                                                                File No. 33-8746
                                                               ICA No. 811-04840

    As filed with the Securities and Exchange Commission on February 25, 2005
--------------------------------------------------------------------------------

                                    FORM N-1A
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       |X|

                           Pre-Effective Amendment No.                     |_|


                         Post-Effective Amendment No. 31                   |X|


                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   |X|


                                Amendment No. 33                           |X|


                        (Check appropriate box or boxes)

                              THE TOCQUEVILLE TRUST
               (Exact Name of Registrant as Specified in Charter)

                         40 West 57th Street, 19th Floor
                            New York, New York 10019
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 698-0800

                               Robert Kleinschmidt
                                    President
                              The Tocqueville Trust


                         40 West 57th Street 19th Floor


                            New York, New York 10019
                     (Name and Address of Agent for Service)

                                   Copies to:
                            Michael R. Rosella, Esq.
                     Paul, Hastings, Janofsky, & Walker LLP
                               75 East 55th Street
                            New York, New York 10022

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)


    ( ) immediately upon filing pursuant to paragraph (b)
    (x) on February 28, 2005 pursuant to paragraph (b)


    ( ) 60 days after filing pursuant to paragraph (a)(1)

    ( ) on ( ) pursuant to paragraph (a)(1)

    ( ) 75 days after filing pursuant to paragraph (a)(2)
    ( ) on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

    ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                    [GRAPHIC]






                                      THE TOCQUEVILLE TRUST

                                      THE TOCQUEVILLE FUND
                                      THE TOCQUEVILLE SMALL CAP VALUE FUND
                                      THE TOCQUEVILLE INTERNATIONAL VALUE FUND
                                      THE TOCQUEVILLE GOLD FUND
                                      THE TOCQUEVILLE GENESIS FUND

                                      PROSPECTUS

                                      February 28, 2005


                                      This Prospectus covers five different
                                      Funds of The Tocqueville Trust. You will find specific information in this Prospectus about each of the Funds plus general information on the Funds. You may find additional information in the Funds' Statement of Additional Information, which is incorporated by reference into this Prospectus. Please read this Prospectus carefully before you invest or send money.

                                      The Securities and Exchange Commission
                                      has not approved or disapproved the
                                      shares described in this Prospectus or
                                      determined whether this Prospectus is
                                      accurate or complete. Any representation to the contrary is a criminal offense.

                              Investment Advisor
                       Tocqueville Asset Management L.P.
                        40 West 57th Street, 19th Floor
                              New York, NY 10019
                                (212) 698-0800
                              www.tocqueville.com

                                  Distributor
               Lepercq, de Neuflize/Tocqueville Securities, L.P.
                        40 West 57th Street, 19th Floor
                              New York, NY 10019
                                (212) 698-0800

                            Shareholders' Servicing
                              and Transfer Agent
                        U.S. Bancorp Fund Services, LLC
                                 P.O. Box 701
                           Milwaukee, WI 53201-0701
                                (800) 697-3863

                                   Custodian
                                U.S. Bank, N.A.
                               425 Walnut Street
                             Cincinnati, OH 45202

                               Board of Trustees

                           Francois Sicart--Chairman

                                Lucille G. Bono
                              Charles W. Caulkins
                                James W. Gerard
                                  Inge Heckel
                            Robert W. Kleinschmidt
                                  Guy A. Main
                              Larry M. Senderhauf


Mutual fund shares are not insured by the Federal Deposit Insurance Corporation
                    (FDIC) or any other government agency.

                               Table of Contents


       The Tocqueville Fund--Risk/Return Summary.....................  1

       The Tocqueville Small Cap Value Fund--Risk/Return Summary.....  3

       The Tocqueville International Value Fund--Risk/Return Summary.  5

       The Tocqueville Gold Fund--Risk/Return Summary................  7

       The Tocqueville Genesis Fund--Risk/Return Summary.............  9

       Fee Table..................................................... 11

       Investment Objectives, Investment Strategies and Related Risks 13

       Risks of Investing in the Funds............................... 15

       Management of the Funds....................................... 17

       How the Funds Value Shares.................................... 18

       Shareholder Information....................................... 19

       Dividends, Distributions and Tax Matters...................... 25

       Financial Highlights.......................................... 27

                             THE TOCQUEVILLE FUND
                              Risk/Return Summary
--------------------------------------------------------------------------------

Investment Objective

The Tocqueville Fund's investment objective is long-term capital appreciation.

Principal Investment Strategies

The Tocqueville Fund seeks to achieve its investment objective by investing primarily in common stocks of United States companies.

The investment strategy of the Tocqueville Fund is value oriented and contrarian. The Fund seeks to invest in companies that have good long-term business fundamentals but are temporarily out of favor with investors, and hence have a market value lower than their intrinsic value. The fundamental research based value orientation of the investment advisor (the "Advisor") helps the portfolio manager find companies which have good businesses; the Advisor's contrarian orientation enables the portfolio manager to buy them at what the portfolio manager believes to be attractive prices.

Value oriented means that the portfolio manager seeks to invest in companies that are selling at a discount to their intrinsic value, and where business fundamentals are improving or expected to improve. In assessing intrinsic value, the portfolio manager's judgments will be based on a comparison of a company's stock market value with various financial parameters, including historical and projected cash flow, book earnings, and net asset value. In general, the portfolio manager seeks companies that are characterized by strong management, business franchise, competitive position and financial structure, a clear strategy, free cash flow, large insider ownership, and shareholder oriented policies, among other things.

Contrarian means that the portfolio manager seeks investment opportunities in stocks and sectors that are out of favor with investors. The portfolio manager considers a stock to be out of favor when its price has declined significantly or has lagged the relevant market index for an extended period of time and the consensus among investors does not expect improvement.

In general, the portfolio manager acquires his investment ideas by identifying companies whose stock prices are down, or have lagged the market. The portfolio manager then analyzes the quality of their business franchise and long-term fundamentals and makes a judgment regarding their intrinsic value. Alternatively, the portfolio manager may identify companies with strong long-term business fundamentals and then wait for them to fall out of favor with investors in order to buy them at a discount to intrinsic value.

The portfolio manager will purchase stocks for the Fund's portfolio when they meet the above criteria and when the portfolio manager believes that they have a limited risk of further decline. The portfolio manager will sell stocks when they are no longer considered to be good values.

Principal Risks

You may lose money by investing in the Tocqueville Fund. The Fund is subject to the following risks:

 .  the stock markets may go down; and

 . a stock or stocks selected for the Fund's portfolio may fail to perform as expected.

1   Prospectus

Bar Chart and Performance Table


The following chart and table demonstrate the risks of investing in the Tocqueville Fund by showing changes in the Fund's performance from year to year (on a calendar year basis) and by showing how the Fund's average annual returns for 1 year, 5 years and 10 years ended December 31, 2004 compare with those of the S&P 500 Index. While analyzing this information, please note that the Fund's performance (before and after taxes) is not an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------


Average Annual Total Returns--
  For the periods ended December 31, 2004
-----------------------------------------------

                            One   Five    Ten
                            Year  Years  Years
-----------------------------------------------
The Tocqueville Fund
 Return Before Taxes       12.55%  7.23% 12.26%
-----------------------------------------------
 Return After Taxes on
   Distributions           11.83%  6.54% 10.58%
-----------------------------------------------
 Return After Taxes on
   Distributions and
   Sale of Fund Shares      9.10%  6.03%  9.94%
-----------------------------------------------
S&P 500 Index*
(reflects no deduction for
  fees, expenses or taxes) 10.88% -2.30% 12.07%
-----------------------------------------------

* Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the S&P 500 Index. While the Fund does not seek to match the returns of the S&P 500 Index, this Index is a good indicator of general stock market performance. You may not invest directly in the S&P 500 Index and, unlike the Fund, it does not incur fees and expenses.

Effective February 1, 2000, the Fund eliminated its sales load. Had it been included in the above table, the total returns would be less than those shown.


                                    [CHART]

  1995    1996    1997    1998    1999    2000    2001    2002    2003    2004
 ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 28.17%  23.62%  25.84%  -0.09%  12.52%  10.27%  -6.33%  -14.53% 42.68%  12.55%




During this period, the best performance for a quarter was 20.71% (for the quarter ended 6/30/03). The worst performance was -18.39% (for the quarter ended 9/30/02).


 . After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

 . Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                           February 28, 2005 2

                     THE TOCQUEVILLE SMALL CAP VALUE FUND
                              Risk/Return Summary
--------------------------------------------------------------------------------

Investment Objective

The Tocqueville Small Cap Value Fund's investment objective is long-term capital appreciation.

Principal Investment Strategies


The Small Cap Value Fund seeks to achieve its investment objective by investing at least 80% of its net assets (which includes, for purposes of this test, the amount of borrowings for investment purposes) in common stocks of companies located in the United States that have market values of less than $1 billion ("Small Cap Companies").


The investment strategy of the Small Cap Value Fund is value oriented and contrarian. The Fund seeks to invest in companies that have good long-term business fundamentals but are temporarily out of favor with investors, and hence have a market value lower than their intrinsic value. The fundamental research based value orientation of the Advisor helps the portfolio manager find companies which have good businesses; the Advisor's contrarian orientation enables the portfolio manager to buy them at what the portfolio manager believes to be attractive prices.

Value oriented means that the portfolio manager seeks to invest in companies that are selling at a discount to their intrinsic value, and where business fundamentals are improving or expected to improve. In assessing intrinsic value, the portfolio manager's judgments will be based on a comparison of a company's stock market value with various financial parameters, including historical and projected cash flow, book earnings, and net asset value. In general, the portfolio manager seeks companies that are characterized by strong management, business franchise, competitive position and financial structure, a clear strategy, free cash flow, large insider ownership, and shareholder oriented policies, among other things.

Contrarian means that the portfolio manager seeks investment opportunities in stocks and sectors that are out of favor with investors. The portfolio manager considers a stock to be out of favor when its price has declined significantly or has lagged the relevant market index for an extended period of time and the consensus among investors does not expect improvement.

In general, the portfolio manager acquires his investment ideas by identifying companies whose stock prices are down, or have lagged the market. The portfolio manager then analyzes the quality of their business franchise and long-term fundamentals and makes a judgment regarding their intrinsic value. Alternatively, the portfolio manager may identify companies with strong long-term business fundamentals and then wait for them to fall out of favor with investors in order to buy them at a discount to intrinsic value.

The portfolio manager will purchase stocks for the Fund's portfolio when they meet the above criteria and when the portfolio manager believes that they have a limited risk of further decline. The portfolio manager will sell stocks when they are no longer considered to be good values.

Principal Risks

You may lose money by investing in the Small Cap Value Fund. The Fund is subject to the following risks:

 .  the stock markets may go down; and

 . a stock or stocks selected for the Fund's portfolio may fail to perform as expected.

In addition, there are unique risks associated with investing in small cap stocks, including:

 . small companies rely on limited product lines, financial resources and business activities that may make them more susceptible than larger companies to setbacks or downturns; and

 . small cap stocks are less liquid and more thinly traded which make them more volatile than stocks of larger companies.

3   Prospectus

Bar Chart and Performance Table


The following chart and table demonstrate the risks of investing in the Small Cap Value Fund by showing changes from year to year (on a calendar year basis) and by showing how the Fund's average annual returns for 1 year, 5 years and 10 years ended December 31, 2004 compare with those of the Russell 2000 Index. While analyzing this information, please note that the Fund's performance (before and after taxes) is not an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------


Average Annual Total Returns--
  For the periods ended December 31, 2004
-----------------------------------------------------

                                  One   Five    Ten
                                  Year  Years  Years
-----------------------------------------------------
The Tocqueville Small Cap
  Value Fund
 Return Before Taxes              0.78% 12.39% 16.13%
-----------------------------------------------------
 Return After Taxes on
   Distributions                  0.24% 10.06% 13.67%
-----------------------------------------------------
 Return After Taxes on
   Distributions and
   Sale of Fund Shares            1.22%  9.72% 13.16%
-----------------------------------------------------
Russell 2000 Index*
(reflects no deduction for fees,
  expenses or taxes)             18.33%  6.61% 11.54%
-----------------------------------------------------

* Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Russell 2000 Index. While the Fund does not seek to match the returns of the Russell 2000 Index, this Index is a good indicator of small company stock market performance. You may not invest directly in the Russell 2000 Index and, unlike the Fund, it does not incur fees and expenses.

Effective February 1, 2000, the Fund eliminated its sales load. Had it been included in the above table, the total returns would be less than those shown.

                                    [CHART]

 1995   1996    1997    1998     1999    2000    2001     2002     2003    2004
------ ------  ------  ------   ------  ------  ------   ------   ------  ------
23.21% 25.03%  23.37%  -5.59%   38.66%  14.40%  11.64%  -15.92%   65.69%  0.78%



During this period, the best performance for a quarter was 38.90% (for the quarter ended 6/30/03). The worst performance was -22.58% (for the quarter ended 9/30/98).


 . After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

 . Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                           February 28, 2005 4

                   THE TOCQUEVILLE INTERNATIONAL VALUE FUND
                              Risk/Return Summary
--------------------------------------------------------------------------------

Investment Objective

The Tocqueville International Value Fund's investment objective is long-term capital appreciation consistent with preservation of capital.

Principal Investment Strategies

The International Value Fund seeks to achieve its investment objective by investing primarily in non-U.S. companies. Under normal market conditions, the Fund will invest at least 65% of its total assets in stocks of companies located in at least three different countries, which may include developed and emerging market countries. The Fund will invest primarily in Small Cap Companies and companies having market values between $1 billion and $5 billion ("Mid Cap Companies"), but may also invest in companies having market values of $5 billion or more ("Large Cap Companies").

The investment strategy of the International Value Fund is value oriented and contrarian. The Fund seeks to invest in companies that have good long-term business fundamentals but are temporarily out of favor with investors, and hence have a market value lower than their intrinsic value. The fundamental research based value orientation of the Advisor helps the portfolio managers find companies which have good businesses; the Advisor's contrarian orientation enables the portfolio managers to buy them at what the portfolio managers believe to be attractive prices.

Value oriented means that the portfolio managers seek to invest in companies that are selling at a discount to their intrinsic value, and where business fundamentals are improving or expected to improve. In assessing intrinsic value, the portfolio managers' judgments will be based on a comparison of a company's stock market value with various financial parameters, including historical and projected cash flow, book earnings, and net asset value. In general, the portfolio managers seek companies that are characterized by strong management, business franchise, competitive position and financial structure, a clear strategy, free cash flow, large insider ownership, and shareholder oriented policies, among other things.

Contrarian means that the portfolio managers seek investment opportunities in stocks and sectors that are out of favor with investors. The portfolio managers consider a stock to be out of favor when its price has declined significantly or has lagged the relevant market index for an extended period of time and the consensus among investors does not expect improvement.

In general, the portfolio managers acquire their investment ideas by identifying companies whose stock prices are down, or have lagged the market. The portfolio managers then analyze the quality of their business franchise and long-term fundamentals and make a judgment regarding their intrinsic value. Alternatively, the portfolio managers may identify companies with strong long-term business fundamentals and then wait for them to fall out of favor with investors in order to buy them at a discount to intrinsic value.

The portfolio managers will purchase stocks for the Fund's portfolio when they meet the above criteria and when the portfolio managers believe that they have a limited risk of further decline. The portfolio managers will sell stocks when they are no longer considered to be good values.

Principal Risks

You may lose money by investing in the International Value Fund. The Fund is subject to the following risks:

 .  the stock markets may go down; and

 . a stock or stocks selected for the Fund's portfolio may fail to perform as expected.

Additional risks associated with investing in non-U.S. securities may include legal and regulatory risk, currency risk, liquidity risk, expropriation risk and political risk.

5   Prospectus

Bar Chart and Performance Table


The following chart and table demonstrate the risks of investing in the International Value Fund by showing changes in the Fund's performance from year to year (on a calendar year basis) and by showing how the Fund's average annual returns for 1 year, 5 years and 10 years ended December 31, 2004 compare with those of the Morgan Stanley EAFE Index. While analyzing this information, please note that the Fund's performance (before and after taxes) is not an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------


Average Annual Total Returns--
  For the periods ended December 31, 2004
----------------------------------------------------

                                  One   Five    Ten
                                  Year  Years  Years
----------------------------------------------------
The Tocqueville International
  Value Fund
 Return Before Taxes             21.74%  6.59% 5.77%
----------------------------------------------------
 Return After Taxes on
   Distributions                 21.64%  6.52% 5.18%
----------------------------------------------------
 Return After Taxes on
   Distributions and
   Sale of Fund Shares           14.26%  5.67% 4.70%
----------------------------------------------------
Morgan Stanley EAFE Index*
(reflects no deduction for fees,
  expenses or taxes)             20.70% -0.80% 5.94%
----------------------------------------------------

* Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Morgan Stanley EAFE Index. While the Fund does not seek to match the returns of the Morgan Stanley EAFE Index, this Index is a good indicator of stock market performance in developed countries outside of North America. You may not invest directly in the Morgan Stanley EAFE Index and, unlike the Fund, it does not incur fees and expenses.

Effective February 1, 2000, the Fund eliminated its sales load. Had it been included in the above table, the total returns would be less than those shown.

                                    [CHART]

1995    1996    1997    1998    1999    2000     2001    2002    2003    2004
-----  ------  ------  ------  ------  -------  ------  ------  ------  ------
6.45%  24.48%  -30.86%  6.12%  31.04%  -19.70%  -9.87%   1.56%  53.72%  21.74%



During this period, the best performance for a quarter was 33.63% (for the quarter ended 12/31/98). The worst performance was 28.47% (for the quarter ended 6/30/98).


 . After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

 . Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                           February 28, 2005 6

                           THE TOCQUEVILLE GOLD FUND
                              Risk/Return Summary
--------------------------------------------------------------------------------

Investment Objective

The Tocqueville Gold Fund's investment objective is long-term capital appreciation.

Principal Investment Strategies


The Gold Fund seeks to achieve its investment objective by investing at least 80% of its net assets (which includes, for purposes of this test, the amount of borrowings for investment purposes) in gold and securities of companies located throughout the world that are engaged in mining or processing gold ("Gold Related Securities"). The Fund may also invest in other precious metals ("Other Precious Metals"). However no more than 20% of the Fund's total assets may be invested directly in gold bullion and other precious metals.


The investment strategy of the Gold Fund is value oriented and contrarian. The Fund seeks to invest in companies that have good long-term business fundamentals but are temporarily out of favor with investors, and hence have a market value lower than their intrinsic value. The fundamental research based value orientation of the Advisor helps the portfolio manager find companies which have good businesses; the Advisor's contrarian orientation enables the portfolio manager to buy them at what the portfolio manager believes to be attractive prices.

Value oriented means that the portfolio manager seeks to invest in companies that are selling at a discount to their intrinsic value, and where business fundamentals are improving or expected to improve. In assessing intrinsic value, the portfolio manager's judgments will be based on a comparison of a company's stock market value with various financial parameters, including historical and projected cash flow, book earnings, and net asset value. In general, the portfolio manager seeks companies that are characterized by strong management, business franchise, competitive position and financial structure, a clear strategy, free cash flow, large insider ownership, and shareholder oriented policies, among other things.

Contrarian means that the portfolio manager seeks investment opportunities in stocks and sectors that are out of favor with investors. The portfolio manager considers a stock to be out of favor when its price has declined significantly or has lagged the relevant market index for an extended period of time and the consensus among investors does not expect improvement.

In general, the portfolio manager acquires his investment ideas by identifying companies whose stock prices are down, or have lagged the market. The portfolio manager then analyzes the quality of their business franchise and long-term fundamentals and makes a judgment regarding their intrinsic value. Alternatively, the portfolio manager may identify companies with strong long-term business fundamentals and then wait for them to fall out of favor with investors in order to buy them at a discount to intrinsic value.

The portfolio manager will purchase stocks for the Fund's portfolio when they meet the above criteria and when the portfolio manager believes that they have a limited risk of further decline. The portfolio manager will sell stocks when they are no longer considered to be good values.

Principal Risks

You may lose money by investing in the Gold Fund. The Fund is subject to the following risks:

 .  the stock markets may go down; and
 . a stock or stocks selected for the Fund's portfolio may fail to perform as expected.

The Gold Fund is subject to the special risks associated with investing in gold and other precious metals, including:

 . the price of gold or other precious metals may be subject to wide fluctuation;
 .  the market for gold or other precious metals is relatively limited;
 . the sources of gold or other precious metals are concentrated in countries that have the potential for instability; and
 .  the market for gold and other precious metals is unregulated.

In addition, there are special risks associated with investing in foreign securities, including:

 .  the value of foreign currencies may decline relative to the US dollar;
 . a foreign government may expropriate the Fund's assets; and . political, social or economic instability in a foreign country in which the
    Fund invests may cause the value of the Fund's investments to decline.


The Gold Fund is also subject to the risk that it could fail to qualify as a regulated investment company under the Internal Revenue Code if it derives more than 10% of its gross income from investment in gold bullion or other precious metals. Failure to qualify as a regulated investment company would result in adverse tax consequences to the Fund and its shareholders. In order to ensure that it qualifies as a regulated investment company, the Fund may be required to make investment decisions that are less than optimal or forego the opportunity to realize gains.


The Gold Fund is a non-diversified fund and therefore, compared to a diversified mutual fund, this Fund is able to invest a greater portion of its assets in any one particular issuer. The risk of investing in a non-diversified fund is that the fund may be more sensitive to changes in the market value of a single issuer. Investors should consider this greater risk versus the safety that comes with a more diversified portfolio.

7   Prospectus

Bar Chart and Performance Table


The following chart and table demonstrate the risks of investing in the Gold Fund by showing changes in the Fund's performance from year to year (on a calendar year basis) and by showing how the Fund's average annual returns for 1 year, 5 year and since inception ended December 31, 2004 compare with those of the S&P 500 Index and the Philadelphia Stock Exchange Gold/Silver Index. While analyzing this information, please note that the Fund's performance (before and after taxes) is not an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------


Average Annual Total Returns--
  For the periods ended December 31, 2004
--------------------------------------------------

                                           Since
                             One   Five   June 29,
                             Year  Years   1998**
--------------------------------------------------
The Tocqueville Gold Fund
 Return Before Taxes        -5.82% 23.57%  22.16%
--------------------------------------------------
 Return After Taxes on
   Distributions            -6.39% 23.07%  21.80%
--------------------------------------------------
 Return After Taxes on
   Distributions and
   Sale of Fund Shares      -3.05% 20.87%  19.89%
--------------------------------------------------
S&P 500 Index*
(reflects no deductions for
  fees, expenses and taxes) 10.88% -2.30%   2.54%
--------------------------------------------------
Philadelphia Stock Exchange
  Gold/Silver Index*
(reflects no deductions for
  fees, expenses or taxes)  -7.67%  9.66%   6.84%
--------------------------------------------------

* Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the S&P 500 Index and the Philadelphia Stock Exchange Gold/Silver Index. While the Fund does not seek to match the returns of the S&P 500 Index and the Philadelphia Stock Exchange Gold/Silver Index, these Indices are good indicators of general stock market performance and the performance of the common stock of companies in the gold and silver mining industry, respectively. You may not invest directly in the S&P 500 Index and the Philadelphia Stock Exchange Gold/Silver Index and, unlike the Fund, they do not incur fees and expenses.
** Inception date of the Fund.

Effective February 1, 2000, the Fund eliminated its sales load. Had it been included in the table, the total returns would be less than those shown.

               [CHART]

1999     2000     2001    2002    2003     2004
-----   -------  ------  ------  ------   ------
21.72%  -10.70%  21.90%  82.88%  53.65%   -5.82%



During this period, the best performance for a quarter was 45.91% (for the quarter ended 3/31/02). The worst performance was -17.00% (for the quarter ended 6/30/04).


 . After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

 . Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                           February 28, 2005 8

                         THE TOCQUEVILLE GENESIS FUND
                              Risk/Return Summary
--------------------------------------------------------------------------------

Investment Objective

The Tocqueville Genesis Fund's investment objective is long-term capital appreciation consistent with preservation of capital.

Principal Investment Strategies

The Genesis Fund seeks to achieve its investment objective by investing primarily in common stocks of United States companies. Although the Fund's investment strategy will not be constrained by market capitalization, the Fund will generally invest in Small Cap Companies or Mid Cap Companies.

The investment strategy of the Genesis Fund is value oriented and contrarian. The Fund seeks to invest in sectors of the market that the portfolio manager has identified as undervalued by analyzing capital flows within market sectors. The portfolio manager will seek to (i) identify sectors that have appreciation potential when capital flows into that sector approach or exceed historical norms and (ii) identify sectors with little or no appreciation potential when capital flows leave that sector. Within the sectors that the portfolio manager has identified as undervalued, the portfolio manager will then identify companies that he believes have good long-term business fundamentals but are temporarily out of favor with investors, and hence have a market value lower than their intrinsic value. The fundamental research based value orientation of the Advisor helps the portfolio manager find companies which have good businesses; the Advisor's contrarian orientation enables the portfolio manager to buy them at what the portfolio manager believes to be attractive prices.

Value oriented means that the portfolio manager seeks to invest in companies that are selling at a discount to their intrinsic value, and where business fundamentals are improving or expected to improve. In assessing intrinsic value, the portfolio manager's judgments will be based on a comparison of a company's stock market value with various financial parameters, including historical and projected cash flow, book earnings, and net asset value. In general, the portfolio manager seeks companies that are characterized by strong management, business franchise, competitive position and financial structure, a clear strategy, free cash flow, large insider ownership, and shareholder oriented policies, among other things.

Contrarian means that the portfolio manager seeks investment opportunities in stocks and sectors that are out of favor with investors. The portfolio manager considers a stock to be out of favor when its price has declined significantly or has lagged the relevant market index for an extended period of time and the consensus among investors does not expect improvement.

In general, the portfolio manager acquires his investment ideas by identifying companies whose stock prices are down, or have lagged the market. The portfolio manager then analyzes the quality of their business franchise and long-term fundamentals and makes a judgment regarding their intrinsic value. Alternatively, the portfolio manager may identify companies with strong long-term business fundamentals and then wait for them to fall out of favor with investors in order to buy them at a discount to intrinsic value.

The portfolio manager will generally purchase stocks for the Fund's portfolio when they meet the above criteria and when the portfolio manager believes that they have a limited risk of further decline. The portfolio manager will generally sell stocks when they are no longer considered to offer the opportunity for appreciation.

Principal Risks

You may lose money by investing in the Genesis Fund. The Fund is subject to the following risks:

 .  the stock markets may go down; and

 . a stock or stocks selected for the Fund's portfolio may fail to perform as expected.

In addition, there are unique risks associated with investing in Small Cap and Mid Cap Companies, including:

 . Small and Mid Cap Companies rely on limited product lines, financial resources and business activities that may make them more susceptible than larger companies to setbacks or downturns; and

 . Small and Mid Cap Companies are less liquid and more thinly traded which make them more volatile than stocks of larger companies.

9   Prospectus

Bar Chart and Performance Table


The following chart and table demonstrate the risks of investing in the Genesis Fund by showing, in the chart, the Fund's performance for the last calendar year and comparing in the table the Fund's performance for its last calendar year and since inception periods with the Wilshire 5000 Index. Returns in the bar chart and table do not include sales loads and, if those amounts were included, returns would be less than those shown. While analyzing this information, please note that the Fund's performance (before and after taxes) is not an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------


Average Annual Total Returns--
  For the periods ended December 31, 2004
-----------------------------------------------------------

                                                   Since
                                           One   October 8,
                                           Year    2003**
-----------------------------------------------------------
The Tocqueville Genesis Fund
 Return Before Taxes                      -0.18%    2.61%
-----------------------------------------------------------
 Return After Taxes on
   Distributions                          -0.18%    2.61%
-----------------------------------------------------------
 Return After Taxes on
   Distributions and
   Sale of Fund Shares                    -0.12%    2.23%
-----------------------------------------------------------
Wilshire 5000 Index*
(reflects no deduction for fees, expenses
  or taxes)                               12.62%   17.16%
-----------------------------------------------------------

* Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Wilshire 5000
   Index. While the Fund does not seek to match the returns of the Wilshire
   5000 Index, this Index is a good indicator of U.S. equity market performance. You may not invest directly in the Wilshire 5000 Index and, unlike the Fund, it does not incur fees and expenses.
** Inception date of the Fund.

                                    [CHART]

                                      2004
                                     ------
                                      5.02%


During this period, the best performance for a quarter was 7.94% (for the quarter ended 12/31/04). The worst performance was -2.33% (for the quarter ended 9/30/04).


 . After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

 . Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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
                                                           February 28, 2005 10

                                   FEE TABLE
--------------------------------------------------------------------------------

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds:



                                                  Tocqueville Small Cap  International  Gold    Genesis
                                                     Fund     Value Fund  Value Fund    Fund     Fund
                                                  ----------- ---------- ------------- ----   -------
Shareholder Fees (fees paid directly from
  your investment):
Maximum Sales Charge (Load) Imposed on Purchases
  (as % of offering price).......................    None        None        None      None     5.00%
Maximum Deferred Sales Charge (Load).............    None        None        None      None     None
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends/Distributions........................    None        None        None      None     None
Redemption Fee...................................    2.00%*      2.00%*      2.00%*    2.00%*   2.00%*
Exchange Fee.....................................      **          **          **        **         **
Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):
(as a % of average net assets)
Advisory Fee.....................................    0.75%       0.75%       1.00%     1.00%    1.25%/(2)/
Rule 12b-1 Fee...................................    0.25%       0.25%       0.25%     0.25%    0.25%
Other Expenses...................................    0.34%       0.41%       0.46%     0.33%    0.78%
                                                     ----        ----        ----      ----    -----
Total Annual Fund Operating Expenses.............    1.34%       1.41%       1.71%     1.58%    2.28%
  Less Fee Waivers...............................    0.00%       0.00%       0.00%     0.00%   (0.33)%/(1)/
                                                     ----        ----        ----      ----    -----
Net Annual Fund Operating Expenses...............    1.34%       1.41%       1.71%     1.58%    1.95%/(1)/

--------



/(1)/ With respect to the Genesis Fund, the Advisor is contractually obligated to waive its fees to the extent that the Total Annual Fund Operating Expenses exceed 1.95%. This Expense Limitation Agreement shall remain in effect until October 8, 2005.

* A redemption fee is imposed on redemptions of shares held 120 days or less. Please see "How to Redeem Shares" in the section entitled "Shareholder Information" for more information concerning the redemption fee. The Transfer Agent charges a $15 service fee for each payment of redemption proceeds made by wire.
**  The Transfer Agent charges a $5 fee for each telephone exchange.
Example:

This example is to help you compare the cost of investing in the Tocqueville Funds with the cost of investing in other mutual funds.

The Example assumes that:

 .  you invest $10,000 in the Fund for the time periods indicated;

 .  your investment has a 5% return each year; and

 .  the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions, your costs would be:


                                   1 Year 3 Years 5 Years 10 Years
                                   ------ ------- ------- --------
              Tocqueville Fund....  $136  $  425  $  734   $1,613
              Small Cap Value Fund  $144  $  446  $  771   $1,691
              International Value
                Fund..............  $174  $  539  $  928   $2,019
              Gold Fund...........  $161  $  499  $  860   $1,878
              Genesis Fund........  $720* $1,177  $1,659   $2,985



--------

* The operating expenses for the Genesis Fund do not reflect the 0.33% contractual fee waiver under the Expense Limitation Agreement referenced in the fee table. If this waiver was reflected, your costs would be lower.


11  Prospectus


Who may want to invest in the Funds?

 .  investors who want a diversified portfolio

 .  long-term investors with a particular goal, such as saving for retirement

 .  investors who want potential growth over time

 .  investors who can tolerate short-term fluctuations in net asset value
    ("NAV") per share

Who may want to invest in:

The Tocqueville Fund? Investors who are willing to assume market risk of United
States securities in the short-term for potentially higher gains in the long-term.

The Small Cap Value Fund? Investors who are comfortable with assuming the added risks associated with small cap stocks in return for the possibility of long-term rewards.

The International Value Fund? Investors who want to gain exposure to a broader set of investment opportunities by investing in non-U.S. countries and who are willing to accept the additional risks that may be associated with investment in non-U.S. securities.

The Gold Fund? Investors who want to diversify their portfolio or investors who want an investment that may provide protection against inflation or currency devaluation and are willing to accept the additional risks associated with investment in gold and gold related securities.

The Genesis Fund? Investors who are comfortable with assuming the added risks associated with more active trading and with small and mid cap stocks in return for the possibility of long-term rewards and for investors who desire a more flexible sector movement in a fund's portfolio.

The Funds may not be appropriate for investors who:

 . are not willing to take any risk that they may lose money on their investment

 .  primarily want stability of their investment principal

 . primarily want to invest in a particular sector (with the exception of the Gold Fund) or in particular industries, countries or regions

 .  require current income

Keep in mind that mutual fund shares:

 .  are not deposits of any bank

 . are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency

 . are subject to investment risks, including the possibility that you could lose money.

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
                                                           February 28, 2005 12

        INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RELATED RISKS
--------------------------------------------------------------------------------

Investment Objectives

Long-term capital appreciation is the investment objective of the Tocqueville Fund, the Small Cap Value Fund and the Gold Fund. The investment objective of the International Value Fund and the Genesis Fund is long-term capital appreciation consistent with preservation of capital.


The Funds' investment objectives are fundamental and cannot be changed without a shareholder vote. The Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment, unless otherwise provided in the Prospectus or Statement of Additional Information. Changes in the market value of securities in a Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.


Investment Strategies

General

The investment strategy of the Tocqueville Fund, the Small Cap Value Fund, the International Value Fund, the Gold Fund and the Genesis Fund is value oriented and contrarian.

The Funds seek companies (with respect to the Genesis Fund, companies within the sectors of the market that the portfolio manager has identified as undervalued) that have good long-term business fundamentals but are temporarily out of favor with investors, and hence have a market value lower than their intrinsic value. The fundamental research based value orientation of the Advisor helps the portfolio managers find companies which have good businesses; the Advisor's contrarian orientation enables the portfolio managers to buy them at what the portfolio managers believe to be attractive prices.

Value oriented means that the portfolio managers seek to invest in companies that are selling at a discount to their intrinsic value, and where business fundamentals are improving or expected to improve. In assessing intrinsic value, the portfolio managers' judgments will be based on a comparison of a company's stock market value with various financing parameters, including, historical and projected cash flow, book earnings, and net asset value. In general, the portfolio managers seek companies that are characterized by strong management, business franchise, competitive position and financial structure, clear strategy, free cash flow, large insider ownership, shareholder oriented policies, among other things.

Contrarian means that the portfolio managers seek investment opportunities in stocks and sectors that are out of favor with investors. We consider a stock to be out of favor when its price has declined significantly or has lagged the relevant market index for an extended period of time and the consensus among investors does not expect improvement.

In general, the portfolio managers acquire their investment ideas by identifying companies whose stock prices are down, or have lagged the market. The portfolio managers then analyze the quality of their business franchise and long-term fundamentals and make a judgment regarding their intrinsic value. Alternatively, the portfolio managers may identify companies with strong long-term business fundamentals and then wait for them to fall out of favor with investors in order to buy them at a discount to intrinsic value.

The Funds

The Tocqueville Fund will seek to achieve its investment objective by investing primarily in common stocks of United States companies.

While the Tocqueville Fund will primarily invest in common stocks of United States companies, the Fund may also invest:

.. up to 25% of its total assets in common stocks of foreign companies traded in the U.S. or in American Depository Receipts (ADRs);

..  up to 10% of its total assets in gold bullion from U.S. institutions;


.. in repurchase agreements, which are fully collateralized by U.S. government securities, including securities of U.S. government agencies, or other collateral that the Advisor deems appropriate;


.. up to 5% of its total assets in debt instruments convertible into common stock; and

..  in warrants issued by U.S. and foreign issuers.


The Small Cap Value Fund will seek to achieve its investment objective by investing at least 80% of its net assets (which includes, for purposes of this test, the amount of borrowings for investment purposes) in common stocks of companies located in the United States that are Small Cap Companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this policy.


The Small Cap Value Fund may also invest:

.. up to 20% of its total assets in common stock of small cap companies located in developed countries in Europe and Asia;

13  Prospectus

.. up to 20% of its total assets in common stock of foreign companies traded in the United States or in American Depository Receipts (ADRs);


.. in repurchase agreements which are fully collateralized by U.S. government securities, including securities of U.S. government agencies, or other collateral that the Advisor deems appropriate;


.. up to 10% of its total assets in investment grade debt securities convertible into common stock; and

..  in warrants of U.S. and foreign issuers.

The International Value Fund invests primarily in common stocks of non-U.S. companies. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks of companies located in at least three different countries outside the United States, which may include developed and emerging market countries. The Fund may also invest up to 20% of its assets in common stocks of companies located in the United States. The Fund will invest primarily in Small and Mid Cap Companies, but may also invest in Large Cap Companies.

When selecting stocks, in addition to the factors discussed above, the Advisor may take into account macroeconomic conditions, government policies influencing business, political conditions and the outlook for currency relationships.

The International Value Fund will invest primarily in common stock, investment grade debt convertible into common stock, depository receipts, and warrants. However, the Fund may also invest in preferred stock and investment grade debt securities if the Advisor believes that they will provide greater potential for capital appreciation than investment in the above-listed securities.

The International Value Fund may invest without limit in companies located in emerging market countries, which may involve additional risks such as political instability and currency devaluation, although the Fund does not intend, under normal market conditions, to invest more than 20% of its assets in such securities. An emerging market is any country that the World Bank has determined to have a low or middle income economy and may include any country in the world except the United States, Australia, Canada, Japan, New Zealand, and most countries in Western Europe such as Belgium, Denmark, France, Germany, Great Britain, Italy, the Netherlands, Norway, Spain, Sweden and Switzerland.


The Gold Fund will invest at least 80% of its net assets (which includes, for purposes of this test, the amount of borrowings for investment purposes) in gold and securities of companies located throughout the world that are engaged in mining or processing gold ("gold related securities"). The Fund will provide shareholders with at least 60 days' prior notice of any change in this policy. The Fund may also invest in other precious metals and securities of companies that are engaged in mining or processing other precious metals ("other precious metal securities"). However, no more than 20% of the Fund's total assets may be invested directly in gold bullion and other precious metals. The Fund's investments may include foreign securities and small capitalization issuers.


  The Gold Fund will invest primarily in common stock, investment grade debt convertible into common stock, depository receipts and warrants. However, the Fund may also invest in preferred stock and investment grade debt securities if the Advisor believes that they will provide greater potential for capital appreciation than investment in the above-listed securities.

The Genesis Fund will seek to achieve its investment objective by investing primarily in common stocks of United States companies. Although the Fund's investment strategy will not be constrained by market capitalization, the Fund will generally invest in Small or Mid Cap Companies.

The Genesis Fund seeks to invest in sectors of the market that the portfolio manager has identified as undervalued by analyzing capital flows within market sectors. The portfolio manager will seek to (i) identify sectors that have appreciation potential as reflected when capital flows into that sector approach or exceed historical norms and (ii) identify sectors with little or no appreciation potential when capital flows leave that sector.

While the Genesis Fund will primarily invest in common stocks of United States companies, the Fund may also invest:

.. up to 15% of its total assets in common stocks of foreign companies and/or up to 25% of its total assets in American Depository Receipts (ADRs), provided that at no time may more than 25% of the Fund's total assets be invested in common stocks of foreign companies and ADRs;

..  up to 10% of its total assets in gold from U.S. institutions;


.. in repurchase agreements, which are fully collateralized by U.S. government securities, including securities of U.S. government agencies, or other collateral that the Advisor deems appropriate;


.. up to 5% of its total assets in debt instruments convertible into common stock; and

..  in warrants issued by U.S. and foreign issuers.

                                                           February 28, 2005 14

The Genesis Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies, although the Advisor does not expect the portfolio turnover rate to exceed 100%. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in more frequently realized net gains to the Fund, the Fund's distributions of taxable income may increase.

Diversification Status

The Tocqueville Fund, the Small Cap Value Fund, the International Value Fund and the Genesis Fund are classified as diversified investment companies. As diversified investment companies 75% of the assets of each Fund are subject to the following limitations: (i) no more than 5% of each Fund's total assets may be invested in the securities of any one issuer, except obligations of the United States government and its agencies and instrumentalities and (ii) each Fund may not own more than 10% of the outstanding voting securities of any one issuer. The classification of these Funds as diversified is a fundamental policy of each Fund and can only be changed upon approval of the vote of a majority of the outstanding shares of each Fund. The Gold Fund is classified as a non-diversified investment company and is not subject to these percentage restrictions. The Gold Fund's classification as a non-diversified investment company is a non-fundamental policy and may be changed by the Board of Trustees without obtaining shareholder approval.

Borrowing

Each Fund may borrow up to 10% of the value of its total assets from banks at prevailing interest rates for extraordinary or emergency purposes. A Fund may not purchase additional securities when borrowings exceed 5%.

Temporary Investments

When current market, economic, or political conditions are unsuitable for a Fund's investment objective, or in other appropriate circumstances, each Fund may temporarily invest up to 100% of its assets in cash, cash equivalents or high quality short-term money market instruments. The result of employing this type of temporary defensive strategy is that a Fund may not achieve its investment objective.

Additional Investment Techniques

In addition to the techniques described above, each Fund may employ investment techniques that are not principal investment strategies of the Fund. Each Fund may enter into repurchase agreements, invest in illiquid and restricted securities and invest in other investment companies. The Genesis Fund may sell securities short. The Tocqueville Fund, the Small Cap Value Fund and the Gold Fund may sell securities short "against the box." The International Value Fund, the Gold Fund and the Genesis Fund may invest in futures and options on securities, indices and currencies and use such securities to hedge risk. Each of these investment techniques is subject to certain limitations and restrictions and involves additional risks which are described in more detail in the Statement of Additional Information.

                        RISKS OF INVESTING IN THE FUNDS
--------------------------------------------------------------------------------


As with all mutual funds, investing in the Funds involves certain risks. There is no guarantee that a Fund will meet its investment objective or that a Fund will perform as it has in the past. You may lose money if you invest in one of the Funds.

Some of the investment techniques used involve greater amounts of risk. These investment techniques are discussed in detail in the Statement of Additional Information. The Funds are also subject to certain limitations and restrictions, which are described in the Statement of Additional Information.

You should consider the risks described below before you decide to invest in any of the Funds.

Risks of Investing in Mutual Funds

The following risks are common to all mutual funds:

  Market Risk is the risk that the market value of a security a Fund holds will fluctuate, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was at the time of purchase. Market risk may affect an individual security, a particular sector or the entire market.

  Manager Risk is the risk that a Fund's portfolio manager may use an investment strategy that does not achieve the Fund's objective or may fail to execute a Fund's investment strategy effectively.

  Portfolio Turnover Risk. Frequent trading by a Fund will result in higher Fund expenses and may also result in an increase in a Fund's distributions of taxable income.

15  Prospectus


Risks of Investing in Foreign Securities

Each Fund may invest a portion of its assets in foreign securities. The following risks are common to mutual funds that invest in foreign securities:

  Legal and Regulatory Risk is the risk that the laws and regulations of foreign countries may provide investors with less protection or may be less favorable to investors than the U.S. legal system. For example, there may be less publicly available information about a foreign company than there would be about a U.S. company. The auditing and reporting requirements that apply to foreign companies may be less stringent than U.S. requirements.
  Additionally, government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the U.S.

  Currency Risk is the risk that the Net Asset Value of a Fund will be adversely affected by the devaluation of foreign currencies or by a change in the exchange rate between the U.S. dollar and the currencies in which a Fund's stocks are denominated. The Funds may also incur transaction costs associated with exchanging foreign currencies into U.S. dollars.

  Liquidity Risk. Foreign stock exchanges generally have less volume than U.S.
  stock exchanges. Therefore, it may be more difficult to buy or sell shares of foreign securities, which increases the volatility of share prices on such markets. Additionally, trading on foreign stock markets may involve longer settlement periods and higher transaction costs.

  Expropriation Risk. Foreign governments may expropriate a Fund's investments either directly by restricting the Fund's ability to sell a security or imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Fund's investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of a Fund to pursue and collect a legal judgment against a foreign government.

  Political Risk. Political or social instability or revolution in certain countries in which a Fund invests, in particular emerging market countries, may result in the loss of some or all of the Fund's investment in these countries.

Risks of Investing in Debt Securities

Each Fund may invest a portion of its assets in debt securities. The following risks are common to mutual funds that invest in debt securities:

  Interest Rate Risk is the risk that an increase in interest rates will cause the value of a debt security to decline. In general, debt securities with longer maturities are more sensitive to changes in interest rates.

  Credit (or default) Risk is the risk that the issuer of a debt security may be unable to make timely payments of principal or interest, or may default on the debt.

  Inflation Risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by a Fund. Fixed-rate debt securities are more susceptible to this risk than floating rate debt securities.

  Reinvestment Risk is the risk that when interest income is reinvested, interest rates will have declined so that income must be reinvested at a lower interest rate. Generally, interest rate risk and reinvestment risk have offsetting effects.

Risks of Investing in Restricted Securities

Each Fund may invest in restricted securities, although the Funds, with the exception of the Gold Fund, do not intend to invest more than 5% of their assets in such securities. Restricted securities have contractual or legal restrictions on their resale. They may include private placement securities that a Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Fund may get only limited information about the issuer, so it may be less able to predict a loss.

Risks of Investing in a Non-Diversified Fund (applicable only to the Gold Fund)

As a non-diversified fund, the Gold Fund has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of the Fund.

Disclosure of Portfolio Holdings

A schedule of each Fund's top ten portfolio holdings, current as of month-end, will be available on the Funds' website no earlier than 15 days after the end of each month. This information will remain available on the website at least until updated for the next month or until the Fund

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
                                                           February 28, 2005 16

files with the Securities and Exchange Commission its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The most recent schedule is available on the Funds' website at http://www.tocquevillefunds.com or by calling toll free at (800) 697-3863. Each Fund may terminate or modify this policy at any time without further notice to shareholders. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Statement of Additional Information.

                            MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

Investment Advisor


Tocqueville Asset Management L.P., 40 West 57th Street, 19th Floor, New York, New York 10019, acts as the investment advisor to each Fund under separate investment advisory agreements which provide that the Advisor identify and analyze possible investments for each Fund, and determine the amount, timing, and form of those investments. The Advisor has the responsibility of monitoring and reviewing each Fund's portfolio, on a regular basis, and recommending when to sell the investments. All purchases and sales by the Advisor of securities in each Fund's portfolio are subject at all times to the policies set forth by the Board of Trustees. The Advisor has been in the asset management business since 1990 and as of January 31, 2005, has more than $3.6 billion in assets under management.


For the performance of its services under the investment

advisory agreements, the Advisor receives a fee from each Fund, calculated daily and payable monthly, at an annual rate of: (1) for the Tocqueville Fund, 0.75% on the first $1 billion of the average daily net assets of the Tocqueville Fund, and 0.65% of the average daily net assets in excess of $1 billion; (2) for the Small Cap Value Fund, 0.75% on the first $500 million of the average daily net assets of the Small Cap Value Fund, and 0.65% of the average daily net assets in excess of $500 million; (3) for the International Value Fund, 1.00% on the first $1 billion of the average daily net assets of the International Value Fund, and 0.75% of the average daily net assets in excess of $1 billion; (4) for the Gold Fund, 1.00% on the first $500 million of the average daily net assets of the Gold Fund, 0.75% of the average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.65% of the average daily net assets in excess of $1 billion; and (5) for the Genesis Fund, 1.25% on the first $1 billion of the average daily net assets of the Genesis Fund, and 1.00% of the average daily net assets in excess of $1 billion. In addition, with respect to the Genesis Fund, the Advisor is contractually obligated to waive its fees to the extent that the Total Annual Fund Operating Expenses exceed 1.95%. This Expense Limitation Agreement shall remain in effect until October 8, 2005. For the fiscal year ended October 31, 2004, the Funds paid the Advisor advisory fees equal to: 0.75% for the Tocqueville Fund, 0.75% for the Small Cap Value Fund, 1.00% for the International Value Fund, 1.00% for the Gold Fund and 0.92% for the Genesis Fund.


Portfolio Management

Francois Sicart is the co-portfolio manager of the International Value Fund. Mr. Sicart, the Founder, Chairman and a director of Tocqueville Management Corporation, the general partner of the Advisor, has been a portfolio manager of the Tocqueville International Value Fund since its inception in 1994. Prior to forming the Advisor, and for the 18 year period from 1969 to 1986, he held various senior positions within Tucker Anthony, Incorporated, where he managed private accounts. Mr. Sicart is an MBA graduate of the Ecole des Hautes Estudes Commerciales, France.

Robert W. Kleinschmidt has been the portfolio manager of the Tocqueville Fund since 1992. Mr. Kleinschmidt is the President, Chief Investment Officer and a director of Tocqueville Management Corporation. He previously held executive positions at the investment management firm David J. Greene & Co. Mr. Kleinschmidt has a BBA in accounting from the University of Wisconsin and an MA in economics from the University of Massachusetts.

James E. Hunt is the co-portfolio manager of the International Value Fund. Mr. Hunt has been Director of Research and a portfolio manager with the Advisor since 2000 and has co-managed the International Value Fund since 2001. Prior to joining the Advisor, Mr. Hunt was President of Hunt Asset Management from 1998 to 2000, Executive Vice President with Warburg Dillon Read from 1997 to 1998, Vice President and Associate with Lehman Brothers from 1989 to 1997 and Equity Analyst with Delafield Asset Management from 1984 to 1987. Mr. Hunt holds an MBA from Yale University and a BA from Brown University.

Jean-Pierre Conreur has been the portfolio manager of the Small Cap Value Fund since its inception in 1994.

17  Prospectus


Mr. Conreur, a graduate of Lycee Chanzy in 1954, was employed at Tucker
Anthony, Incorporated from April 1976 to December 1983. From December 1983 to
March of 1990, he held the position of Vice President-Foreign Department at Tucker Anthony. Mr. Conreur is a trustee of the Advisor's retirement plan.

John Hathaway has been the portfolio manager of the Gold Fund since 1997. Mr.
Hathaway was a portfolio manager with Hudson Capital Advisors from 1986 through 1989, and the President, Chief Investment Officer and portfolio manager with Oak Hill Advisors from 1989 through 1996. Mr. Hathaway has been a portfolio manager with the Advisor since 1997. He received his MBA from the University of Virginia and his BA from Harvard University.

Michael Williams is the portfolio manager of the Genesis Fund. Before joining the Advisor, Mr. Williams was the Managing Director for Genesis Partners, a research and advisory firm he directed from 1990 to 2003. Prior to that, from 1982 to 1990, Mr. Williams ran his own financial planning firm based in Atlanta with offices in New York City. During the period between 1982 and 1990, SectorFlow was created as a process for tracking the institutional capital flow into and out of sectors within the markets. That research has been provided to financial advisors throughout the country since 1993.

                          HOW THE FUNDS VALUE SHARES
--------------------------------------------------------------------------------


The NAV, multiplied by the number of fund shares you own, gives you the value of your investment.

Each Fund's share price, called its NAV, is calculated as of the close of regular trading on the New York Stock Exchange (the "NYSE") (normally at 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. It is expected that the NYSE will be closed on Saturdays and Sundays and on New
Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial
Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV per share is determined by dividing the market value of a Fund's investments plus any cash or other assets less all liabilities by the number of Fund shares outstanding. The Fund will process any shares that you purchase, redeem or exchange at the next share price calculated after it receives your investment instructions. Purchase orders received by the close of regular trading on the NYSE are priced according to the NAV per share next determined on that day.
Purchase orders received after the close of regular trading on the NYSE are priced according to the NAV per share next determined on the following day.

Fund securities that are listed primarily on foreign exchanges may trade on weekends or on other days on which the Funds do not price their shares. In this case, the NAV of such Fund's shares may change on days when you are not able to purchase or redeem your shares.

The Funds generally value short-term fixed income and money market securities with remaining maturities of 60 days or less at amortized cost. Securities for which market quotations are readily available are valued at their current market value, as determined by such quotations. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with policies and procedures established by the Board of Trustees. In determining fair value, a Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Funds expect that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day. For securities traded principally on foreign exchanges, the Funds may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of a Fund's NAV, which a Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions). Fair value pricing may also be used to value restricted securities held by the Funds or securities with little or no trading activity for extended periods of time. Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The value of any shares of open-end funds held by a Fund, will be calculated using the NAV of such funds. The prospectuses for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effects of using fair value pricing.

You can obtain the NAV of the Funds by calling 1-800-697-3863

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
                                                           February 28, 2005 18

                            SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

Investment Minimums

Minimum Initial Investment

                        Regular (non-retirement) $1,000*
                        Retirement Account       $  250

--------
* The $1,000 minimum investment may be allocated among the Funds provided that you invest at least $250 in each Fund you wish to invest in.

                       Minimum Subsequent Investment $100

We may reduce or waive the minimum investment requirements in some cases.

Sales Charge

The price paid for the Genesis Fund shares is the public offering price--the next determined net asset value of the shares plus a sales load. The sales load is a one-time charge paid at the time of purchase of shares, most of which ordinarily goes to the investor's broker-dealer to compensate it for the services provided the investor. The Dealer Discounts described below may be negotiated for promotional purposes and disclosed to any investor.

                                          Sales Load
                           Sales Load as   as % of   Dealer Discount
            Amount of          a % of     Net Amount     as % of
            Purchase       Offering Price  Invested  Offering Price
            --------       -------------- ---------- ---------------
            Less than
              $50,000.....     5.00%        5.26%         4.75%
            $50,000 up to
              $99,999.....     4.00%        4.17%         3.75%
            $100,000 up to
              $249,999....     3.00%        3.09%         2.75%
            $250,000 up to
              $499,999....     2.00%        2.04%         1.75%
            $500,000 up to
              $999,999....     1.00%        1.01%         0.75%
            $1,000,000 and
              over........      None         None          None

Reduction or Elimination of Sales Charge


This section includes important information about sales charge reductions and waivers available to investors in the Genesis Fund and describes information or records you may need to provide to the Fund or your securities dealer in order to be eligible for sales charge reductions and waivers. Information about sales charges and sales charge reductions is also available free of charge on our website at www.tocquevillefunds.com.



In order for you to take advantage of sales charge reductions, you or your securities dealer must notify the Fund or its agents at the time of purchase that you qualify for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to your account. You may have to provide information or records to your securities dealer or the Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund held in: (i) all of your accounts at the Fund or a securities dealer; (ii) any account of yours at another securities dealer; (iii) accounts of immediate family members (as defined below), at any securities dealer or at the Fund. You should therefore keep copies of these types of records.



Volume Discounts: Volume discounts are provided if the total amount being invested in the Genesis Fund reaches the levels indicated in the above sales load schedules. Investors may add on to the total current value of any shares in the Genesis Fund already owned in order to qualify for a volume discount. For example, if an investor previously purchased, and still holds, shares in the Fund worth $95,000 at the current net asset value and purchases an additional $5,000 worth of shares, the sales charge applicable to the new purchase would be that applicable to the $100,000 to $249,999 bracket in the above sales load schedule. Investors who are immediate family members (i.e. spouse, parent, grandparent, child, or grandchild) may aggregate their purchases of shares to qualify for the volume discount. For example, if a husband and wife investor each purchase $75,000 of shares in the Fund using separate accounts, the sales charge applicable to this purchase would be that applicable to the $100,000 to $249,999 bracket instead of $50,000 to $99,999 bracket in the above sales load schedule.



Letter of Intent: By signing a Letter of Intent (LOI) you can reduce your Genesis Fund sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to purchases on the Genesis Fund only. Any shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 5% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the


19  Prospectus

amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.



If you establish an LOI with the Genesis Fund you can aggregate your accounts as well as the accounts of your immediate family members (see above). You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI. Agreeing to a LOI does not obligate you to buy, or the Fund to sell, the indicated amount of shares. You should read the LOI carefully before signing. You can obtain a LOI by writing The Tocqueville Trust, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 or calling (800) 697-3863.


Reinvestment of Dividends and Distributions: There is no sales load on purchases of the Genesis Fund made by reinvestment of dividends and distributions paid by the Fund. Reinvestment will be made at net asset value (i.e. at no load) on the day on which the dividend or distribution is payable.


Fee Based and Certain Managed/Brokerage Accounts: There is no sales load applicable to investors who purchase shares of the Genesis Fund through fee based programs, including fee based programs with broker-dealers, registered investment advisors, certified financial planners or other financial intermediaries who have (i) entered into an agreement with Lepercq, de Neuflize/Tocqueville Securities, L.P. (the "Distributor") or its affiliates, or
(ii) purchased shares through a broker-dealer or service agent who has entered into an agreement with the Distributor or its affiliates. There is also no sales charge applicable to investors purchasing through advisory or brokerage accounts maintained by the Advisor or its affiliates. These types of sales are anticipated to result in less selling effort and selling expenses than sales to the general public and generally are part of a program or relationship where the client pays an overall asset level fee.


Employees of the Advisor and Distributor: Employees, and their immediate family members (see Volume Discounts) of the Advisor and Distributor may purchase shares of the Genesis Fund without a sales charge since sales to such employees result in less selling effort and selling expenses than sales to the general public.

Retirement Plans: There is no sales load applicable to purchases of Genesis Fund shares maintained through employer sponsored retirement plans subject to the Employee Retirement Income Security Act that offer the Fund as an investment vehicle. These types of sales are anticipated to result in less selling effort and selling expenses than sales to the general public and generally involve a fee that the investor pays to participate in such plans.

Distribution Plans


Each Fund has adopted a distribution and service plan (each a "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended. Pursuant to the Plans, each Fund will pay Rule 12b-1 distribution and service fees of .25% per annum of its average daily net assets. The fees are used to pay for distribution activities and for providing shareholders with personal services and maintaining shareholder accounts. These fees are paid out of the Fund's assets on an on-going basis and, therefore, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.





The Distributor or an affiliate may, from time to time, at its expense out of its own financial resources (a source of which may be the 12b-1 fees paid by the Funds under the Plans), make cash payments to some but not all brokers, dealers or financial intermediaries ("securities dealers") for shareholder services, as an incentive to sell shares of the Funds and/or to promote retention of their customers' assets in the Funds. These payments may be referred to as "revenue sharing" but do not change the price paid by the investors to purchase a Fund's shares or the amount a Fund receives as proceeds from such sales. Revenue sharing payments may be made to securities dealers that provide services to the Funds or their shareholders, including (without limitation) shareholder servicing, transaction processing, sub-accounting services or marketing support. The Distributor or an affiliate negotiates the level of payments described above to any particular securities dealer with each firm.


How to Purchase Shares of the Funds

You may purchase shares of the Funds through:

 .  The Funds' distributor, Lepercq, de Neuflize/Tocqueville Securities, L.P.

 .  Authorized securities dealers

 .  The Funds' transfer agent, U.S. Bancorp Fund Services, LLC

                                                           February 28, 2005 20

Methods of Payment:

By Check: All checks must be drawn on U.S. banks and payable in U.S. dollars. The Funds will not accept payment in cash or money orders. The Funds also do not accept cashier's checks in amounts less than $10,000. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, travelers checks or starter checks for the purchase of shares and may refuse to accept certain other forms of payment at their discretion. Note that there is a $25 fee for any returned checks. To purchase by check, you should:

 .  Complete and sign the account application

 .  Write a check payable to The Tocqueville Trust [name of fund]

 . Send your account application and check or exchange request to one of the following addresses:

Regular Mail:

 .  The Tocqueville Trust--[name of Fund]
    c/o U.S. Bancorp Fund Services, LLC
    P.O. Box 701
    Milwaukee, WI 53201-0701

Overnight Mail or Express:

 .  The Tocqueville Trust--[name of Fund]
    c/o U.S. Bancorp Fund Services, LLC
    615 East Michigan Street
    Mutual Fund Services, 3rd Floor
    Milwaukee, WI 53202

By Wire: To purchase by wire, the Transfer Agent must have a completed account application before your wire is sent. A purchase order will not be accepted until the Fund has received the completed application and any requested documentation in proper form. Wired funds must be received by 4:00 p.m. Eastern Time to be eligible for same day pricing. Call the Transfer Agent at 1-800-697-3863 between 9:00 a.m. and 6:00 p.m. Eastern Time on any day the New York Stock Exchange is open for business to advise of your intent to wire. This will ensure proper credit. Instruct your bank to wire funds to:

                U.S. Bank, N.A.       Credit: U.S. Bancorp Fund
                777 E. Wisconsin Ave. Services, LLC
                Milwaukee, WI 53202   Account #: 112952137
                ABA # 075-000022      Further credit: The
                                      Tocqueville Trust--
                                        [name of fund]
                                      Shareholder name and
                                      account number:


By Automatic Investment Plan: With a pre-authorized investment plan, your personal bank account is automatically debited at regular intervals to purchase shares of a Fund. The minimum is $100 per transaction and there must be a minimum of seven days between automatic purchases. To establish an Automatic Investment Account complete and sign the appropriate section of the Purchase Application and send it to the Transfer Agent. In order to participate in the Automatic Investment Plan, your bank must be a member of the Automated Clearing House (ACH) network. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent at least
5 days prior to the effective date.


The Funds reserve the right to refuse any purchase or exchange order. In addition, the Funds and their agents reserve the right to "freeze" or "block" (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of "blocked" entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where a Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by a Fund or its agents that there is a dispute between the registered or beneficial account owners.

How to Redeem Shares

You may redeem shares by mail or telephone. Payment for shares redeemed by written request will be made within three business days of receipt of the request provided the request is in "good order." A redemption request is in "good order" if it complies with the following:

 . if you have not elected to permit telephone redemptions, your request must be in writing and sent to the Transfer Agent as described below;

 . if share certificates have been issued, you must endorse the certificates and include them with the redemption request;

 . all signatures on the redemption request and endorsed certificates must be guaranteed by a commercial bank which is a member of the FDIC, a trust company, or a member firm of a national securities exchange; and

 . your request must include any additional legal documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations.

21  Prospectus

If you purchased your shares by check, the payment of your redemption proceeds may be delayed for up to 15 calendar days or until the check clears, whichever occurs first. You may receive the proceeds of redemption by wire or through a systematic withdrawal plan as described below.

In accordance with the Trust's frequent trading policies and procedures (see below under "Frequent Trading"), each Fund assesses a 2.00% redemption fee on redemptions of shares held 120 days or less. Redemptions to which the fee applies include redemptions of shares resulting from an exchange made pursuant to the Exchange Privilege. The redemption fee will not apply to redemptions of shares where (i) the redemption (including a redemption resulting from an exchange) is made from an employer sponsored retirement plan subject to the Employee Retirement Income Security Act that offers the Fund as an investment vehicle, (ii) the shares were purchased through the reinvestment of dividends or other distributions, (iii) the redemption results from a shareholder's death or disability, provided, however, that the Fund or its agents receives notification at the time of the redemption that the shareholder is entitled to such waiver (and any requested documentation confirming such entitlement), (iv) the shares are redeemed pursuant to the Systematic Withdrawal Plan, and (v) a redemption is initiated by the Fund. In addition, the Trust may waive the redemption fee when the Advisor determines that the imposition of the redemption fee is not necessary to protect a Fund from the effects of redemptions by investors who use the Fund as a short-term trading vehicle.

The Trust will use the first-in, first out (FIFO) method to determine the 120 day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is 120 days or less, the redemption fee will be assessed. In determining "120 days" the first day after a purchase of shares will be day one of the holding period for such shares. Thus, shares purchased on April 4, 2005, for example, will be subject to the fee if they are redeemed on or prior to August 2, 2005. If they are redeemed on or after August 3, 2005, the shares will not be subject to the redemption fee.

The Transfer Agent charges a $15 service fee for each payment of redemption proceeds made by wire.

By Mail: To redeem by mail, please:

 .  Provide your name and account number;

 .  Specify the number of shares or dollar amount and the Fund name;

 . Sign the redemption request (the signature must be the same as the one on your account application);

 . Make sure all parties that are required by the account registration sign the request; and

 .  Send your request to the appropriate address above under purchasing by mail.

A signature guarantee of each owner is required to redeem shares in the following situations:

 .  If ownership is changed on your account

 . When redemption proceeds are sent to a different address than that registered on the account

 . If the proceeds are to be made payable to someone other than the account's owner

 . Any redemption transmitted by federal wire transfer to a bank other than the bank of record

 . If a change of address request has been received by the Transfer Agent within the last 15 days

 .  For all redemptions of $50,000 or more from any shareholder account


 .  When adding telephone redemption to an existing account



 .  When adding or changing bank instructions



By Telephone: You may redeem your shares of a Fund by telephone if you authorized telephone redemption on your account application, or if you provided a signature guarantee requesting telephone redemption. To redeem by telephone, call the Transfer Agent at 1-800-697-3863 and provide your name and account number, amount of redemption and name of the Fund. For your protection against fraudulent telephone transactions, the Funds will use reasonable procedures to verify your identity including requiring you to provide your account number and recording telephone redemption transactions. As long as these procedures were followed, the Funds will not be liable for any loss or cost to you if they act on instructions to redeem your account that are reasonably believed to be authorized by you. You will be notified if a telephone redemption or exchange is refused. Telephone exchanges or redemptions may be difficult during periods of extreme market or economic conditions. If this is the case, please send your exchange or redemption request by mail or overnight courier.



Investments Through Securities Dealers. Securities dealers may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Funds directly. Accordingly, the net yield to investors who invest through securities dealers may be less than an investor would


                                                           February 28, 2005 22

receive by investing in the Funds directly. Securities dealers may also set deadlines for receipt of orders that are earlier than the order deadline of the Fund due to processing or other reasons. An investor purchasing through securities dealers should read this Prospectus in conjunction with the materials provided by the securities dealers describing the procedures under which Fund shares may be purchased and redeemed through the securities dealers. For any questions concerning the purchase or redemption of Fund shares through a securities dealer, please call your securities dealer or the Fund (toll free) at (800) 697-3863.


Certain qualified securities dealers may transmit an investor's purchase or redemption order to the Fund's transfer agent after the close of regular trading on the NYSE on a Fund Business Day, on the day the order is received from the investor, as long as the investor has placed his order with the securities dealer by the close of regular trading on the NYSE on that day. The investor will then receive the net asset value of the Fund's shares determined by the close of the regular trading on NYSE, on the day he placed his order with the qualified securities dealer. Orders received after such time will not result in execution until the following Fund Business Day. Securities dealers are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.

Frequent Trading

The Tocqueville Trust discourages short-term or excessive trading ("frequent trading") of its Funds' shares by shareholders (including by means of exchanges) and maintains procedures reasonably designed to detect and deter such frequent trading. Frequent trading is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the fund's share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund's portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a Fund. There is no guarantee that policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.

In addition, to the extent a Fund invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, market timers who attempt this type of price arbitrage may dilute the value of a Fund's shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Trust has procedures designed to adjust closing market prices of foreign securities before a Fund calculates its NAV when it believes such an event has occurred. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage. The risk of price arbitrage also exists with thinly-traded securities in the United States, such as high yield bonds and some small cap equity securities. A Fund may employ fair value pricing to these types of securities if it determines that the last quoted market price no longer represents the fair value of the security.

Shareholders seeking to engage in frequent trading may deploy a variety of strategies to avoid detection and despite the efforts of the Funds, there is no guarantee that the Funds' procedures will in fact be able to identify all frequent trading or that such activity can be completely eliminated. The ability of a Fund and its agents to detect and curtail frequent trading practices is limited by operational systems and technological limitations. For example, a significant portion of the assets in the Funds may be invested by financial intermediaries on behalf of their clients, often in omnibus accounts where individual

23  Prospectus

shareholder investments are aggregated by the intermediary and a single account is opened with a Fund. Omnibus accounts are common among financial intermediaries and may be established for a variety of legitimate purposes, including promoting efficiency of account administration and the privacy of customer financial information. When a financial intermediary maintains an omnibus account with a Fund, the identity of the particular shareholders that make up the omnibus account is often not known to the Fund.

A Fund does not always know and cannot always reasonably detect frequent trading which may occur or be facilitated by financial intermediaries, particularly with regard to trading by shareholders in omnibus accounts. There may exist multiple tiers of omnibus accounts within a financial intermediary, which may further compound the difficulty to a Fund and its agents of detecting frequent trading in omnibus accounts. In addition, some financial intermediaries, particularly with respect to group retirement plans, do not have the ability to apply the Funds' frequent trading policies and procedures to the underlying shareholders investing in the Funds, either because they do not have the systems capability to monitor such trades or they do not have access to relevant information concerning the underlying accounts. In these cases, the Funds will not be able to determine whether frequent trading by the underlying shareholders is occurring. Accordingly, the ability of the Funds to monitor and detect frequent trading through omnibus accounts is extremely limited, and there is no guarantee that the Funds will be able to identify shareholders who may be engaging in frequent trading through omnibus accounts or to curtail such trading. In seeking to identify and prevent frequent trading in omnibus accounts, the Funds will consider the information that is actually available to them at the time and attempt to identify suspicious trading patterns on the omnibus account level.

As indicated above under "How to Purchase Shares of the Funds," the Funds reserve the right to refuse any purchase or exchange order for their shares for any reason, including transactions deemed by the Funds to represent frequent trading activity. The Trust may change its policies relating to frequent trading at any time without prior notice to shareholders.
Additional Shareholder Services

Systematic Withdrawal Plan: You may establish a systematic withdrawal plan if you own shares of any Fund worth at least $10,000. Under the Systematic Withdrawal Plan, a fixed sum (minimum $500) will be distributed to you at regular intervals. For additional information or to request an application for this Plan, please call the Transfer Agent at 1-800-697-3863.

Exchange Privilege. Subject to certain conditions, you may exchange shares of a Fund for shares of another Fund of The Tocqueville Trust at that Fund's then current net asset value. Exchanges into the Genesis Fund will be at the then current net asset value plus the applicable sales load. An exchange may be made only in states where shares of the Funds are qualified for sale. The dollar amount of the exchange must be at least equal to the minimum investment applicable to the shares of the Fund acquired through the exchange. Exchanges must be made between accounts having identical registrations and addresses. Exchanges may be authorized by telephone.

You may also exchange shares of any or all of an investment in the Funds for shares of the First American Prime Obligation Fund, a money market fund. This Exchange Privilege is a convenient way for you to buy shares in a money market fund in order to respond to changes in your goals or market conditions. Before exchanging into First American Prime Obligation Fund, you should read the First American Prime Obligation Fund's Prospectus. To obtain the First American Prime Obligation Fund's Prospectus and the necessary exchange authorization forms, call the Transfer Agent at 1-800-697-3863. The First American Prime Obligation Fund is managed by U.S. Bancorp Asset Management, an affiliate of U.S. Bancorp Fund Services, LLC. The First American Prime Obligation Fund is not affiliated with The Tocqueville Trust.

Because frequent trading can hurt the Funds' performance and shareholders, the Funds reserve the right to temporarily or permanently limit the number of exchanges you may make or to otherwise prohibit or restrict you from using the Exchange Privilege at any time, without notice. The restriction or termination of the Exchange Privilege does not affect the rights of shareholders to redeem shares. The Transfer Agent charges a $5 fee for each telephone exchange.

An exchange of shares in a Fund pursuant to the Exchange Privilege is, in effect, a redemption of shares in the Fund followed by the purchase of shares of the investment company into which the exchange is made and may result in a shareholder realizing a taxable gain or loss for federal income tax purposes. In addition, redemptions resulting from an exchange made pursuant to the Exchange Privilege may be subject to a redemption fee if such shares are held for 120 days or less. For a complete description of when the redemption fee is applicable to redemptions of Fund shares (including redemptions resulting from an exchange made pursuant to the Exchange Privilege), please read the section entitled "How to Redeem Shares." Furthermore,

                                                           February 28, 2005 24

each time you make an exchange under the Exchange Privilege, you are effectively redeeming your shares in that Fund. Each exchange, and additional exchanges, are thus potentially subject to the redemption fee provisions as described above.

Check Redemption. You may request on the Purchase Application or by later written request to establish check redemption privileges for the First American Prime Obligation Fund. The redemption checks ("Checks") will be sent only to the registered owner(s) and only to the address of record. Checks may be made payable to the order of any person in the amount of $250 or more. Dividends are earned until the Check clears the Transfer Agent.

Additional Exchange and Redemption Information

Small Accounts. The Fund has the right to redeem an account that has dropped below $500 in value for a period of three months or more due to redemptions. You will be given at least 60 days prior written notice of any proposed redemption and you will be given the option to purchase additional shares to avoid the redemption.

Check Clearance. The proceeds from a redemption request may be delayed up to 15 calendar days from the date of the receipt of a purchase check until the check clears. U.S. Bancorp Fund Services, LLC, the Fund's transfer agent, will charge a $25 fee against a shareholder's account for any payment check returned. The shareholder will also be responsible for any losses suffered by the Funds as a result. This delay can be avoided by purchasing shares by wire.


Exchange Limit. In order to limit expenses, or pursuant to the Funds' frequent trading policies, we reserve the right to limit the total number of exchanges you can make in any calendar year.


Suspension of Redemptions. We may suspend the right of redemption or postpone the date at times when the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings), during which trading on the NYSE is restricted or under certain emergency circumstances or for such other periods as determined by the Securities and Exchange Commission.

Verification of Identity. In accordance with applicable customer identification regulations, the Funds reserve the right to redeem the shares of any shareholder and close the shareholder's account if a Fund and its agents are unable to verify the shareholder's identity within a reasonable time after the shareholder's account is opened. If a Fund closes a shareholder's account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Fund decides to close the account. The value of the shares at the time of redemption may be more or less than what the shareholder paid for such shares.

                   DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS
--------------------------------------------------------------------------------


Dividends and Capital Gains Distributions. Each Fund distributes all or most of its net investment income and net capital gains to shareholders. Dividends of net investment income for each Fund are normally declared and paid at least annually. Net capital gains (if any) for each Funds are also normally declared and paid at least annually.


Any dividends and/or capital gains distributions will be automatically reinvested at the next determined NAV unless you elect otherwise. These reinvestments will not be subject to a sales charge. You may choose to have dividends and capital gains distributions paid to you in cash. You may also choose to reinvest dividends and capital gains distributions in shares of another Tocqueville Fund. If you elect to have dividends and/or capital gains paid in cash, each Fund will automatically reinvest all distributions under $10 in additional shares of the Fund. In addition, if you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund's current net asset value, and to reinvest all subsequent distributions. You may authorize either of these options by calling the Transfer Agent at 1-800-697-3863 and requesting an optional shareholder services form. You must complete the form and return it to the Transfer Agent before the record date in order for the change to be effective for that dividend or capital gains distribution.


Buying Before a Dividend. If you own shares of a Fund on the record date, you will receive a dividend or capital gains distribution. The distribution will lower the NAV per share on that date and may represent, in substance, a return of basis (your cost); however the distribution will be subject to federal income taxes.

Tax Matters. The following tax information is based on tax laws and regulations in effect on the date of this

25  Prospectus

prospectus. These laws and regulations are subject to change. You should consult a tax professional concerning the tax consequences of investing in our Funds as well as for information on state and local taxes which may apply. A statement that provides the federal income tax status of the Funds' distributions will be sent to shareholders at the end of each year.


  Distributions to Shareholders. Distributions to shareholders may consist of dividends, ordinary income distributions, capital gain distributions or returns of capital. Dividends received by individuals that consist of designated distributions from the Funds' investment company taxable income generally will be eligible for the lower tax rates applicable to dividends under federal income tax law, of which the maximum rate is 15 percent if derived from taxable U.S. companies and if certain holding periods are met. Short-term capital gains and foreign currency gains derived from sales of securities by a Fund are taxed to shareholders as ordinary income. Capital gain distributions are distributions of a Fund's long-term capital gains derived from selling stocks within its portfolio that have satisfied the long-term holding period. Such capital gain distributions generally qualify for the reduced rate of tax on long-term capital gains for non-corporate holders. You will incur taxable income from distributions even if you have them automatically reinvested. On some occasions a distribution made in January will have to be treated for tax purposes as having been distributed on December 31 of the prior year.



  Gain or Loss on Sale of Shares of a Fund. You will recognize either a gain or loss when you sell your shares of the Fund. The gain or loss is the difference between the proceeds of the sale (generally the NAV of the Fund on the date of sale times the number of shares sold) and your adjusted basis. Any loss realized on a taxable sale of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any net capital gain distributions received with respect to the shares. If you sell shares of a Fund at a loss and repurchase shares of the same Fund within 30 days before or after the sale (a wash sale), a deduction for the loss is generally disallowed. If you hold your shares as a capital asset, you generally will be eligible for the tax treatment applicable to capital gains with respect to any gain on such sales of shares in the Fund. The maximum federal income tax rate on long-term capital gains for non-corporate holders is 15 percent.


  Foreign Source Income and Withholding Taxes. Some of a Fund's investment income may be subject to foreign income taxes, some of which may be withheld at the source. If a Fund, such as the International Fund, qualifies and meets certain legal requirements (generally holding more than 50 percent of its assets in foreign securities), it may pass-through foreign taxes paid to shareholders. Shareholders may then claim a foreign tax credit or a foreign tax deduction for their share of foreign taxes paid.

                                                           February 28, 2005 26

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, with respect to the Genesis Fund, since inception). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP's report along with further detail on the Fund's financial statements are included in the annual report, which is available upon your request by calling 1-800-697-3863.

                             THE TOCQUEVILLE FUND
--------------------------------------------------------------------------------


                                                          Years Ended October 31,
                                              -----------------------------------------------
                                                2004      2003      2002      2001      2000
                                              --------  --------  -------   -------   -------
Per share operating performance
(For a share outstanding throughout the year)
Net asset value, beginning of year........... $  17.99  $  13.42  $ 14.99   $ 18.77   $ 17.54
                                              --------  --------  -------   -------   -------

Operations:
Net investment income (loss).................     0.05      0.02    (0.01)     0.05      0.05
Net realized and unrealized gain (loss)/(1)/.     2.41      4.55    (1.28)    (1.83)     1.65
                                              --------  --------  -------   -------   -------
Total from investment operations.............     2.46      4.57    (1.29)    (1.78)     1.70
                                              --------  --------  -------   -------   -------

Dividends and distributions to shareholders:
Dividends from net investment income.........    (0.02)       --    (0.01)    (0.07)    (0.02)
Distributions from net realized gains........       --        --    (0.27)    (1.93)    (0.45)
                                              --------  --------  -------   -------   -------
Total dividends and distributions............    (0.02)       --    (0.28)    (2.00)    (0.47)
                                              --------  --------  -------   -------   -------
Change in net asset value for the year.......     2.44      4.57    (1.57)    (3.78)     1.23
                                              --------  --------  -------   -------   -------
Net asset value, end of year................. $  20.43  $  17.99  $ 13.42   $ 14.99   $ 18.77
                                              --------  --------  -------   -------   -------
Total Return.................................     13.7%     34.1%    (8.9)%   (10.8)%     9.9%

Ratios/supplemental data:
Net assets, end of period (000).............. $145,435  $149,497  $70,134   $51,089   $57,379

Ratio to average net assets:
  Expenses/(2)/..............................     1.34%     1.40%    1.40%     1.40%     1.40%
  Net investment income (loss)/(2)/..........     0.25%     0.17%   (0.06)%    0.28%     0.28%
Portfolio turnover rate......................       40%       32%      62%       50%       38%

--------

/(1)/Net realized and unrealized gain (loss) per share includes redemption fees of $0.001 and $0.00 per share for the years ended October 31, 2004 and 2003, respectively.


/(2)/Net of fees waived amounting to 0.00%, 0.07%, 0.01%, 0.06% and 0.03% of average net assets for the years ended October 31, 2004, 2003, 2002, 2001 and 2000, respectively.


27  Prospectus

                     THE TOCQUEVILLE SMALL CAP VALUE FUND
--------------------------------------------------------------------------------


                                                           Years Ended October 31,
                                              -----------------------------------------------
                                                2004      2003      2002      2001      2000
                                              -------   -------   -------   -------   -------
Per share operating performance
(For a share outstanding throughout the year)
Net asset value, beginning of year........... $ 18.83   $ 12.18   $ 15.09   $ 17.51   $ 15.74
                                              -------   -------   -------   -------   -------
Operations:
Net investment loss..........................   (0.11)    (0.08)    (0.08)    (0.10)    (0.12)
Net realized and unrealized gain (loss)/(1)/.    0.21      6.73     (1.45)     1.00      4.29
                                              -------   -------   -------   -------   -------
Total from investment operations.............    0.10      6.65     (1.53)     0.90      4.17
                                              -------   -------   -------   -------   -------
Distributions to shareholders:
Distributions from net realized gains........   (2.82)       --     (1.38)    (3.32)    (2.40)
                                              -------   -------   -------   -------   -------
Total distributions..........................   (2.82)       --     (1.38)    (3.32)    (2.40)
                                              -------   -------   -------   -------   -------
Change in net asset value for the year.......   (2.72)     6.65     (2.91)    (2.42)     1.77
                                              -------   -------   -------   -------   -------
Net asset value, end of year................. $ 16.11   $ 18.83   $ 12.18   $ 15.09   $ 17.51
                                              -------   -------   -------   -------   -------
Total Return.................................    (1.0)%    54.6%    (11.7)%     6.3%     28.6%

Ratios/supplemental data:
Net assets, end of year (000)................ $75,005   $73,518   $50,879   $40,262   $30,827

Ratio to average net assets:
  Expenses...................................    1.41%     1.36%     1.44%     1.52%     1.45%
  Net investment loss........................   (0.61)%   (0.48)%   (0.62)%   (0.69)%   (0.63)%
Portfolio turnover rate......................      19%       65%       25%       47%       87%

--------

/(1)/Net realized and unrealized gain (loss) per share includes redemption fees of $0.02 and $0.03 per share for the years ended October 31, 2004 and 2003, respectively.


                                                           February 28, 2005 28

                   THE TOCQUEVILLE INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------


                                                          Years Ended October 31,
                                              ----------------------------------------------
                                                2004      2003      2002     2001      2000
                                              --------  --------  -------  -------   -------
Per share operating performance
(For a share outstanding throughout the year)
Net asset value, beginning of year........... $  10.90  $   7.27  $  7.24  $  8.50   $ 11.37
                                              --------  --------  -------  -------   -------
Operations:
Net investment income........................     0.09      0.06     0.01     0.10      0.11
Net realized and unrealized gain (loss)/(1)/.     2.15      3.58     0.02    (1.33)    (1.71)
                                              --------  --------  -------  -------   -------
Total from investment operations.............     2.24      3.64     0.03    (1.23)    (1.60)
                                              --------  --------  -------  -------   -------
Dividends and distributions to shareholders:
Dividends from net investment income.........    (0.04)    (0.01)      --    (0.03)    (0.05)
Distributions from net realized gains........       --        --       --       --     (1.22)
                                              --------  --------  -------  -------   -------
Total dividends and distributions............    (0.04)    (0.01)      --    (0.03)    (1.27)
                                              --------  --------  -------  -------   -------
Change in net asset value for the year.......     2.20      3.63     0.03    (1.26)    (2.87)
                                              --------  --------  -------  -------   -------
Net asset value, end of year................. $  13.10  $  10.90  $  7.27  $  7.24   $  8.50
                                              --------  --------  -------  -------   -------
Total Return.................................     20.6%     50.1%     0.4%   (14.5)%   (15.9)%

Ratios/supplemental data:
Net assets, end of year (000)................ $196,424  $129,875  $78,951  $67,211   $85,098

Ratio to average net assets:
  Expenses...................................     1.71%     1.77%    1.73%    1.77%     1.72%
  Net investment income......................     0.85%     0.72%    0.16%    1.17%     1.06%
Portfolio turnover rate......................       43%       55%      61%      54%       45%

--------

/(1)/Net realized and unrealized gain (loss) per share includes redemption fees of $0.01, $0.005 and $0.03 per share for the years ended October 31, 2004, 2003 and 2002, respectively.


29  Prospectus

                           THE TOCQUEVILLE GOLD FUND
--------------------------------------------------------------------------------


                                                               Years Ended October 31,
                                                 -------------------------------------------------
                                                    2004       2003       2002      2001     2000
                                                 --------   --------   --------   -------  -------
Per share operating performance
(For a share outstanding throughout the year)
Net asset value, beginning of year.............. $  34.71   $  20.49   $  13.10   $ 10.03  $ 12.97
                                                 --------   --------   --------   -------  -------
Operations:
Net investment income (loss)....................    (0.33)     (0.14)     (0.08)     0.01    (0.02)
Net realized and unrealized gain (loss)/(1),(3)/     1.04      15.41       7.53      3.07    (2.92)
                                                 --------   --------   --------   -------  -------
Total from investment operations................     0.71      15.27       7.45      3.08    (2.94)
                                                 --------   --------   --------   -------  -------
Dividends and distributions to shareholders:
Dividends from net investment income............    (0.03)        --         --     (0.01)      --
Dividends from net realized gains...............    (0.55)     (1.05)     (0.06)       --       --
                                                 --------   --------   --------   -------  -------
Total distributions.............................    (0.58)     (1.05)     (0.06)    (0.01)      --
                                                 --------   --------   --------   -------  -------
Change in net asset value for the year..........     0.13      14.22       7.39      3.07    (2.94)
                                                 --------   --------   --------   -------  -------
Net asset value, end of year.................... $  34.84   $  34.71   $  20.49   $ 13.10  $ 10.03
                                                 --------   --------   --------   -------  -------
Total Return....................................      2.0%      77.3%      57.2%     30.8%   (22.7)%

Ratios/supplemental data:
Net assets, end of year (000)................... $539,190   $433,554   $137,210   $25,057  $16,049

Ratio to average net assets:
  Expenses/(2)/.................................     1.58%      1.68%      1.68%     1.94%    1.96%
  Net investment income (loss)/(2)/.............    (1.11)%    (0.77)%    (0.61)%    0.09%   (0.21)%
Portfolio turnover rate.........................       24%        40%        72%       58%      31%

--------

/(1)/Net realized and unrealized gain (loss) per share includes redemption fees of $0.09, $0.05 and $0.09 per share for the years ended October 31, 2004, 2003 and 2002, respectively.


/(2)/Net of fees waived amounting to 0.19% and 0.00% of average net assets for the years ended October 31, 2001, 2000 and 1999, respectively.


/(3)/As described in Note 3 to the financial statements in the annual report to shareholders, during the year ended October 31, 2004, the Fund incurred certain losses as a result of a trading error. The Advisor reimbursed the Fund for the amount of the loss which had a per share impact of $0.004.


                                                           February 28, 2005 30

                         THE TOCQUEVILLE GENESIS FUND
--------------------------------------------------------------------------------


                                                                       Period from
                                                                   October 8, 2003/(1)/
                                                                           to
                                                   Year Ended          October 31,
                                                October 31, 2004          2003
                                                ----------------   -------------------
Per share operating performance
(For a share outstanding throughout the period)
Net asset value, beginning of period...........     $  9.96              $ 10.00
                                                    -------              -------
Operations:
Net investment loss............................       (0.09)                  --
Net realized and unrealized gain (loss)/(6)/...        0.25                (0.04)
                                                    -------              -------
Total from investment operations...............        0.16                (0.04)
                                                    -------              -------
Dividends and distributions to shareholders:
Dividends from net investment income...........          --                   --
Dividends from net realized gains..............          --                   --
                                                    -------              -------
Total distributions............................          --                   --
                                                    -------              -------
Change in net asset value for the period.......        0.16                (0.04)
                                                    -------              -------
Net asset value, end of period.................     $ 10.12              $  9.96
                                                    -------              -------
Total Return...................................         1.6%/(3)/          (0.04)%/(2),(3)/
Ratios/supplemental data:
Net assets, end of year (000)..................     $28,964              $19,610
Ratio to average net assets:
  Expenses.....................................        1.95%/(4)/           1.95%/(4),(5)/
  Net investment income (loss).................       (0.86)%/(4)/         (1.03)%/(4),(5)/
Portfolio turnover rate........................         270%                   1%

--------
/(1)/Commencement of operations.
/(2)/Not Annualized.
/(3)/The total return calculation does not reflect the maximum sales charge of 5.00%.

/(4)/Net of fees waived amounting to 0.33% and 1.39% of average net assets for the year ended October 31, 2004 and 2003.

/(5)/Annualized.

/(6)/Net realized and unrealized gain (loss) per share includes redemption fees of $0.002 and $0.00 per share for the years ended October 31, 2004 and 2003, respectively.


31  Prospectus

                             THE TOCQUEVILLE TRUST
                     Notice of Privacy Policy & Practices
--------------------------------------------------------------------------------


The Tocqueville Trust recognizes and respects the privacy expectations of our customers/1/. We are providing this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Tocqueville Trust.

We collect nonpublic personal information about our customers from the following sources:

 . Account Applications and other forms, which may include a customer's name, address, social security number and information about a customer's investment goals and risk tolerance;

 . Account History, including information about the transactions and balances in a customer's accounts; and

 . Correspondence, written, telephone or electronic between a customer and the Tocqueville Trust or service providers to the Tocqueville Trust.

We may disclose all of the information described above to certain third parties who are not affiliated with the Tocqueville Trust as permitted by law--for example sharing information with companies who maintain or service customer accounts for the Tocqueville Trust is permitted and is essential for us to provide shareholders with necessary or useful services with respect of their accounts. We may also share information with companies that perform marketing and or mailing services on our behalf or to other financial institutions with whom we have joint agreements.

We maintain, and require service providers to the Tocqueville Trust to maintain policies designed to assure only appropriate access to, and use of information about our customers. When information about the Tocqueville Trust's customers is disclosed to nonaffiliated third parties, we require that the third party maintain the confidentiality of the information disclosed and limit the use of information by the third party solely to the purposes for which the information is disclosed or as otherwise permitted by law.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Tocqueville Trust.
--------
/1/ For purposes of this notice, the terms "customer" or "customers" includes both shareholders of the Tocqueville Trust and individuals who provide nonpublic personal information to the Tocqueville Trust, but do not invest in shares of the Tocqueville Trust.

                                                           February 28, 2005 32

Statement of Additional Information. The Statement of Additional Information provides a more complete discussion about the Funds and is incorporated by reference into this Prospectus, which means that it is considered a part of this Prospectus.

Annual and Semi-Annual Reports. The annual and semi-annual reports to shareholders contain additional information about each Fund's investments, including a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To Review or Obtain this Information: The Statement of Additional Information and annual and semi-annual reports, as well as other information about the Funds, are available without charge upon your request by calling us at (800) 697-3863, by visiting the Funds' website http://www.tocqueville.com, or by calling or writing a broker-dealer or other financial intermediary that sells our Funds. This information may be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission or by visiting the SEC's World Wide Website at http://www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. In addition, this information may be obtained for a fee by writing or calling the Public Reference Room of the Securities and Exchange Commission, Washington, DC 20549-0102 or by electronic request at publicinfo@sec.gov.

Investment Company Act file no. 811-4840.


                                         [GRAPHIC] Tocqueville Funds
                                                   1-800-697-3863
                                                   www.tocquevillefunds.com

TQPRO 02/05

STATEMENT OF ADDITIONAL INFORMATION - February 28, 2005.

                              THE TOCQUEVILLE TRUST

                              THE TOCQUEVILLE FUND
                      THE TOCQUEVILLE SMALL CAP VALUE FUND
                    THE TOCQUEVILLE INTERNATIONAL VALUE FUND
                            THE TOCQUEVILLE GOLD FUND
                          THE TOCQUEVILLE GENESIS FUND

               This Statement of Additional Information relates to the Trust's Prospectus which is dated February 28, 2005.

               This Statement of Additional Information is not a prospectus. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus and should be read in conjunction with the Trust's current Prospectus, copies of which may be obtained by writing The Tocqueville Trust, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 or calling (800) 697-3863.

               The Financial Statements of the Trust have been incorporated by reference to the Trust's Annual Report. The Annual Report is available, without charge, upon request by calling the toll-free number provided above. The material relating to the purchase, redemption and pricing of shares has been incorporated by reference to the Prospectus.

                                TABLE OF CONTENTS



                                                                            Page

FUND HISTORY...................................................................2

INVESTMENT POLICIES AND RISKS..................................................2

INVESTMENT RESTRICTIONS.......................................................15

DISCLOSURE OF PORTFOLIO HOLDINGS..............................................17

MANAGEMENT OF THE FUNDS.......................................................18

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................24

INVESTMENT ADVISORY AND OTHER SERVICES........................................27

BROKERAGE ALLOCATION AND OTHER PRACTICES......................................32

CAPITAL STOCK AND OTHER SECURITIES............................................35

PURCHASE, REDEMPTION AND PRICING OF SHARES....................................36

TAX MATTERS...................................................................37

UNDERWRITERS..................................................................43

FINANCIAL STATEMENTS..........................................................44

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.....................44

SHAREHOLDER INQUIRIES.........................................................44

                                  FUND HISTORY

               The Tocqueville Trust (the "Trust") is a Massachusetts business trust organized on September 17, 1986, currently consisting of five separate funds (each, a "Fund" or, collectively, the "Funds"). Each Fund is an open-end management investment company with a different investment objective. The Tocqueville Fund, The Tocqueville Small Cap Value Fund (the "Small Cap Fund"), The Tocqueville International Value Fund (the "International Fund") and The Tocqueville Genesis Fund (the "Genesis Fund") are classified as diversified investment companies. The Tocqueville Gold Fund (the "Gold Fund") is classified as a non-diversified investment company. The Tocqueville Fund's investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in securities of United States issuers. The Small Cap Fund's investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in securities of small-capitalization issuers located in the United States. The International Fund's investment objective is long-term capital appreciation consistent with preservation of capital which it seeks to achieve by investing primarily in securities of non-U.S. issuers. The Gold Fund's investment objective is long-term capital appreciation which it seeks to achieve by investing in gold, securities of companies located throughout the world that are engaged in mining or processing gold ("gold related securities"), other precious metals and securities of companies located throughout the world that are engaged in mining or processing such other precious metals ("other precious metal securities"). The Genesis Fund's investment objective is long-term capital appreciation consistent with preservation of capital which it seeks to achieve by investing primarily in securities of companies located in the United States. Although the Fund's investment strategy will not be constrained by market capitalization, the Fund will generally invest in small and mid-capitalization issuers. In each Fund, there is minimal emphasis on current income. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Funds should be made without first reading the Funds' Prospectus.


                          INVESTMENT POLICIES AND RISKS

               The following descriptions supplement the investment policies of each Fund set forth in the Prospectus. Each Fund's investments in the following securities and other financial instruments are subject to the investment policies and limitations described in the Prospectus and this Statement of Additional Information.


Borrowing

               Each Fund, from time to time, may borrow up to 10% of the value of its total assets from banks at prevailing interest rates as a temporary measure for extraordinary or emergency purposes. A Fund may not purchase securities while borrowings exceed 5% of the value of its total assets.

Repurchase Agreements

               Each Fund may enter into repurchase agreements subject to resale to a bank or dealer at an agreed upon price which reflects a net interest gain for the Fund. The Funds will receive interest from the institution until the time when the repurchase is to occur.


               Each Fund will receive as collateral U.S. "government securities," as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), including securities of U.S. government agencies, or other collateral that the Fund's investment advisor (the "Advisor") deems appropriate, whose market value is equal to at least 100% of the amount invested by the Fund, and each Fund will make payment for such securities only upon the physical delivery or evidence by book entry transfer to the account of its custodian. If the seller institution defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral. The Funds attempt to minimize such risks by entering into such transactions only with well-capitalized financial institutions and specifying the required value of the underlying collateral.



Hedging Transactions

               The International Fund, the Gold Fund and the Genesis Fund may enter into hedging transactions. Hedging is a means of transferring risk which an investor does not desire to assume during an uncertain market environment. The Funds are permitted to enter into the transactions solely (a) to hedge against changes in the market value of portfolio securities or (b) to close out or offset existing positions. The transactions must be appropriate to the reduction of risk; they cannot be for speculation. In particular, the Funds may
(i) write covered call options on securities and stock indices; (ii) purchase put and call options on securities and stock indices; (iii) enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon, as described under "Writing Covered Call Options on Securities and Stock Indices," "Purchasing Put and Call Options on Securities and Stock Indices" and "Futures Contracts" ("Hedging Instruments"). The Funds can employ new Hedging Instruments and strategies when they are developed, if those investment methods are consistent with a Fund's investment objective and are permissible under applicable regulations governing the Fund.

               To the extent the Funds use Hedging Instruments which do not involve specific portfolio securities, offsetting price changes between the hedging instruments and the securities being hedged will not always be possible, and market value fluctuations of the Fund may not be completely eliminated. When using hedging instruments that do not specifically correlate with securities in a Fund, the Advisor will attempt to create a very closely correlated hedge.

               The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, a Fund's ability to use Hedging Instruments may be limited by tax considerations.

               Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is the purchase or sale of a Hedging Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund's investment portfolio. Thus, in a short hedge, a fund takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. A long hedge is the purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, a Fund takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged.

               Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Hedging Instruments on indices may be used to hedge broad market sectors.

               Special Risks of Hedging Strategies. The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

               (1) Successful use of most Hedging Instruments depends upon the Advisor's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While the Advisor is experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

               (2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded. The effectiveness of hedges, using Hedging Instruments on indices, will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

               To compensate for imperfect correlation, a Fund may purchase or sell Hedging Instruments in a greater dollar amount than the hedged securities or currency if the volatility of the hedged securities or currency is historically greater than the volatility of the Hedging Instruments. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities or currency is historically less than that of the Hedging Instruments.

               (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies also can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because the Advisor projected a decline in the price of a security in the Fund's investment portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

               (4) As described below, each Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties. If a Fund were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

               Cover for Hedging Strategies. Some Hedging Instruments expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, options, futures contracts or forward contracts or (2) cash and other liquid assets with a value, marked-to-market daily, sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for instruments and will, if the guidelines so require, set aside cash or other liquid assets in an account with the Fund's custodian, in the prescribed amount.

               Assets used as cover or otherwise held in an account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover in segregated accounts could impede its ability to meet redemption requests or other current obligations.


Writing Covered Call Options on Securities and Stock Indices

               The International Fund, the Gold Fund and the Genesis Fund may write covered call options on optionable securities or stock indices of the types in which they are permitted to invest from time to time as the Advisor determines is appropriate in seeking to attain their objective. A call option written by a Fund gives the holder the right to buy the underlying securities or index from the Fund at a stated exercise price. Options on stock indices are settled in cash.

               Each Fund may write only covered call options, which means that, so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities or cash satisfying the cover requirements of securities exchanges).

               Each Fund will receive a premium for writing a covered call option, which increases the return of a Fund in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security or index to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security or index. By writing a covered call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security or index above the exercise price of the option.

               Each Fund may terminate an option it has written prior to the option's expiration by entering into a closing purchase transaction in which an option is purchased having the same terms as the option written. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or index, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security (or securities) owned by a Fund.


Purchasing Put and Call Options on Securities and Stock Indices

               The International Fund, the Gold Fund and the Genesis Fund may purchase put options on securities and stock indices to protect its portfolio holdings in an underlying stock index or security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security or index at the put exercise price regardless of any decline in the underlying market price of the security or index. In order for a put option to be profitable, the market price of the underlying security or index must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security or index by the premium paid for the put option and by transaction costs, but it will retain the ability to benefit from future increases in market value.

               The International Fund, the Gold Fund and the Genesis Fund each also may purchase call options to hedge against an increase in prices of stock indices or securities that it ultimately wants to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security or index at the exercise price regardless of any increase in the underlying market price of the security or index. In order for a call option to be profitable, the market price of the underlying security or index must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Fund will reduce any profit it might have realized had it bought the underlying security or index at the time it purchased the call option by the premium paid for the call option and by transaction costs, but it limits the loss it will suffer if the security or index declines in value to such premium and transaction costs.

               The Gold Fund also may purchase puts and calls on gold and other precious metals that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of gold and other precious metals and against increases in the dollar cost of gold and other precious metals to be acquired.


Risk Factors in Options Transactions

               In considering the use of options, particular note should be taken of the following:

               (1) The value of an option position will reflect, among other things, the current market price of the underlying security, index or futures contract, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying instrument and general market conditions. For this reason, the successful use of options depends upon the Advisor's ability to forecast the direction of price fluctuations in the underlying instrument.

               (2) At any given time, the exercise price of an option may be below, equal to or above the current market value of the underlying instrument. Purchased options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

               (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Most exchange-listed options relate to futures contracts, stocks and currencies. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Although a Fund intends to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that it has purchased in order to realize any profit.

               Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Since closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets of options on debt securities) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such market exists, there can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

               With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to it. For example, because a Fund may maintain a covered position with respect to any call option it writes on a security, it may not sell the underlying security during the period it is obligated under such option. This requirement may impair the Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

               (4) Activities in the options market may result in a higher portfolio turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of market movements.

               (5) The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold an investment portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

               Even if a Fund could assemble an investment portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund as the call writer will not learn that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its investment portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

               If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index subsequently may change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.


Futures Contracts

               The Gold Fund, the International Fund and the Genesis Fund may enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs or for hedging purposes as previously discussed. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, currency or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. Government agency.

               Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

               Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

               After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. Each Fund expects to earn interest income on its margin deposits.

               In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the CFTC. Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker, except as may be permitted under CFTC rules) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by a Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker, except as may be permitted under CFTC rules) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if a Fund covers a long position. For example, instead of segregating assets, a Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. In addition, where a Fund takes short positions, or engages in sales of call options, it need not segregate assets if it covers these positions. For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. A Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. A Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

               When interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

               A Fund will only sell futures contracts to protect securities and currencies it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

               A Fund's ability to effectively utilize futures trading depends on several factors. First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying stock index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.


Risk Factors in Futures Transactions

               Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

               The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which also may cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Funds are only for hedging purposes, the Advisor does not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. A Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

               Utilization of futures transactions by the Funds does involve the risk of imperfect or no correlation where the securities underlying the futures contract have different maturities than the portfolio securities being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.


Warrants

               Each Fund may invest in warrants (issued by U.S. and foreign issuers) which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Moreover, the value of a warrant does not necessarily change with the value of the underlying securities. Also, a warrant ceases to have value if it is not exercised prior to the expiration date. Warrants issued by foreign issuers may also be subject to the general risk associated with an investment in a foreign issuer, as set forth under "Risks Associated With Foreign Investments."


Illiquid or Restricted Securities

               Each Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of a Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund's operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

               Each Fund may invest in securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by a Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of a Fund's investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund's ability to conduct portfolio transactions in such securities.

               Although securities which may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the 1933 Act are technically considered "restricted securities," the Funds may each purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above, provided that a determination is made that such securities have a readily available trading market. Each Fund may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the 1933 Act ("4(2) Paper"). The Advisor will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Board of Trustees (the "Trustees"). The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Advisor, and if as a result of changed conditions, it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, a Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.


Temporary Investments

               The Funds do not intend to engage in short-term trading on an ongoing basis. Current income is not an objective of the Funds, and any current income derived from a Fund's portfolio will be incidental. For temporary defensive purposes, when deemed necessary by the Advisor, each Fund may invest up to 100% of its assets in U.S. Government obligations or "high-quality" debt obligations of companies incorporated and having principal business activities in the United States. When a Fund's assets are so invested, they are not invested so as to meet the Fund's investment objective. High-quality short-term obligations are those obligations which, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one nationally recognized statistical ratings organization ("NRSRO") (for example, commercial paper rated "A-1" or "A-2" by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") or "P-1" or "P-2" by Moody's Investors Service ("Moody's") or (2) are unrated by an NRSRO but are determined by the Advisor to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Fund under guidelines adopted by the Trustees.


Investments In Debt Securities

               With respect to investment by the Funds in debt securities, there is no requirement that all such securities be rated by a recognized rating agency. However, it is the policy of each Fund that investments in debt securities, whether rated or unrated, will be made only if they are, in the opinion of the Advisor, of equivalent quality to "investment grade" securities. "Investment grade" securities are those rated within the four highest quality grades as determined by Moody's or S&P. Securities rated Aaa by Moody's and AAA by S&P are judged to be of the best quality and carry the smallest degree of risk. Securities rated Baa by Moody's and BBB by S&P lack high quality investment characteristics and, in fact, have speculative characteristics as well. Debt securities are interest-rate sensitive; therefore their value will tend to decrease when interest rates rise and increase when interest rates fall. Such increase or decrease in value of longer-term debt instruments as a result of interest rate movement will be larger than the increase or decrease in value of shorter-term debt instruments.

Investments In Other Investment Companies

               Each Fund may invest in other investment companies. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. The Advisor has agreed to waive its management fees with respect to the portion of a Fund's assets invested in shares of any other portfolio of The Tocqueville Trust.


Short Sales

               The Tocqueville Fund, the Small Cap Fund and the Gold Fund will not make short sales of securities or maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." Any gain realized by a Fund on such sales will be recognized at the time the Fund enters into the short sales.

               The Genesis Fund may sell a security short in anticipation of a decline in the market value of the security. The Fund may also use short sales in an attempt to realize gain. When the Fund engages in a short sale, it sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates. Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size.


               In connection with its short sales, the Genesis Fund will be required to maintain a segregated account (not with the broker) of cash or liquid assets equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short, and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short. Depending on arrangements made with the broker or the party maintaining the segregated account (i.e. the Fund's custodian) the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian. The Fund will limit its short sales so that no more than 5% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account. However, the segregated account and deposits will not necessarily limit the Fund's potential loss on a short sale, which is unlimited.


               The Genesis Fund may also engage in short sales "against the box."

Risks Associated With Foreign Investments

               Consistent with their respective investment objectives and policies, the Tocqueville Fund, the Small Cap Fund and the Gold Fund may invest indirectly in foreign assets through American Depository Receipts ("ADRs"), which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank, and may directly or indirectly invest in securities of foreign issuers. Consistent with its investment objective and policies, the Genesis Fund may invest up to 15% of its total assets in common stocks of foreign companies and may also invest up to 25% of its total assets in ADRs provided that at no time may more than 25% of the Fund's total assets be invested in common stocks of foreign companies and ADRs. Direct and indirect investments in securities of foreign issuers may involve risks that are not present with domestic investments and there can be no assurance that a Fund's foreign investments will present less risk than a portfolio of domestic securities. Compared to United States issuers, there is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Settlement of transactions in some foreign markets may be delayed or less frequent than in the United States, which could affect the liquidity of each Fund's portfolio. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability or revolution, or diplomatic developments which could affect investments in those countries.

               The value of each Fund's investments denominated in foreign currencies may depend in part on the relative strength of the U.S. dollar, and a Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between foreign currencies and the U.S. dollar. When a Fund invests in foreign securities they will usually be denominated in foreign currency, and the Fund may temporarily hold funds in foreign currencies. Thus, each Fund's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by each Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. In addition, with regard to foreign securities, a significant event occurring after the close of trading but before the calculation of a Fund's net asset value may mean that the closing price for the security may not constitute a readily available market quotation and may accordingly require that the security be priced at its fair value in accordance with the fair value procedures established by the Trust. The Advisor will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Where the Advisor determines that an adjustment should be made in the security's value because significant intervening events have caused the Fund's net asset value to be materially inaccurate, the Advisor will seek to have the security "fair valued" in accordance with the Trust's fair value procedures.

Special Risks Associated With The Tocqueville International Value Fund

               In addition to the risks described above, the economies of other countries may differ unfavorably from the United States economy in such respects as growth of domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Further, such economies generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by any trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in countries with which they trade.

               The Fund may invest, without limit, in companies located in emerging markets, which may involve additional risks such as political instability and currency devaluation, although the Fund does not intend under normal market conditions to invest more than 20% of its assets in such securities. An emerging market is any country that the World Bank has determined to have a low or middle income economy and may include every country in the world except the United States, Australia, Canada, Japan, New Zealand and most countries in Western Europe such as Belgium, Denmark, France, Germany, Great Britain, Italy, the Netherlands, Norway, Spain, Sweden and Switzerland. Specifically, any change in the leadership or policies of the governments of emerging market countries in which the Funds invest or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse certain beneficial economic policies of such countries and thereby eliminate any investment opportunities which may currently exist.



Special Risks of Investing in Gold Bullion and Other Precious Metals

               The Gold Fund is subject to the special risks associated with investing in gold and other precious metals, including (i) the price of gold or other precious metals may be subject to wide fluctuation; (ii) the market for gold or other precious metals is relatively limited; (iii) the sources of gold or other precious metals are concentrated in countries that have the potential for instability; and (iv) the market for gold and other precious metals is unregulated.

               Gold bullion and other precious metals have at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of gold bullion and other precious metals, however, are less subject to local and company-specific factors than securities of individual companies. As a result, gold bullion and other precious metals may be more or less volatile in price than securities of companies engaged in precious metals-related businesses. Investments in gold bullion and other precious metals can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. A fund may incur higher custody and transaction costs for gold bullion and other precious metals than for securities. Also, gold bullion and other precious metals investments do not pay income.

               The majority of producers of gold bullion and other precious metals are domiciled in a limited number of countries. Currently, the five largest producers of gold are the Republic of South Africa, Australia, the Commonwealth of Independent States (the former Soviet Union),

Canada and the United States. Economic and political conditions in those countries may have a direct effect on the production and marketing of gold and on sales of central bank gold holdings.

               The Gold Fund is also subject to the risk that it could fail to qualify as a regulated investment company under the Internal Revenue Code if it derives more than 10% of its gross income from investment in gold bullion or other precious metals. Failure to qualify as a regulated investment company would result in adverse tax consequences to the Fund and it's shareholders. In order to ensure that it qualifies as a regulated investment company, the Fund may be required to make investment decisions that are less than optimal or forego the opportunity to realize gains.


               Unlike the fundamental investment objective of each Fund set forth above and the investment restrictions set forth below which may not be changed without shareholder approval, the Funds have the right to modify the investment policies described above without shareholder approval.


                             INVESTMENT RESTRICTIONS

               The following fundamental policies and investment restrictions have been adopted by the Funds and except as noted, such policies and restrictions cannot be changed without approval by the vote of a majority of the outstanding voting shares of a Fund which, as defined by the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

               The Funds may not:

               (1) issue senior securities;

               (2) concentrate their investments in particular industries with the exception of gold, gold related securities, other precious metals and other precious metal securities with respect to the Gold Fund. Less than 25% of the value of a Fund's assets will be invested in any one industry (with the exception of the Gold Fund, as provided in the prior sentence);

               (3) with respect to 75% of the value of a Fund's assets, purchase any securities (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities of any one issuer, or more than 10% of the outstanding voting securities of any one issuer would be owned by the Fund. This restriction does not apply to the Gold Fund;

               (4) make loans of money or securities other than (a) through the purchase of publicly distributed bonds, debentures or other corporate or governmental obligations, (b) by investing in repurchase agreements, and (c) by lending its portfolio securities, provided the value of such loaned securities does not exceed 33-1/3% of its total assets;

               (5) borrow money except from banks and not in excess of 10% of the value of a Fund's total assets. A Fund may not purchase securities while borrowings exceed 5% of the value of its total assets;

               (6) buy or sell real estate, commodities, or commodity contracts, except a Fund may purchase or sell futures or options on futures;

               (7) underwrite securities;


               (8) invest in precious metals other than in accordance with a Fund's investment objective and policy, if as a result the Fund would then have more than 10% (20% with respect to the Gold Fund) of its total assets (taken at current value) invested in such precious metals. With respect to the Genesis Fund this investment policy number (8) is a non-fundamental policy and may be changed by the Trust's Board of Trustees; and


               (9) participate in a joint investment account. With respect to the Genesis Fund this investment policy number (9) is a non-fundamental policy and may be changed by the Trust's Board of Trustees.

               The following restrictions are non-fundamental and may be changed by the Trust's Board of Trustees. Pursuant to such restrictions, the Funds will not:

               (1) make short sales of securities, other than short sales "against the box," except for the Genesis Fund, which is permitted to make short sales in a manner consistent with its investment restrictions, policies and investment program, or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund;

               (2) purchase the securities of any other investment company, if a purchasing Fund, immediately after such purchase or acquisition, owns in the aggregate, (i) more than 3% of the total outstanding voting stock of such investment company, (ii) securities issued by such investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund, or
(iii) securities issued by such investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund;

               (3) invest more than 10% of its total net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the 1933 Act, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Advisor shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors; and

               (4) except for the International Fund and the Gold Fund, invest in securities of foreign issuers unless otherwise permitted by the respective Fund's investment objective and policy, if as a result a Fund would then have more than 25% of its total assets (taken at current value) invested in such foreign securities.

               If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of a Fund's assets will not constitute a violation of such restriction.

                        DISCLOSURE OF PORTFOLIO HOLDINGS


               The Trust's Board of Trustees has adopted the Advisor's policies and procedures relating to the disclosure of Fund portfolio holdings information (the "Policy"). The Policy prohibits the disclosure of portfolio holdings unless: (1) the disclosure is in response to a regulatory request and the Chief Compliance Officer ("CCO") of the Fund has authorized such disclosure; (2) the disclosure is to a mutual fund rating or statistical agency or person performing similar functions where there is a legitimate business purpose for such disclosure and such entity has signed a confidentiality or similar agreement, where available, with a Fund or its agents and the CCO of the Fund has authorized such disclosure (procedures to monitor the use of any non-public information by these entities may include (a) annual certifications relating to the confidentiality of such information or (b) the conditioning of the receipt of such information upon the entity agreeing to maintain the confidentiality of the information, along with other representations, where such representations accompany the transmittal of the information); (3) the disclosure is made to parties involved in the investment process, administration or custody of the Trust, including its board of trustees; (4) the disclosure is in connection with
(a) a quarterly, semi-annual or annual report that is available to the public or
(b) other periodic disclosure that is publicly available; or (5) the disclosure is made pursuant to prior written approval of the CCO of the Trust. The Advisor shall not accept on behalf of itself, its affiliates or a Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of such Fund. Any disclosure made pursuant to Item 5 above is reported to the board at the next quarterly meeting. This Policy may change at any time without prior notice to shareholders.

               Portfolio holdings information may be provided to the Trust's service providers on an as-needed basis in connection with the services provided to the Funds by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Funds' portfolio holdings include the Advisor and its affiliates, legal counsel, independent registered public accounting firm, custodian, fund accounting agent, and financial printers. Portfolio holdings information may also be provided to the Trust's Board of Trustees.

               The entities to whom the Funds provide portfolio holdings information, either by explicit arrangement or by virtue of their respective duties to the Funds, are required to maintain the confidentiality of the information provided. Neither the Funds nor the Advisor or its affiliates receives any compensation or other consideration in connection with these ongoing arrangements. There can be no guarantee that the Policy will be effective in preventing the potential misuse of confidential information regarding the Funds' portfolio holdings by individuals or entities in possession of such information.



                             MANAGEMENT OF THE FUNDS

               The overall management of the business and affairs of each Fund is vested with the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust of each Fund and persons or companies furnishing services to the Funds, including a Fund's agreement with an investment advisor, distributor, administrator, custodian and transfer agent. The day-to-day operations of the Funds are delegated to the Trust's officers subject to the investment objectives and policies of each Fund and to general supervision by the Trust's Board of Trustees.

               The Board has an Audit Committee that meets at least annually to select, oversee and set the compensation of the Trust's independent registered public accounting firm (the "accountants"). The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the accountants for the Trust and for pre-approving certain non-audit services performed by the accountants for the Advisor and certain control persons of the Advisor. The Audit Committee also meets with the Trust's accountants to review the Trust's financial statements and to report on its findings to the Board, and to provide the accountants the opportunity to report on various other matters. The Audit Committee also acts as the Trust's qualified legal compliance committee. The members of the Audit Committee are Lucille G. Bono, Guy A. Main, Inge Heckel, Larry M. Senderhauf, Charles W. Caulkins and James W. Gerard. The Committee met twice during the fiscal year ended October 31, 2004.


               The Board has a Nominating Committee comprised of Lucille G. Bono, Guy A. Main, Inge Heckel, Larry M. Senderhauf, Charles W. Caulkins and James W. Gerard to whose discretion the selection and nomination of trustees who are not "interested persons," as defined in the 1940 Act, of the Trust is committed. The Nominating Committee did not meet during the fiscal year ended October 31, 2004. This Committee will consider any candidate for Trustee recommended by a current shareholder if the Committee is required by law to do so.

               The Trustees and officers and their principal occupations are noted below.




                                                                            Number
                                                                            of Funds
                                                                            in Fund
                                           Term of          Principal       Complex
                          Position(s)    Office and       Occupation(s)     Overseen        Other
                           Held with      Length of     During Past Five    By          Directorships
Name, Age and Address      the Trust    Time Served(1)        Years         Trustee    Held by Trustee
--------------------- --------------- ----------------- ----------------- ----------- ----------------

INDEPENDENT TRUSTEES
---------------------
Lucille G. Bono (71)      Trustee       Since 1998     Retired.                 5      None
40 West 57th Street,                                   Tocqueville Trust
19th Floor                                             Trustee.
New York, NY 10019



Charles W. Caulkins (48)  Trustee       Since 2003     Founder and              5      Director,
Arbor Marketing Inc.                                   President, Arbor                Phoenix House
30 Rockefeller                                         Marketing, Inc.                 from January
Plaza, #5432                                           from October 1994               2001 to
New York, NY 10112                                     to present.                     present;
                                                                                       Director,
                                                                                       Bridges 2
                                                                                       Community from
                                                                                       July 2002 to
                                                                                       present.



James W. Gerard (43)      Trustee       Since 2001     Principal, Argus         5      Director and
Argus Capital                                          Capital Partners                Treasurer,
Partners LLC                                           LLC from August                 ASPCA from
36 West 44th Street,                                   2003 to present;                1997 to
Suite 610                                              Managing Director,              present;
New York, NY 10036                                     The Chart Group                 Director,
                                                       from January 2001               Phoenix House
                                                       to present;                     from 1995 to
                                                       Managing                        present.
                                                       Principal,
                                                       Ironbound Partners
                                                       from October 1998
                                                       to December 2000;
                                                       Director of Sales
                                                       and Marketing,
                                                       Tocqueville Asset
                                                       Management L.P.
                                                       from 1993 to 1998.



Inge Heckel (65)          Trustee       Since 1987     President, New           5      Member of the
40 West 57th Street,                                   York School of                  Advisory
19th Floor                                             Interior Design,                Council, the
New York, NY 10019                                     from July 1996 to               Institute of
                                                       present.                        Classical
                                                                                       Architecture;
                                                                                       Member
                                                                                       of
                                                                                       Olana
                                                                                       National
                                                                                       Advisory
                                                                                       Committee.



__________________________________
1                Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's By-Laws, as amended, and Agreement and Declaration of Trust, as amended.


                                                                            Number
                                                                            of Funds
                                                                            in Fund
                                           Term of          Principal       Complex
                          Position(s)    Office and       Occupation(s)     Overseen        Other
                           Held with      Length of     During Past Five    By          Directorships
Name, Age and Address      the Trust    Time Served(1)        Years         Trustee    Held by Trustee
--------------------- --------------- ----------------- ----------------- ----------- ----------------


Guy A. Main (68)          Trustee       Since 2000     Retired.                 5      Director,
40 West 57th Street,                                   Formerly,                       Amwest
19th Floor                                             Executive Vice                  Insurance
New York, NY 10019                                     President, Amwest               Group, Inc.
                                                       Insurance Group,                from April
                                                       Inc. from April                 1996 to
                                                       1996 to January                 January 2001;
                                                       2001.  Chairman,                Chairman,
                                                       President and                   Association of
                                                       Chief Executive                 California
                                                       Officer, Condor                 Insurance
                                                       Services Inc. from              Companies from
                                                       April 1989 to                   January 1996
                                                       April 1996.                     to January
                                                                                       1998;
                                                                                       Director,
                                                                                       Condor
                                                                                       Services Inc.
                                                                                       from April
                                                                                       1989 to April
                                                                                       1996.



Larry M. Senderhauf (56)   Trustee       Since 1998    Retired.                 5      None
40 West 57th Street,                                   Administrator and
19th Floor                                             Trustee, LMS 33
New York, NY 10019                                     Profit and Pension
                                                       Sharing Fund from
                                                       1983 to present.



INTERESTED TRUSTEES(2) AND OFFICERS
-----------------------------------

Francois D. Sicart (61)   Chairman,     Since 1987     Founder,                 5      Chairman and
40 West 57th Street,      Principal                    Tocqueville                     Director,
19th Floor                Executive                    Management                      Tocqueville
New York, NY 10019        Officer and                  Corporation, the                Management
                          Trustee                      General Partner of              Corporation,
                                                       Tocqueville Asset               the General
                                                       Management L.P.                 Partner of
                                                       and Lepercq, de                 Tocqueville
                                                       Neuflize/Tocqueville            Asset
                                                       Securities, L.P.                Management
                                                       from January 1990               L.P. and
                                                       to present;                     Lepercq, de
                                                       Chairman and Chief              Neuflize/Tocqueville
                                                       Executive Officer,              Securities,
                                                       Tocqueville Asset               L.P. from
                                                       Management Corp.                January 1990
                                                       from December 1985              to present;
                                                       to January 1990;                Chairman,
                                                       Vice Chairman of                Tocqueville
                                                       Tucker Anthony                  Asset
                                                       Management Corp.                Management
                                                       from 1981 to                    Corp. from
                                                       October 1986; Vice              December 1985
                                                       President                       to January
                                                       (formerly general               1990; Vice
                                                       partner) among                  Chairman of
                                                       other positions                 Tucker Anthony
                                                       with Tucker                     Management
                                                       Anthony, Inc. from              Corp. from
                                                       1969 to January                 1981 to
                                                       1990.                           October 1986.


__________________________________
1 Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's By-Laws, as amended, and Agreement and Declaration of Trust, as amended. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualifies.


2 "Interested person" of the Trust as defined in the 1940 Act. Mr. Sicart and Mr. Kleinschmidt are considered "interested persons" because of their affiliation with the Advisor.


                                                                            Number
                                                                            of Funds
                                                                            in Fund
                                           Term of          Principal       Complex
                          Position(s)    Office and       Occupation(s)     Overseen        Other
                           Held with      Length of     During Past Five    By          Directorships
Name, Age and Address      the Trust    Time Served(1)        Years         Trustee    Held by Trustee
--------------------- --------------- ----------------- ----------------- ----------- ----------------


Robert Kleinschmidt (55)  President,    Since 1991     President, Chief         5      Director,
40 West 57th Street,      Principal                    Investment Officer              Tocqueville
19th Floor                Operating                    and Director,                   Management
New York, NY 10019        Officer,                     Tocqueville                     Corporation,
                          Principal                    Management                      the General
                          Financial                    Corporation and                 Partner of
                          Officer,                     President,                      Tocqueville
                          and Trustee                  Tocqueville Asset               Asset
                                                       Management L.P.                 Management
                                                       from January 1994               L.P. and
                                                       to present; and                 Lepercq, de
                                                       Managing Director               Neuflize/Tocqueville
                                                       from July 1991 to               Securities,
                                                       January 1994;                   L.P.
                                                       Partner, David J.
                                                       Greene & Co. from
                                                       May 1978 to July
                                                       1991.



Roger Cotta (66)          Secretary     Secretary      Chief Operating         N/A     N/A
40 West 57th Street,      and           Since 2001;    Officer,
19th Floor                Treasurer     Treasurer      Tocqueville Asset
New York, NY  10019                     Since 2002     Management L.P.
                                                       from 2001 to
                                                       present; CFO &
                                                       Compliance
                                                       Officer, Needham &
                                                       Co. from 1992 to
                                                       2001.



Elizabeth Bosco (57)      Anti-Money    Since 2002     Compliance              N/A     N/A
40 West 57th Street,      Laundering                   Officer,
19th Floor                Compliance                   Tocqueville Asset
New York, NY  10019       Officer                      Management L.P.
                                                       from 1997 to
                                                       present.



Thomas Pandick (58)       Chief         Since          Chief Compliance        N/A     N/A
40 West 57th Street,      Compliance    September      Officer (October
19th Floor                Officer       2004           2004-present)
New York, NY  10019                                    Tocqueville Asset
                                                       Management L.P.; General
                                                       Counsel (January-October
                                                       2004) Tocqueville Asset
                                                       Management L.P.; Vice
                                                       President, Kirkbride Asset
                                                       Management, Inc.
                                                       (2000-2004); Counsel to NYS
                                                       Workers Compensation Board
                                                       (1995-1999); Director of
                                                       Corporate Governance, Office
                                                       of State Comptroller
                                                       (1985-1995); General
                                                       Counsel, New York State &
                                                       Local Retirement Systems
                                                       (1979-1985).


__________________________________
1                Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's By-Laws, as amended, and Agreement and Declaration of Trust, as amended. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualifies.

               The following table shows the dollar range of Fund shares beneficially owned by each Trustee as of December 31, 2004:




                                                                      Aggregate Dollar Range of
                                                                       Equity Securities in All
                                                                        Registered Investment
                                                                     Companies Overseen or to be
                                                                       Overseen by Director or
                            Dollar Range of Equity Securities in         Nominee in Family of
    Name of Trustee                      each Fund                       Investment Companies
------------------------- ----------------------------------------- -------------------------------

DISINTERESTED TRUSTEES:
-----------------------
                          Tocqueville Fund       $10,001 - 50,000
Lucille G. Bono           Small Cap Fund         $10,001 - 50,000         $50,001 - 100,000
                          International Fund     $1 - 10,000
                          Gold Fund              $10,001 - 50,000
                          Genesis Fund           $1 - 10,000

                          Tocqueville Fund       $10,001 - 50,000
Charles W. Caulkins       Small Cap Fund         $10,001 - 50,000         $50,001 - $100,000
                          International Fund     $10,001 - 50,000
                          Gold Fund              $0
                          Genesis Fund           $1 - 10,000

                          Tocqueville Fund       $10,001 - 50,000
James W. Gerard           Small Cap Fund         $10,001 - 50,000           over $100,000
                          International Fund     $10,001 - 50,000
                          Gold Fund              $10,001 - 50,000
                          Genesis Fund           $10,001 - 50,000

                          Tocqueville Fund       $1 - 10,000
Inge Heckel               Small Cap Fund         $0                          $1 - 10,000
                          International Fund     $1 - 10,000
                          Gold Fund              $0
                          Genesis Fund           $0

                          Tocqueville Fund       over $100,000
Guy A. Main               Small Cap Fund         $50,001 - 100,000          over $100,000
                          International Fund     over $100,000
                          Gold Fund              $50,001 - 100,000
                          Genesis Fund           $10,001 - 50,000

                          Tocqueville Fund       over $100,000
Larry M. Senderhauf       Small Cap Fund         over $100,000              over $100,000
                          International Fund     over $100,000
                          Gold Fund              over $100,000
                          Genesis Fund           $50,001 - 100,000


                                                                      Aggregate Dollar Range of
                                                                       Equity Securities in All
                                                                        Registered Investment
                                                                     Companies Overseen or to be
                                                                       Overseen by Director or
                            Dollar Range of Equity Securities in         Nominee in Family of
    Name of Trustee                      each Fund                       Investment Companies
------------------------- ----------------------------------------- -------------------------------

INTERESTED TRUSTEES:
--------------------
                          Tocqueville Fund       over $100,000
Francois D. Sicart        Small Cap Fund         over $100,000              over $100,000
                          International Fund     over $100,000
                          Gold Fund              over $100,000
                          Genesis Fund           $0

                          Tocqueville Fund       over $100,000
Robert Kleinschmidt       Small Cap Fund         over $100,000              over $100,000
                          International Fund     over $100,000
                          Gold Fund              over $100,000
                          Genesis Fund           over $100,000


               The Trust does not pay remuneration to any officer of the Trust, except for the Chief Compliance Officer. For the fiscal year ended October 31, 2004, the Trust paid the "disinterested" Trustees an aggregate of $62,000. Each disinterested Trustee receives $2,500 per Board meeting attended in person and $1,500 per Board meeting attended via telephone and $500 per Audit Committee meeting attended in person and $300 per Audit Committee meeting attended via telephone.* The disinterested Trustees' compensation is split equally between the Funds. See the Compensation Table.


__________________________________
* Effective March 2005, each disinterested Trustee will be paid $3,000 per Board meeting that they attend in person and $1,500 per Board meeting that they attend telephonically. Also effective March 2005, each disinterested Trustee will be paid $750 per Audit Committee meeting, and the Audit Committee Chairman will be paid an additional $750 per quarter.

               The table below illustrates the compensation paid to each Trustee for the Trust's most recently completed fiscal year:



                                     Compensation Table

                                                 Pension or                         Total
                                                 Retirement                      Compensation
                                                  Benefits        Estimated       from Trust
                                 Aggregate         Accrued          Annual         and Fund
                                Compensation     as Part of     Benefits Upon    Complex Paid
Name of Person, Position         from Trust    Trust Expenses     Retirement     to Trustees
------------------------         ----------    --------------     ----------     -----------
Lucille G. Bono, Trustee          $ 11,000        $      0         $      0        $ 11,000
Charles W. Caulkins, Trustee      $  7,000        $      0         $      0        $  7,000
James W. Gerard, Trustee          $ 11,000        $      0         $      0        $ 11,000
Inge Heckel, Trustee              $ 11,000        $      0         $      0        $ 11,000
Robert Kleinschmidt, Trustee      $      0        $      0         $      0        $      0
Guy A. Main, Trustee              $ 11,000        $      0         $      0        $ 11,000
Larry M. Senderhauf, Trustee      $ 11,000        $      0         $      0        $ 11,000
Francois Sicart, Trustee          $      0        $      0         $      0        $      0


Code of Ethics


               The Trust, the Advisor and the Distributor have adopted codes of ethics (the "Codes") pursuant to Rule 17j-1 of the 1940 Act and 204A-1 of the Investment Advisers Act of 1940, as amended. These Codes restrict the personal securities transactions of access persons, as defined in the Codes.



Proxy Voting Policies

               The Board of Trustees has delegated the responsibility to vote proxies to the Advisor, subject to the Board's oversight. The Advisor's proxy voting policies, attached as Appendix A, are reviewed periodically, and, accordingly are subject to change. The Trust's voting records relating to portfolio securities for the 12 month period ended June 30, 2004, may be obtained upon request and without charge by calling 1-800-355-7307 and on the Securities and Exchange Commission's website at http://www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

               As of January 31, 2005, the Advisor held discretion over shares of the Funds as follows:


               The Tocqueville Fund 22.72%.
               The Tocqueville Small Cap Value Fund 19.42%.
               The Tocqueville International Value Fund 65.70%.
               The Tocqueville Gold Fund 6.57%.
               The Tocqueville Genesis Fund 34.63%.

               As of January 31, 2005, the Trustees and officers as a group owned beneficially 2.97% of the Tocqueville Fund's and 1.71% of the Tocqueville Small Cap Value Fund's outstanding shares and less than 1.0% of the International Fund's, the Gold Fund's and the Genesis Fund's outstanding shares.


               As of January 31, 2005, the following shareholders owned of record or beneficially 5% or more of each Fund's shares:




              Name and Address                Percentage of Fund      Nature of Ownership

The Tocqueville Fund
RBC Dain Rauscher FBO
R. Gintel Florida Intangible Taxable Trust           7.40%                  Record
20 Carrie Circle
Fairfield, CT 06825


The Tocqueville Small Cap Value Fund

Charles Schwab & Co. Inc.                           22.52%                  Record
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122

National Financial Services Corp.                    7.44%                  Record
FBO Exclusive Benefit of Our Customers
One World Financial Center
200 Liberty St.
New York, NY 10281-1003


The Tocqueville International Value Fund

RBC Dain Rauscher FBO                               36.57%                  Record
Montber SA
International Acct.
Bank of Bermuda
6 Front Street
Hamilton, HM11 Bermuda

Charles Schwab & Co. Inc.                            9.76%                  Record
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122

RBC Dain Rauscher                                    6.24%                  Record
Montber SA Income A/C
The Bank of Bermuda
Attn: Mr. Anthony Harkness
6 Front Street
Hamilton, HM11 Bermuda




The Tocqueville Gold Fund

Charles Schwab & Co. Inc.                           40.81%                  Record
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122

National Financial Services Corp.                   15.10%                  Record
FBO Exclusive Benefit of Our Customers
One World Financial Center
200 Liberty St.
New York, NY 10281-1003


The Tocqueville Genesis Fund

None

                     INVESTMENT ADVISORY AND OTHER SERVICES


Investment Advisory Agreements

               Tocqueville Asset Management L.P., 40 West 57th Street, 19th Floor, New York, New York 10019, acts as the investment advisor to each Fund under a separate investment advisory agreement (the "Agreement" or "Agreements"). Each Agreement provides that the Advisor identify and analyze possible investments for each Fund, determine the amount and timing of such investments, and the form of investment. The Advisor has the responsibility of monitoring and reviewing each Fund's portfolio, and, on a regular basis, to recommend the ultimate disposition of such investments. It is the Advisor's responsibility to cause the purchase and sale of securities in each Fund's portfolio, subject at all times to the policies set forth by the Trust's Board of Trustees. In addition, the Advisor also provides certain administrative and managerial services to the Funds. The Advisor is an affiliate of Lepercq, de Neuflize/Tocqueville Securities, L.P., the Funds' distributor.

               Under the terms of the Agreements, each Fund pays all of its expenses (other than those expenses specifically assumed by the Advisor and the Fund's distributor) including the costs incurred in connection with the maintenance of its registration under the 1933 Act, as amended, and the 1940 Act, printing of prospectuses distributed to shareholders, taxes or governmental fees, brokerage commissions, custodial, transfer and shareholder servicing agents, expenses of outside counsel and independent registered public accounting firm, preparation of shareholder reports, and expenses of Trustee and shareholder meetings. Each Agreement may be terminated without penalty on 60 days' written notice by a vote of the majority of the Trust's Board of Trustees or by the Advisor, or by holders of a majority of each Fund's outstanding shares.

               The Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Advisor, most recently approved the Agreements for the Tocqueville Fund, the Small Cap Fund, the International Fund and the Gold Fund for an additional one-year period on September 16, 2004. The Agreement for the Genesis Fund was approved by the Board on September 18, 2003 (and by the sole shareholder on October 8, 2003), and has an initial term which extends from October 8, 2003 to October 8, 2005. The Agreements may be continued in force from year to year (with respect to the Genesis Fund Agreement, from year to year after the initial term), provided that such Agreements are approved by a majority vote of the Trust's outstanding voting securities or by the Board of Trustees, and by a majority of the Trustees who are not parties to the Agreements or interested persons of any such party, by votes cast in person at a meeting specifically called for such purpose.

               In determining whether to approve the continuance of the Agreements (or, initial approval of, with respect to the Genesis Fund Agreement), the Board considered information about the Advisor, the performance of the Funds and certain additional factors described below that the Board deemed relevant. The following summary highlights the materials and factors that the Board considered, and the conclusions the Board reached, in approving the continuance of the Agreements.

The Advisor:

               The Board reviewed financial data on the Advisor and discussed the Advisor's profitability relating to its management of the Funds. It also considered the scope and quality of services provided by the Advisor and particularly the personnel responsible for providing services to the Funds. The Board also focused on the Advisor's reputation and long-standing relationship with the Funds. In addition, the Board discussed the Advisor's track record of monitoring the Funds to assure that the Funds have been in compliance with their investment policies and restrictions and also to assure that they have been in compliance with the requirements of the 1940 Act and related securities regulations. Furthermore, with respect to the Genesis Fund, the Board considered the representations of the Advisor concerning the anticipated degree of analysis involved in order for the portfolio manager to carry out the strategy of the Fund.

Performance and Expenses of the Funds:

               The Board's analysis of the Funds' performance and expenses included discussion and review of the following materials: (i) performance data of the Funds compared to relevant stock indices and (ii) data concerning the fees and expenses of the Funds compared to funds that have a similar investment objective and that are of comparable size (the "Peer Groups"). In particular, the Board noted that The Tocqueville Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund had consistently performed well over the past year, generally outperforming their benchmarks. The Board further noted that although The Tocqueville Small Cap Value Fund was outperformed by its benchmark over the course of the past year, the Fund had performed well relative to its benchmark when comparing annual returns for the three year, five year and since inception periods. In addition, the Board noted that the overall expense ratios of the Funds were in line with their Peer Groups. With respect to the Genesis Fund, the Board recognized that while the Genesis Fund advisory fee was higher than the advisory fees of the other Funds, the strategy of the Genesis Fund involved a greater level of analysis, including the detailed sector analyses that supported this fee. The Board also considered the Advisor's report that the Genesis Fund advisory fee was within the realm of what other Peer Group funds charged. The Board further noted that the Advisor had contractually agreed to waive its fees on the Genesis Fund for a period of two years, to the extent the total annual expense ratio of the Fund exceeds 1.95%. The Board did not consider performance data of the Genesis Fund as the Fund had not yet commenced operations.

Other Factors:

               In addition to the above factors, the Board also discussed the Advisor's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds and the brokers' and dealers' provision of brokerage and research services to the Advisor (including transactions processed through affiliates of the Advisor).


Conclusion:

               The Board of Trustees, including all of the disinterested Trustees, concluded that the fees payable under the Agreements are fair and reasonable with respect to the services that the Advisor provides and in light of the other factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The disinterested Trustees were also assisted by the advice of independent counsel in making this determination.

Advisory Fees


               For the performance of its services under the Agreements, the Advisor receives a fee from each Fund, calculated daily and payable monthly, at an annual rate of: (1) for the Tocqueville Fund, 0.75% on the first $1 billion of the average daily net assets of the Tocqueville Fund, and 0.65% of the average daily net assets in excess of $1 billion; (2) for the Small Cap Value Fund, 0.75% on the first $500 million of the average daily net assets of the Small Cap Value Fund, and 0.65% of the average daily net assets in excess of $500 million; (3) for the International Value Fund, 1.00% on the first $1 billion of the average daily net assets of the International Value Fund, and 0.75% of the average daily net assets in excess of $1 billion; (4) for the Gold Fund, 1.00% on the first $500 million of the average daily net assets of the Gold Fund, 0.75% of the average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.65% of the average daily net assets in excess of $1 billion; and (5) for the Genesis Fund, 1.25% on the first $1 billion of the average daily net assets of the Genesis Fund, and 1.00% of the average daily net assets in excess of $1 billion. In addition, with respect to the Genesis Fund, the Advisor is contractually obligated to waive its fees to the extent that the Total Annual Fund Operating Expenses exceed 1.95%. This Expense Limitation Agreement shall remain in effect until October 8, 2005. Each fee is accrued daily for the purposes of determining the offering and redemption price of such Fund's shares.


               The following table indicates the amounts that the Funds paid to the Advisor under the Agreements for the last three fiscal years.



      Fund Name            Fiscal Year Ended       Fiscal Year Ended           Fiscal Year Ended
                           October 31, 2002         October 31, 2003           October 31, 2004

The Tocqueville Fund    Advisory Fee: $454,990   Advisory Fee: $559,545     Advisory Fee: $1,050,533
                        Fee Waived:   $4,436     Fee Waived:   $51,169      Fee Waived:   $0

The Tocqueville Small   Advisory Fee: $394,441   Advisory Fee: $460,594     Advisory Fee: $632,785
Cap Value Fund          Fee Waived:   $0         Fee Waived:   $0           Fee Waived:   $0

The Tocqueville         Advisory Fee: $842,515   Advisory Fee: $916,873     Advisory Fee: $1,653,790
International Value     Fee Waived:   $648       Fee Waived:   $0           Fee Waived:   $0
Fund

The Tocqueville Gold    Advisory Fee: $879,275   Advisory Fee: $2,343,663   Advisory Fee: $4,967,722
Fund                    Fee Waived:   $0         Fee Waived:   $0           Fee Waived:   $0

The Tocqueville                   N/A            Advisory Fee: $11,523      Advisory Fee: $375,748
Genesis Fund*                                    Fee Waived:   $12,769      Fee Waived:   $98,809


Distribution Agreement

               Lepercq, de Neuflize/Tocqueville Securities, L.P. (the "Distributor"), 40 West 57th, 19th Floor, New York, New York 10019, serves as the Fund's distributor and principal underwriter pursuant to the amended Distribution Agreement dated September 30, 2003. The


__________________________________
* The Genesis Fund commenced operations on October 8, 2003.

Distributor is an affiliate of the Advisor. The Fund has appointed the Distributor to act as its underwriter to promote and arrange for the sale of shares of beneficial interest of the Fund to the public through its sales representatives and to investment dealers as long as it has unissued and/or treasury shares available for sale. The Distributor shall bear the expenses of printing and distributing prospectuses and statements of additional information (other than those prospectuses and statements of additional information required by applicable laws and regulations to be distributed to the shareholders by the Fund and pursuant to any Rule 12b-1 distribution plan), and any other promotional or sales literature which are used by the Distributor or furnished by the Distributor to purchasers or dealers in connection with the Distributor's activities. While the Distributor is not obligated to sell any specific amount of the Trust's shares, the Distributor has agreed to devote reasonable time and effort to enlist investment dealers and otherwise promote the sale and distribution of Fund shares as well as act as Distributor for the sale and distribution of the shares of the Fund as such arrangements may profitably be made.

               The continuance of the Distribution Agreement, as amended, was most recently approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust or the Distributor and who have no direct or indirect interest in the operation of the Distribution and Service Plans or in any related agreements at a meeting held on September 16, 2004. The Distribution Agreement will automatically terminate in the event of its assignment.

               As further described under "Investment Advisory and Other Services -- Distribution and Service Plans," the Distributor may receive payments pursuant to the Funds' Rule 12b-1 plans.


Distribution and Service Plans

               Each Fund has adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act (each a "Plan"). The Plans provide that a Fund may pay Rule 12b-1 distribution and service fees of .25% per annum of such Fund's average daily net assets.

               Each Plan provides that a Fund may finance activities which are primarily intended to result in the sale of each Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents including the Distributor who enter into agreements with each Fund or the Distributor.

               The following table provides the total fees paid by each Fund pursuant to the Plans and the manner in which payments were made pursuant to the Plans for certain types of activities for the fiscal year ended October 31, 2004:



                                              Tocqueville  Small Cap  International   Gold     Genesis
                                                 Fund         Fund        Fund        Fund       Fund
Total fees paid by each Fund under the Plans: $350,184     $210,928   $413,447    $1,252,950    $75,150
Breakdown of payments made pursuant to the
Plans for certain types of activities:
    Advertising:                               $12,973       $9,121    $14,824       $46,013     $9,006
    Printing and mailing of prospectuses to
    other than current shareholders:            $7,574       $3,548     $8,452       $28,047     $1,466
    Compensation to underwriters:             $234,953      $24,095   $279,455     $(113,781)   $(7,695)
    Compensation to broker-dealers:            $94,684     $174,164   $110,716    $1,292,671    $72,373
    Compensation to sales personnel:                $0           $0         $0            $0         $0
    Interest, carrying or other financing
    charges:                                        $0           $0         $0            $0         $0
    Other:                                          $0           $0         $0            $0         $0

               The excess of such payments over the total payments the Distributor received from the Gold Fund and the Genesis F und under their respective Plans represents distribution and servicing ex penses funded by the Distributor or its affiliates from their own resources.


               In approving the Plans in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Trustees (including the disinterested Trustees) considered various factors and have determined that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. Each Plan will continue in effect from year to year if specifically approved annually by the vote of a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements relating to the Plans. The continuance of the Plans was most recently approved on September 16, 2004 by the Board of Trustees. While the Plans remain in effect, each Trust's Principal Financial Officer shall prepare and furnish to the Board of Trustees a written report setting forth the amounts spent by each Fund under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and all material amendments to the Plans must be approved by the Board of Trustees and by the disinterested Trustees cast in person at a meeting called specifically for that purpose. While the Plans are in effect, the selection and nomination of the disinterested Trustees shall be made by those disinterested Trustees then in office.


Administrative Services Agreement

               The Advisor supervises administration of the Funds pursuant to an Administrative Services Agreement with each Fund. Under the Administrative Services Agreement, the Advisor supervises the administration of all aspects of each Fund's operations, including each Fund's receipt of services for which the Fund is obligated to pay, provides the Funds with general office facilities and provides, at each Fund's expense, the services of persons necessary to perform such supervisory, administrative and clerical functions as are needed to effectively operate the Funds. Those persons, as well as certain officers and Trustees of the Funds, may be directors, officers or employees of (and persons providing services to the Funds may include) the Advisor and its affiliates. For these services and facilities, the Advisor receives a fee computed and paid monthly at an annual rate of 0.15% of the average daily net assets of each Fund.

               The following table indicates the amounts paid to the Advisor under the Administrative Services Agreement for the last three fiscal years:




         Fund Name              Fiscal Year Ended      Fiscal Year Ended     Fiscal Year Ended
                                October 31, 2002       October 31, 2003       October 31, 2004
The Tocqueville Fund                 $90,999               $111,909               $210,111

The Tocqueville Small Cap
Value Fund                           $78,888                $92,119               $126,557

The Tocqueville
International Value Fund            $126,377               $137,531               $248,069

The Tocqueville Gold Fund           $131,891               $351,550               $751,770

The Tocqueville Genesis                N/A                  $1,383                $45,090
Fund*


Sub-Administration Agreement


The Advisor has entered into a Sub-Administration Agreement (the "Sub-Administration Agreement") with U.S. Bancorp Fund Services, LLC (the "Sub-Administrator"), which is located at 615 East Michigan Street, 2nd Floor, Milwaukee, Wisconsin 53202. Under the Sub-Administration Agreement, the Sub-Administrator assists in supervising all aspects of the Trust's operations except those performed by the Advisor under its advisory agreements with the Trust. The Sub-Administrator acts as a liaison among all Fund service providers; coordinates Trustee communication through various means; assists in the audit process; monitors compliance with the 1940 Act, state "Blue Sky" authorities, the SEC and the Internal Revenue Service; and prepares financial reports. For the services it provides, the Advisor pays the Sub-Administrator a fee based on the combined assets of all Funds in the Trust, as well as the assets in The Tocqueville Alexis Trust. The fee payable to the Sub-Administrator by the Advisor is calculated daily and payable monthly, at an annual rate of: (i) 0.05% on the first $400 million of the average daily net assets; (ii) 0.03% on the next $600 million of the average daily net assets; and (iii) 0.02% of the average daily net assets in excess of $1 billion, subject to a minimum annual fee for all Funds in the Trust and The Tocqueville Alexis Trust of $240,000. Other extraordinary services are billed separately.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

               Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for each Fund are made by the Advisor. The Advisor is authorized to allocate the orders placed by it on behalf of a Fund to such unaffiliated brokers who also provide research or statistical material, or other services to the Fund or the Advisor for the Fund's use. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Trustees indicating the unaffiliated brokers to whom such allocations have been made and the basis therefor. The Trustees have authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Trustees have adopted procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated


__________________________________
* The Genesis Fund commenced operations on October 8, 2003.

broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." At times, a Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

               In selecting a broker to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Funds on a continuing basis. Accordingly, the cost of the brokerage commissions to a Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused a Fund to pay an unaffiliated broker that provides research services to the Advisor for each Fund's use of an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting the transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Advisor's ongoing responsibilities with respect to the Funds. Neither the Funds nor the Advisor has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Advisor for use in rendering investment advice to the Funds, such information may be supplied at no cost to the Advisor and, therefore, may have the effect of reducing the expenses of the Advisor in rendering advice to the Funds. While it is impossible to place an actual dollar value on such investment information, its receipt by the Advisor probably does not reduce the overall expenses of the Advisor to any material extent.

               This type of investment information provided to the Advisor is of the type described in Section 28(e) of the Securities Exchange Act of 1934 and is designed to augment the Advisor's own internal research and investment strategy capabilities. The nature of research services provided takes several forms including the following: advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and computerized valuation screens. The Advisor's policy is to make an internal allocation of brokerage commissions to a limited number of brokers for economic research and for valuation models and screens. Another internal allocation is made to a limited number of brokers providing broad-based coverage of industries and companies, and also to brokers which provide specialized information on individual companies. Research services furnished by brokers through which the Funds effect securities transactions are used by the Advisor in carrying out its investment management responsibilities with respect to all its clients' accounts.

               The following table indicates the amount of total brokerage commission on portfolio transactions paid by the Funds for the last three fiscal years:



                     Brokerage Commissions Paid by the Funds
                         for the Years Ended October 31,


         Fund Name                  2004                  2003                     2002

The Tocqueville Fund              $347,950              $171,540                 $261,124

The Tocqueville Small Cap         $175,581              $413,236                 $186,377
Value Fund

The Tocqueville                   $439,063              $302,192                 $396,010
International Value Fund

The Tocqueville Gold Fund        $1,173,871            $1,238,270                $970,955

The Tocqueville Genesis           $343,005               $21,997                   N/A
Fund*


               The following table indicates the aggregate dollar amount of brokerage commissions paid by the Funds to the Distributor for the last three fiscal years:



                  Brokerage Commissions Paid to the Distributor
                         for the Years Ended October 31,


                Fund Name                        2004              2003              2002

The Tocqueville Fund                           $199,173          $110,593          $128,868

The Tocqueville Small Cap Value Fund           $64,665           $159,738          $58,402

The Tocqueville International Value Fund       $60,098           $56,262           $59,018

The Tocqueville Gold Fund                      $452,630          $327,731          $278,414

The Tocqueville Genesis Fund*                  $192,614          $21,997             N/A


               For the fiscal year ended October 31, 2004, the percentage of each Fund's brokerage commissions paid, to the Distributor, and the aggregate dollar amount of transactions involving the payment of such commissions were as follows: the Tocqueville Fund: 57.24% and $114,849,574, respectively; the Small Cap Fund: 36.83% and $33,482,977, respectively; the International Fund: 13.69% and $154,376,814, respectively; the Gold Fund: 38.56% and $280,284,330, respectively; and the Genesis Fund: 56.15% and $95,029,618, respectively.


Allocation of Investments

               The Advisor has other advisory clients which include individuals, trusts, pension and profit sharing funds, some of which have similar investment objectives to the Funds. As


__________________________________
* The Genesis Fund commenced operations on October 8, 2003.

such, there will be times when the Advisor may recommend purchases and/or sales of the same portfolio securities for each Fund and its other clients. In such circumstances, it will be the policy of the Advisor to allocate purchases and sales among the Funds and its other clients in a manner which the Advisor deems equitable, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account. Simultaneous transactions may have an adverse effect upon the price or volume of a security purchased by each Fund.


                       CAPITAL STOCK AND OTHER SECURITIES


Organization And Description Of Shares Of the Trust

               The Trust was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. The Trust's Declaration of Trust filed September 17, 1986, permits the Trustees to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share in the Trust in an unlimited number of series of shares. The Trust consists of five series, The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund and the Tocqueville Genesis Fund. On August 19, 1991, the Declaration of Trust was amended to change the name of the Trust to "The Tocqueville Trust," and on August 4, 1995, the Declaration of Trust was amended to permit the division of a series into classes of shares. Each share of beneficial interest has one vote and shares equally in dividends and distributions when and if declared by a Fund and in the Fund's net assets upon liquidation. All shares, when issued, are fully paid and nonassessable. There are no preemptive, conversion or exchange rights. Fund shares do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Trustees can elect all Trustees and the remaining shareholders would not be able to elect any Trustees. The Board of Trustees may classify or reclassify any unissued shares of the Trust into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. Shareholders of each series as created will vote as a series to change, among other things, a fundamental policy of each Fund and to approve the Fund's Investment Advisory Agreement and Plan.

               The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment.

               Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES


Computation Of Net Asset Value


               Each Fund will determine the net asset value of its shares once daily as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day that the Exchange is open for business. The net asset value is determined by dividing the market value of a Fund's investments as of the close of trading plus any cash or other assets (including dividends receivable and accrued interest) less all liabilities (including accrued expenses) by the number of the Fund's shares outstanding. Securities traded on the New York Stock Exchange or the American Stock Exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price. Fund securities that are traded on the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") will be valued at the NASDAQ Official Closing Price ("NOCP") or, in the event the NOCP is not available, at the last sale price, or if no sale, at the mean between the latest bid and asked price. Securities traded in any other U.S. or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded, on the basis of the latest available price. Securities sold short "against the box" will be valued at market as determined above; however, in instances where a Fund has sold securities short against a long position in the issuer's convertible securities, for the purpose of valuation, the securities in the short position will be valued at the "asked" price rather than the mean of the last "bid" and "asked" prices. Investments in gold bullion and other precious metals will be valued at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations. Where there are no readily available quotations for securities they are valued in accordance with procedures established by the Board of Trustees.



Purchase And Redemption Of Shares

               A complete description of the manner by which a Fund's shares may be purchased and redeemed appears in the Prospectus under the headings "Purchase of Shares" and "Redemption of Shares" respectively.

               Investors may, if they wish, invest in the Funds through securities dealers with which they have accounts. Securities dealers may also designate their agents and affiliates as intermediaries to receive purchase and redemption orders on behalf of the Funds. The Funds will be deemed to have received a purchase or redemption order when the securities dealer or its designated agent or affiliate receives the order. Orders will be priced at a Fund's net asset value next computed after the orders are received by the securities dealers or their designated agent or affiliate, subject to certain procedures with which the dealers or their agents must comply when submitting orders to the Fund's transfer agent.

                                   TAX MATTERS

               The following is a summary of certain additional federal income tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectus. This summary is not intended to be a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.


Qualification as a Regulated Investment Company

               Each Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). As a regulated investment company, a Fund is not subject to federal income tax on the portion of its investment company taxable income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and net capital gain (i.e., the excess of long-term capital gains over long-term capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year, and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year for this purpose.

               Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's total assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of any one issuer and does not hold more than 10% of the outstanding voting securities of any one issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the underlying security not the issuer of the option.

               In addition to satisfying the requirements described above, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

               If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

               In general, gain or loss recognized by a Fund on the disposition of an asset or as a result of certain constructive sales will be a capital gain or loss. However, there are numerous exceptions to the rule, pursuant to which gain on the disposition of an asset is treated as ordinary income. For example, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto attributable to changes in foreign currency exchange rates, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss.

               Further, the Code also treats as ordinary income a portion of the capital gain attributable to certain transactions where substantially all of the return realized is attributable to the time value of a Fund's net investment in the transaction.

               In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

               Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

               Certain transactions that may be engaged in by the Funds (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts.

               A Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If a Fund invests in a PFIC, it has three separate options. First, it may elect to treat the

PFIC as a qualifying electing fund (a "QEF"), in which case it will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, the Fund may make a mark-to-market election with respect to its PFIC stock. Pursuant to such an election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over its adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of such stock at the end of a given taxable year, such excess will be deductible as ordinary loss in the amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. The Fund's holding period with respect to its PFIC stock subject to the election will commence on the first day of the following taxable year. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

               Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon a sale or other disposition of its interest in the PFIC or any "excess distribution" (as defined) received by the Fund from the PFIC will be allocated ratably over the Fund's holding period in the PFIC stock,
(2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate, as the case may be) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

               Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.


Excise Tax on Regulated Investment Companies

               A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary income for such calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

               Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.


Fund Distributions


               Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. To the extent distributions from a Fund are attributable to dividends received from U.S. companies of income that generally was subject to tax, such designated distributions will be taxable to shareholders as dividend income under federal law and will qualify for the 15% maximum federal tax rate on dividends received by individuals if certain holding periods are met. Distributions from the International Fund and, to some extent, the other Funds may not qualify for the 15% dividend tax rate.


               A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his or her shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% (58% for alternative minimum tax purposes) of the capital gain recognized upon a Fund's disposition of domestic "small business" stock will be subject to tax.

               Conversely, if a Fund decides to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate although in such a case it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder will be required to report his or her pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

               Dividends paid by the International Fund generally should not qualify for the 70% dividends-received deduction for corporate shareholders. Dividends paid by the Tocqueville Fund and the Small Cap Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. Generally, a dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of the Code any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. The 46-day holding period must be satisfied during the 90-day period beginning 45 days prior to each applicable ex-dividend date; the 91-day holding period must be satisfied during the 180-day period beginning 90 days before each applicable ex-dividend date. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced if certain provisions of the Code apply.

               A corporate shareholder will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in alternative minimum taxable income.

               Investment income that may be received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known. Some of a Fund's investment income may be subject to foreign income taxes that are withheld at the source. Unless a Fund qualifies for and makes a special election, foreign taxes reduce net investment income of the Fund and are borne at the Fund level rather than passed through to shareholders under the applicable tax laws. If a Fund, such as the Tocqueville International Fund, qualifies and meets certain legal requirements, it may pass-through these foreign taxes to shareholders. Shareholders may then claim a foreign tax credit or a foreign tax deduction for their share of foreign taxes paid. If more than 50% of the value of a Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If a Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax advisor regarding the potential application of foreign tax credits.

               Distributions by a Fund that do not constitute dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

               Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

               Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

               Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding of 28% of dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to properly report the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."


Sale or Redemption of Shares

               A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of a Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Long-term capital gain recognized by an individual shareholder will be taxed at a maximum rate of 15% (5% if an individual shareholder is, and would be after accounting for such gain, eligible for the 10% or 15% tax bracket for ordinary income) if the holder has held such shares for more than 12 months at the time of the sale. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.


Foreign Shareholders

               Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.


               If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty rate) upon the gross amount of the dividend. Furthermore, such foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from a Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.


               If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

               In the case of a foreign shareholder other than a corporation, a Fund may be required to withhold U.S. federal income tax at a backup withholding rate of 28% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholder furnishes the Fund with proper notification of his foreign status.

               The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.


Effect of Future Legislation; State and Local Tax Considerations

               The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.


               Rules of state and local taxation of ordinary income distributions and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.



                                  UNDERWRITERS

               The Funds sell and redeem their shares on a continuing basis at their net asset value. They do not impose a charge for either purchases or redemptions (with the exception of the Genesis Fund), except for a redemption fee imposed on shares held for 120 days or less. With respect to the Genesis Fund, the Distributor receives commission revenues consisting of that portion of the sales charge remaining after the allowance by the Distributor to investment dealers. The Distributor does not receive an underwriting commission for the Tocqueville Fund, the Small Cap Fund, the International Fund or the Gold Fund. The sales load and volume discounts applicable to the Genesis Fund are set forth in the Prospectus and are incorporated herein by reference. In effecting sales of Fund shares under the Distribution Agreement, the

Distributor, as agent for the Fund, will solicit orders for the purchase of the Funds' shares, provided that any subscriptions and orders will not be binding on the Funds until accepted by the Funds as principal.

               The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. On November 16, 1999, President Clinton signed the Gramm-Leach-Bliley Act (the "Act"), repealing certain provisions of the Glass-Steagall Act which have restricted affiliation between banks and securities firms and amending the Bank Holding Company Act thereby removing restrictions on banks and insurance companies. The Act grants banks authority to conduct certain authorized activity through financial subsidiaries. In the opinion of the Advisor, however, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Trust's Board of Trustees will consider appropriate modifications to the Trust's operations, including discontinuance of any payments then being made under the Plans to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution will result in loss to shareholders or change in a Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.


                              FINANCIAL STATEMENTS

               The audited financial statements for each Fund for the fiscal year ended October 31, 2004, and the report therein of PricewaterhouseCoopers LLP, are incorporated by reference to the Trust's annual report. The annual report is available upon request and without charge.


            COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

               Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, is counsel for the Trust. PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, have been appointed independent registered public accounting firm for the Trust.


                              SHAREHOLDER INQUIRIES

               Shareholder inquiries should be directed to The Tocqueville Trust c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, Attention: [name of Fund], or may be made by calling 1-800-697-3863.

                                   Appendix A

                          TOCQUEVILLE ASSET MANAGEMENT
                             PROXY VOTING PROCEDURES


The Tocqueville View


The foundation of the Tocqueville investment management services and activities is the principles of trust and fiduciary responsibility set forth in both common and statutory law as well as regulatory promulgations. Exercising investment decisions in the exclusive best interest of its clients has been the sole objective and continuing practice of the firm. Thus the extension of those mandates to include the exercise of proxy voting as a value producing or protecting activity of a fiduciary is neither a surprise nor a hardship to the Tocqueville investment programs.

The authority to vote proxies for the clients is established by the Tocqueville advisory contract and, generally, all proxies are voted identically for all clients. In very limited circumstances where a material conflict of interest is identified, Tocqueville may accept direction from a client as to how to vote the shares pertaining to that client's interest. There may also be unusual circumstances when Tocqueville does not vote a proxy due to the extensive procedural requirements and cost of voting in a foreign country, undue delays in receiving proxy materials or a lack of sufficient information on which to render an analysis and formulate a vote recommendation

In light of the regulatory and reporting mandates pertaining to proxy voting, Tocqueville revised and expanded the written Proxy Voting Procedures and Policy Guidelines that are readily available, upon request, to its advisory clients as well as to the shareholders of Tocqueville Funds. Likewise the proxy voting record pertinent to an individual client is available at their request and the voting record for the Tocqueville Funds is published in Form P-NX and available to anyone upon request. In addition to SEC requirements governing registered advisers, Tocqueville proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set forth in DOL Interpretive Bulletin 94-2.

Proxy Voting Procedures


Committee on Corporate Governance & Responsibility

Established in 2004, the Committee on Corporate Governance & Responsibility is responsible for developing proxy voting guidelines for Tocqueville to be considered in voting on proposals submitted by corporate managements and shareholders. The Committee meets annually to review existing voting guidelines and as necessary to adopt voting guidelines for those issues identified as new. Thus the Guidelines may be updated from time to time as warranted by the Committee. Should an issue for which there is no established guideline be presented for a proxy vote, Tocqueville may abstain on the issue until such time as the Committee has formulated a guideline. Because the issues presented in the proxy process are so varied and often complex, the Committee adopts guidelines rather than rules and does not attempt to have a guideline for every issue.

Consistent with and in furtherance of the fiduciary responsibility of an investment adviser to enhance and preserve the investments of its clients, the Committee's primary focus is to consider the economic impact of proposals. Within that context, the Committee also seeks to promote basic principles of corporate governance:

    |X|  independence and accountability of the board of directors;
    |X|  equal treatment of all shareholders;
    |X| opportunity for shareholders to vote on issues which have a material financial impact on the corporation; and,
    |X|  executive compensation that reflects corporate performance

The Committee has also established voting policy guidelines to address social and political issues that are often presented by shareholder proposals. While supportive of corporations being "good corporate citizens" throughout the world, the primary concern of the Committee is the fiduciary responsibility of Tocqueville to preserve and maximize the client's long-term economic value. In the event the Committee determines that the adoption of a proposal would have a negative economic impact on the corporation, the financial impact will determine the vote recommendation resulting in instances where the vote is not in strict adherence to the guideline.

In formulating a voting policy guideline the Committee will primarily research the topic internally through information extracted from corporate governance studies, security analysts' reports, educational articles, analysis of management and shareholder proposals by independent research consultants as well as seminars pertaining to the subject matter.

Membership of the Committee shall be the President, the Chief Compliance Officer and, upon request, the Senior Portfolio Managers of Tocqueville.

Electronic Voting

To assist in the physical act of voting proxies; to ensure the timely receipt of all proxy statements, solicitations and voting cards pertaining to a particular security; to provide an affirmation that all client accounts are being voted; and to enhance the accuracy and ensure the uniformity of proxy voting record keeping, Tocqueville contracts the proxy voting services of ADP Proxy Edge. As a result, Tocqueville receives a single proxy package for most securities that require a vote, thus reducing the significant volume of duplicate hardcopy materials that were previous delivered. Every client for which Tocqueville has proxy voting authority, whether institutional or individual, and its equity holdings is registered into the Proxy Edge voting system to facilitate electronic voting. This usually results in the preparation and voting of a single proxy card reflecting the total of all shares owned by Tocqueville clients. Yet it also establishes a record of the proxy votes entered for each client in conformance with SEC Rule 275.204-2(c)(2)(iii). In addition it provides the data foundation for the preparation of any proxy voting reports required for Form P-NX and requested by clients, Fund shareholders, governmental agencies or interested persons.

Staff Responsibilities and Procedures

        >> Proxy voting responsibility is delegated to the chief compliance officer and the Tocqueville operations administrative staff.

                            Receipt & Reconciliation

        >> All materials pertaining to the proxy voting process and the annual meeting, including but not limited to the annual report, the proxy statement, the proxy voting card and any proxy solicitation material, of any corporate security owned by a Tocqueville client is directed to the operations assistant.
        >>   The operations assistant ascertains the meeting date, the record date and the timeframe within which the proxy must be voted.
        >>   The operations assistant extracts from the Tocqueville Funds and the Tocqueville client portfolio database a list of all holdings in the security on the record date to which the proxy pertains and, reconciles the Tocqueville holdings list of total shares held with the Proxy Edge list of total shares and the total cited on the proxy card.
        >> While any discrepancy is being resolved the proxy materials will be forwarded to the chief compliance officer for further processing.

                       Issue Review & Vote Recommendation

        >> The chief compliance officer monitors news article, analysts' reports, business journals and conference calls for information pertaining to portfolio corporations and maintains a record of any reporting deemed of significance to Tocqueville in its proxy voting process.
        >> All materials pertaining to the proxy vote are directed to the chief compliance officer for review and vote recommendation with a notation as to whether the vote must be expedited in order to comply with the voting timeframe.
        >> Underlying the proxy voting policies of Tocqueville is the fundamental principle that the financial performance of the corporation and its impact on shareholder value is the primary consideration in voting in the best interest of the client. From time to time this will require financial analysis of the company
             (ies) involved and the proxy materials will be forwarded to the Director of Research with a request that such an analysis be undertaken. The ultimate vote cast will represent the analysis' conclusion that value to our clients is best achieved if management pursues a particular course of action.
        >> After review and analysis of the proposals or resolutions to be voted on and in his discretion, the chief compliance officer initials, dates and marks the proxy voting card with the vote recommendation in accordance with the Proxy Voting Policy Guidelines.
        >> Voting ERISA client proxies is a fiduciary act of plan asset management to be performed by the investment adviser (Tocqueville), unless the voting right has been retained by the named fiduciary of the plan. No ERISA client of Tocqueville has retained proxy voting rights. Further, pursuant to the investment advisory agreement with individual clients, Tocqueville has been granted sole authority to vote all proxies with respect to the securities in the account. The client may withdraw this authority at any time as well as, under certain limited circumstances, instruct Tocqueville as to the direction of the proxy vote in any individual case.
        >> In the event the issue presented in a resolution is not yet the subject of the Proxy Voting Policy Guidelines or presents a unique perspective in contradiction of the Guidelines, the chief compliance officer, in his discretion, may cast an abstain vote or bring the issue with a proposed guideline or voting recommendation to the attention of the President for further review and consideration. The President may either establish a guideline to address the issue presented, vote that particular issue without establishing a guideline, or direct an abstain vote. If a guideline is not established, the basis for the vote on the issue shall be noted in a memorandum that is attached to the file copy of the proxy vote card.
        >> In the event that authority to vote the proxies for a client has not been delegated to Tocqueville or, as authorized by the advisory contract, a client has instructed Tocqueville how to vote the client proxy in an individual case, these voting instruction exceptions will be noted on the list of client record date holders. Without such a notation, the proxy shall be voted the same for all clients.

                             Casting & Confirmation of the Vote

        >> The proxy voting ballot(s) with voting instructions, along with all other proxy related materials, is returned to operations assistant in order that the vote may be cast via Proxy Edge electronic voting system. In addition, a written confirmation of this vote shall be prepared for the office records.
        >> Any ballots requiring hardcopy mailing or voting via www.proxyvote.com are xeroxed and faxed to ADP for reporting purposes only.
        >> All materials pertaining to the proxy vote on any corporate security, including but not limited to the corporate annual report (if provided), the proxy statement, the marked proxy voting card, proxy solicitation materials and any internal memoranda pertaining to a particular vote, shall be retained at the Tocqueville offices in accordance with SEC Rule 275.204-2(e)(1).

Conflicts of Interest

Although highly unlikely and consciously avoided, there is the potential for a material conflict of interest to arise between Tocqueville and the interest of its clients in the proxy voting process. Should a material conflict of interest arise it shall be resolved in a manner that is in the best interest of the clients.

     |X| Historically the business interests of the Tocqueville have not resulted in a situation where it was pressured to vote in a manner that was not in the best interest of the client owners. Yet it is understood that the value of a business relationship could possibly create a material conflict. In the event that the possibility of such a conflict of interest is identified, the Committee will determine whether to engage in one of the following courses of action.
               o Disclose the nature and extent of the conflict to client(s) affected, and seek guidance from the client(s) on how that particular corporate proxy should be voted on their behalf. A notation will be entered in the proxy voting records explaining the conflict and the client directed vote.
               o Disclose the nature and extent of the conflict, advise the clients of the intended vote and await client consent to vote in that manner.
               o Vote in accordance with the pre-determined policy guideline without discretion, thus effectively negating the conflict.
     |X| In the event a Tocqueville client is the proponent of a shareholder proposal or a candidate in a proxy contest that is opposed by the corporate management, the Committee will review and analyze the proposal pursuant to the Guidelines and vote the shares of the other Tocqueville clients as determined to be in their best economic interest. However, the client proponent of the proposal will be permitted to vote the proxy on the shares owned by that client. A notation will be entered in the proxy voting records explaining this situation.
     |X| In the event a Tocqueville officer or employee has a personal or business relationship with participants in a proxy contest, corporate directors or candidates for corporate director being voted on by Tocqueville, that officer or employee will be prohibited from any participation in the voting process for that particular company.
     |X| Ownership by Tocqueville officers or employees of corporate shares is not a conflict of interest resulting in exclusion from the participation in the voting process. However, the personal views of the officer or employee in voting their individual shares shall neither influence nor affect the voting of shares by Tocqueville in accordance with the Proxy Voting Procedures and Policy Guidelines.

Proxies That Will Not Be Voted

Although relatively a rare occurrence, there may be circumstances (especially with international holdings) when the cost of exercising the proxy vote outweighs the beneficial consequence of the resolution being voted on. As a result, Tocqueville generally will not endeavor to vote proxies whenever:

     |X| The proxy materials are written in language other than English and no translation has been provided
     |X| The proxy voting process of the foreign jurisdiction involved requires personal attendance or the retention of a representative for fee in order to cast a vote
     |X|   The proxies are subject to share blocking restrictions
     |X| The underlying security is on loan requiring that it be recalled in order to vote if the holdings are deminimis or the vote relates to a routine matter

Proxy Voting Record Retention & Availability

Records Retained

Consistent with SEC Rule 204-2(c)(2), Tocqueville has identified the following hardcopy records and materials pertaining to the proxy voting process that will be retained and preserved in accordance with the SEC directive.

     o   The Proxy Voting Procedures and Policy Guidelines of Tocqueville
     o   For every corporate security in the firm portfolio:
             i.   the annual report of the company (if provided)
             ii. the proxy statement pertaining to the annual or special meeting at which a vote of shareholders is to be recorded
             iii. the Tocqueville client record date holder list
             iv. any written proxy solicitation materials submitted in addition to the corporate proxy statement by either management or the proponent of the proposal or someone seeking to solicit support or votes on behalf of either management or the proponent
             v. any memoranda or notes prepared by Tocqueville that were material to making a decision in the course of exercising a proxy voting for client securities
             vi. the proxy card as marked by the chief compliance officer reflecting a vote "for, against or abstain" on each proposal presented and,

             vii. written confirmation from ADP or other electronic voting service that the vote was cast and received.

           In the event of a contested election or proposal, the proxy statement of each proponent shall be retained but only the proxy card actually used to vote shall be made a part of the hardcopy file.

     o For client accounts governed by ERISA: a separate permanent proxy file shall be maintained for each such account which shall include a statement of the account record date holdings for each security where a proxy vote was cast and a copy of the proxy voting card that was used to convey that vote.

     o A record of each client request for the Proxy Voting Procedures and Policy Guidelines or for information pertaining to the proxy voting for that client's securities. If the request is written or by email, a copy of the request and the Tocqueville written response shall constitute the record. If the request is a verbal communication, a memorandum shall be prepared as the record noting, at a minimum, a) the name of the client, b) the date of the request and, c) the date and extent of the Tocqueville response. The original of any request and a copy of the Tocqueville response will be retained in a separate file of such correspondence. In addition a copy of both the request and the response will be made a part of the client's individual file within the Tocqueville record-keeping system.

     o In accordance with SEC Rule 30b1-4, for proxies voted by Tocqueville pursuant to the delegation of such authority by registered investment companies, Form N-PX shall be used to annually report the proxy voting record for the most recent twelve-month period ending June 30. A separate Form N-PX shall be filed on behalf of each registered investment company client and shall include the following information:
               i. name of the issuer
               ii. exchange ticker
               iii. CUSIP, if easily available
               iv. shareholder meeting date
               v. brief description of the issue being voted on
               vi. whether the matter was proposed by the issuer or a
                  shareholder
               vii. how the fund cast its vote on the matter, and
               viii. whether the vote was cast for or against management's recommendation

Availability of Records

|_| The Proxy Voting Procedures and Policy Guidelines of Tocqueville are available, upon request, to any client or perspective client of the firm.
|_| A record of proxy votes cast on behalf of a client is available, upon request, to that particular client for whose securities the votes were cast.
|_| Form N-PX pertaining to any registered investment company for which Tocqueville has been delegated proxy voting responsibility shall be available upon request, within three days of such request.
|_| A request for the current Policy Guidelines or individual Tocqueville client proxy voting records may be submitted in writing to the address of the Tocqueville offices (40 West 57th Street, 19th Floor, New York, NY 10019), by email via the Tocqueville website mailbox (www.tocqueville.com) or verbally to the proxy unit of Tocqueville operations by calling toll-free 1-800-355-7307. All such requests will be routed to the chief compliance officer who shall respond in writing and provide a copy of the materials requested as appropriate.
|_| On an annual basis, the client accounts that are governed by ERISA will be provided a summary of the current Policy Guidelines and on a quarterly basis provided a written report of the proxy votes that were cast on behalf of the client during that calendar quarter.
|_| A request for the current Policy Guidelines used by Tocqueville in voting proxies on behalf of any registered investment company and/or a copy of Form N-PX may be submitted by calling toll-free 1-800-355-7307. Tocqueville does not offer Form N-PX via its website, however it is available on the SEC website at www.sec.gov. In response to requests submitted to Tocqueville, a copy of Form N-PX will be provided within three business days of receipt of the request by first class mail.
|_| As a general policy, other than as prescribed by SEC Rule, Tocqueville does not disclose the proxy vote record of any client to third parties or to the public.


Duration of Retention


In conformance with SEC Rule 204-2(e)(1), all proxy voting material and records described in further detail herein will be retained or accessible by Tocqueville for a period of not less than five (5) years.

In accordance with SEC Rule 204-2(c)(2), Tocqueville may engage the services of a third party source, such as ADP, for access to annual reports and proxy statements regarding client accounts. To provide added protection against unintentional destruction or discarding, a record of each vote cast and the materials supporting such vote is scanned and maintained in electronic format at the Tocqueville offices as well as stored at an off-site facility. SEC Rule 204-2(g) authorizes such safeguarding of records by electronic storage media.

A hardcopy of the proxy statement, vote cast and related materials is retained in the Tocqueville offices on a quarterly basis during the current calendar year. At the end of each quarter the hardcopy is sent to off-site storage. Further, a copy of any voting record is available from ADP ProxyEdge upon reasonable notice of request.

                          TOCQUEVILLE ASSET MANAGEMENT
                         PROXY VOTING POLICY GUIDELINES



                         Proxy Voting Policy Guidelines



                                    Overview

It is impossible to establish policies so comprehensive as to address every issue presented for a proxy vote by either corporate management or shareholder proponents. Accordingly Tocqueville has adopted "guidelines" that generally pertain to 95% of all proxy proposals presented. By definition, these guidelines do not dictate a particular result but rather provide the policy foundation for determining an appropriate course of action for voting proxies.

Due to the precatory nature of most shareholder proposals, latitude may be given to supporting resolutions that "request" the board of directors consideration of a particular corporate action or policy, whereas a stricter standard may be imposed if the shareholder proposal is a by-law amendment that, if approved, mandates implementation by the board.

When an issue is presented for the first time ever, Tocqueville may abstain until the there is an opportunity to analyze the subject matter for the adoption of a formal guideline.

 In special matters, such as a "hostile" takeover, contested election of directors, proposed merger or acquisition, equity research analysts of Tocqueville and proxy voting advisory research services will provide additional insight on the both the financial and corporate governance aspects of the situation. As always, the ultimate vote cast will be based on what Tocqueville determines to be in the best financial interest of its clients toward the maximization of shareholder value.

                       Guidelines on Management Proposals

Appointment of Auditors Generally *Supports the choice of auditors recommended by the independent audit committee of the board of directors, but prefers that there be a rotation of the firm auditing the company every ten (10) years. Consistent with Sarbanes-Oxley Act of 2002 prohibition of public accounting firms performing auditing work from contemporaneously providing certain non-audit services (financial information systems design; actuarial services; investment advisor or investment banking services), *Does not support the continued appointment of audit firms that also engage in consulting or services unrelated to the audit of the company.

Classified/Staggered Boards *Supports the annual election of all directors. *Does not support the establishment of staggered terms or "classified" boards. However support will not be withheld for the election of directors simply because the board is currently classified.

Confidential Ballot *Supports confidential voting by shareholders, and the use of independent tabulators and inspectors of election. *Does not support any attempt to either circumvent or curtail the confidentiality of the voting process.

Consent Proceedings/Special Meetings *Does not support the elimination or restriction of the shareholder right to solicit written consents for the removal and election of directors without a shareholder meeting. *Does not support restricting the ability or right of shareholders to call a special meeting of the company.

Contested Election of Directors *Case-by-case analysis will be undertaken to review the a) long term financial performance of the company, b) management's track record, c) qualifications of both slates of candidates, d) basis for the proxy contest, e) likelihood of proposed objectives being met and f) ultimate best economic interest of all shareholders.

Cumulative Voting *Supports allowing shareholders to cast cumulative votes by multiplying the number of shares owned by the number of director candidates and casting the total vote for any individual or slate of candidates. Cumulative voting may result in a minority bloc of stock being represented on the board and may also provide the most effective means for getting a difference in viewpoint on the board.

Director Liability & Indemnification *Supports a limitation on director liability and increased indemnification provided there is an exception to such indemnity in the event of fraud or a violation of fiduciary duty by any director. In particular, Does not support any proposal that would affect a director's liability for (a) breach of the duty of loyalty, (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, (c) unlawful purchase or redemption of stock, (d) payment of unlawful dividends, or (e) receipt of improper personal benefits. *Supports indemnification of legal expenses of directors and officers who acted in good faith and for a purpose they reasonably believe to be in the corporation's best interest. *Does not support increasing the indemnification of directors or officers for damages caused by violations of the duty of care.

Dual Class Stock *Does not support the creation or extension of dual class or unequal voting rights stock which reduces the voting power of existing shareholders and concentrates significant power in management.

Election of Directors *Support for the election of directors will be based primarily on the long-term economic performance of the company, its corporate governance principles and practices and the maintenance of accountability & independence of the board of directors. A failure of the directors to exercise appropriate oversight of management or to advance the best financial interests of shareholders could result in the withholding of election support. *Does not support the election of Audit Committee members who authorize the auditor to perform consulting or non-audit services, regardless of the amount of the fees paid. *Does not support the election of the Audit Committee Chair who fails to submit the appointment of auditors to shareholders for ratification. *As to individual directors, the failure of a director to attend 75% of the meeting of the board and committees of which the director is a member, without particular justification (i.e., illness) may result in the withholding of support. *Does not support election of directors or who have failed to personally invest their own funds in an equity position in the company. *Does not support the election of persons nominated for director who seek to serve on six or more boards of directors. Further, support will be withheld for the election of directors who have a demonstrated history of disregard for shareholder interests. This will be most prevalent with members of the Compensation Committee adopting executive compensation programs either too excessive or without regard for the financial performance of the company, or members of the Audit Committee if the company has corporate governance deficiencies or wrongdoings.

Certain principles of corporate governance can impact performance and therefore may be considered in determining whether to support the election of directors:

               >> A majority of directors should be non-management independents with no direct relationship with the company. Independence shall be evidence by (1) not being employed by the company or an affiliate in an executive capacity within the past three years, (2) not being or having been employed with a company or firm that is a paid advisor or consultant to the company, (3) having no personal services contract with the company, and (4) not being an immediate family member related to any current director or senior executive of the company.

               >> The audit committee, nominating committee and compensation committee of the board should be comprised entirely of non-management independent directors.

               >> Directors should not take specific action considered
                  particularly detrimental to shareholder interests; should not adopt excessive forms of compensation or severance agreements to protect economic interests of particular executives without approval of shareholders; should not adopt or implement excessive defensive measures that entrench management rather that protect shareholder value; and should not fail or refuse to implement as corporate policy the resolve of a shareholder resolution which received the favorable vote of the majority of the ballots cast during the preceding annual meeting.

Employee Stock Purchase Plans *Supports employee stock purchase plans provided that the plan is available to all employees, the purchase price is not less than 85% of the market price, employees are investing their own funds and the number of shares allocated for the plan does not excessively dilute the ownership interest of current shareholders.



Executive & Director Compensation Proposals to adopt or extend executive compensation plans are reviewed on a case-by-case basis, but any compensation plan must have the overriding purpose of motivating corporate personnel through performance incentives and must not be unduly generous. However, *Does not support any compensation plan that excessively consumes corporate resources or is dilutive to earnings and asset values. Additional negative factors of a compensation plan include:

 a) excessive dilution; b) options at below market prices; c) restricted stock giveaways awarding longevity rather than performance; d) stand-alone stock appreciation rights; e) loans or other forms of financial assistance to award holders; f) abusive change of control payments; g) excessive severance agreements; and h) blank-check authority to the administering committee to set or forgive terms as it desires.

        Director Compensation Equity ownership by directors is encouraged and a compensation structure should include shares of stock as a portion of the annual fee, however, *Does not support stock options for outside directors. *Does not support the creation of retirement benefits for outside directors. *Does not support granting bonuses or options to outside directors in the event of a "change of control", but supports the acceleration of awards already granted to avoid a sacrifice of benefits in such an event.

        Stock Option Plans *Does not support either the adoption or extension of stock option plans or plan amendments that result in excessive dilution. *Does not support omnibus stock option plans with multiple types of awards in one plan because shareholders should have the opportunity to vote on the separate components of each plan. *Does not support the granting of stock appreciation rights since they defeat the purpose of giving employees a long-term equity stake in the company. *Does not support stock depreciation rights that pay the employee cash when the market price of an option previously granted declines. *Does not support plans allowing for the repricing of options that have gone "underwater" (unless resulting from a market wide event over the short term rather than company specific poor performance). *Does not support option exercise pricing at below the market price of the stock on the date of grant. *Does not support the reloading of options so that the stock available under the plan automatically increases as the exercise of options increases. *Does not support the extension of the option exercise period more than three years beyond retirement because it gives retired executives unlimited upside profit potential from movement in the stock price that is unrelated to any effort of the executive to improve performance.

        Executive Loans Consistent with the Sarbanes-Oxley Act of 2002 prohibition against personal loans to corporate officers or directors, *Does not support company loans to executives/employees for use in paying for stock or stock options with a promissory note or to borrow money from the company. *Does not support a loan at rates substantially below market rates. *Does not support the forgiveness of loans upon termination or retirement. Any existing loans and action taken with regard to them must be fully disclosed to shareholders and have been made only pursuant to plans previously approved by the board of directors.

        Incentive Compensation Plans *Does not support incentive compensation plans that are not specifically related to corporate and individual performance such as restricted stock or cash equivalents as a reward for staying with the company a certain number of years, but are not tied to performance goals.

Fair Price Amendments *Supports proposals that prohibit a two-tier pricing system by requiring anyone seeking to acquire a company to pay every shareholder a fair price. *Does not support such amendments if they are coupled or linked with a supermajority vote requirement or other anti-takeover defensive device.

Linked Proposals *Does not support proposals which link or bundle two or more elements or issues, that are not separately beneficial to shareholders, together in one proposal. Such proposals can be used as either a means to disguise what is being sought or a form of coercion (i.e. a fair price amendment linked to a supermajority amendment or a corporate governance reform linked to the payment of a dividend).

Mergers & Acquisitions *Case-by-case analysis and evaluation will be conducted by research analyst staff to determine whether the planned merger or acquisition is in the ultimate best financial interest of shareholders and our clients.

Private Placement Financing *Does not support proposals seeking blanket shareholder approval of the unrestricted or significant issuance of equity shares for private placement financing. Without having explanation and information on a specific placement, shareholders should not relinquish such broad discretion for equity financing to the board.

Poison Pills *Does not support the creation or extension of poison pills, involving the issuance of preferred stock purchase rights unilaterally declared as a dividend without shareholder approval, that can result in insulating incumbent management against competitive bids for the company. Poison pills presented for shareholder approval will be considered on a case-by-case basis, but generally *Does not support any form of management entrenchment device and practice.

Pre-emptive Rights *Does not support proposals seeking to eliminate the pre-emptive right of shareholders to maintain their proportional ownership position by having the first opportunity to purchase additional shares made available through a new public offering. Such rights not only reduce the negative impact of dilution otherwise caused by newly issued shares, but also preserve the voting interests of the shareholders.

Proxy Process *Does not support the elimination or restriction of shareholders' access to the proxy process. Federal and state law authorizes the filing of shareholder resolutions that are limited in scope by the procedures of SEC Rule 14a-8, providing a means by which shareholders may pursue the accountability of directors and the future policy direction of the company.
Reincorporation *Supports proposals for reincorporation to another jurisdiction when a sound financial or business reason is demonstrated. *Does not support such proposals when posed as part of an anti-takeover defense or solely to limit directors' liability.

Size of the Board *Supports the board of directors' discretion, with shareholder approval, in setting the size of the board.

Stakeholder Proposals *Does not support proposals seeking to redefine the "business judgment rule" and provide a wide range of director discretionary considerations as to the impact of corporate actions on its employees, customers, creditors and communicates. Allowing consideration of stakeholders can undermine the pre-eminence of shareholder rights and may have a negative impact on the company.

Stock Authorization Providing the board of directors with flexibility in changing financial conditions is desirable, but an increase of authorized stock as an anti-takeover defensive mechanism is not. *Supports an increase of authorized common stock when management demonstrates a specific need or intent to meet immediate business needs (i.e. stock split, recapitalization or funding of employee stock purchase plan). An increase of greater than 100% of the current authorization will be evaluated on the basis of the company's need for additional shares. *Does not support the authorization of or an increase in blank-check preferred stock unless management provides an explanation of the specific financial purpose and benefit of the issuance, and details all voting rights associated with the preferred stock.

Supermajority Amendments *Does not support proposals that would establish a supermajority vote threshold for shareholder approval of any action of the board of directors, including but not limited to the adoption or amendment of the company charter or bylaws, or the merger with or acquisition of/by another corporate entity.

                       Guidelines on Shareholder Proposals

Auditor Independence *Supports proposals seeking to restrict the public accounting firm retained to perform auditing services for a company from also engaging in management consulting service for the company. *Supports company initiatives that also seek shareholder ratification of the appointment of the separate management consulting firm.

Board Diversity *Does not support proposals that encourage diversified representation on the board merely for the sake of diversification. *Supports proposals that seek to expand the search for qualified director candidates without regard to race, creed or color. *Does not support proposals that dictate the inclusion or exclusion of particular classes or groups as directors.

Business Operations *Does not support shareholder proposals that seek to dictate the course, content or direction of business operations.

Charitable/Political Contributions *Does not support proposals to have shareholders direct how and to whom the corporation should make charitable, philanthropic and political contributions. *Supports reasonable requests for disclosure of such contributions as an element of the board's accountability to shareholders, provided it does not entail excessive costs.

Climate Change *Supports proposals seeking increased disclosure regarding the risks of liability and cost to a company's business operations, financial security and reputation that may result from climate changes caused by green-house gas emissions and "global warming". Insurers having begun to factor directors' actions to address the potential risks associated with climate change in the determination to provide directors-and-officers liability coverage, it is equally important that there be increased disclosure to shareowners of how the board plans to address and mitigate these risks.

Director Compensation Approvals *Does not support proposals seeking to establish the annual approval by shareholders of compensation for non-employee directors. If dissatisfied with the levels of compensation being paid our displeasure is expressed by withholding support for the election of the board or the Compensation Committee members in particular.

Director Governance & Policy *Supports proposals promoting good corporate governance by seeking a majority of non-management, independent directors, and the formation of totally independent audit, nominating and compensation committees. *Supports the elimination of retirement plans for non-management independent directors. *Supports proposals seeking the separation of the offices of Chairman and Chief Executive Officer in order that the structure and style of leadership does not compromise the Chairman's duty to oversee management or give the CEO undue power to determine corporate policy. As an alternative to separating these offices, *Supports the appointment of an independent lead director. *Does not support the establishment of artificial qualifications for directors such as mandatory retirement age, term limits and minimum stock ownership. The board's internal self-evaluation of director performance should determine whether a director continues to be qualified for the board.

Director Nomination Processes Although appreciating the desire that shareholders have an effective and equitable means of participating in the election of directors, *Does not support proposals seeking to have multiple nominees for each director position being elected. SEC rule and state statute establish the nomination and election processes for directors and a uniform process is applicable to all corporations.

Disclosure Issues *Supports proposals seeking disclosure to shareholders on business activities provided there is no excessive cost to the company, the request is reasonable, the information would be of benefit to all shareholders and is not otherwise readily available. *Does not support disclosure when the information being sought is proprietary, confidential, duplicative, excessive or irrelevant to the operation of the company. *Does not support proposals seeking disclosure that exceeds SEC requirements about executive compensation, director nominees or corporate employees' prior professional service.

Drug Patent Extension The business decision to request an extension of the patent on a prescription drug is not, per se, an unethical endeavor. While the FTC has ultimate authority to regulate the competition between generic and patent protected drugs, and to insure that any request for patent extension is pursued within the parameters of the pertinent statute (Hatch-Waxman law), it is not an unreasonable request that the board of directors adopt ethical standards for its process of seeking a patent extension and to report to shareholders on such standards. *Supports proposals resolving such a reasonable request.

Election of Directors Recognizing that a plurality voting threshold is tantamount to insuring one's election to the board of directors and, thus, effectively negating the right of shareholders to elect their corporate representatives, *does not support proposals seeking to raise the threshold to a majority of shareholders entitled to vote. Until the SEC has finalized a rule uniformly applied to all, it is premature to impose a differing voting threshold standard on a few.

Energy & Environmental Issues *Supports proposals promoting the preservation of the global environment by seeking the adoption of the CERES Principles that encourage the company to operate in a manner that protects the environment as well as the safety and health of its employees. If a corporation's environmental record is proven so poor as to have (or the potential for) a negative economic impact on shareholder value, support may be given to a proposal seeking specific action directed at significantly improving the company's poor environmental record.

Equal Employment/Anti-Discrimination *Supports proposals seeking prohibitions against discrimination based on race, color, creed, sex, religion, sexual orientation, labor organization affiliation or activities, or non-job related criteria.

Executive Compensation *Does not support proposals seeking to establish limits or caps on executive compensation, but will consider supporting proposals seeking to link compensation to financial performance objectives and/or shareholder value. *Does not support "common sense executive compensation" proposals seeking to establish arbitrary limitations or caps on executive compensation or to dictate the considerations weighed by compensation committees in determining the appropriate levels of competitive compensation programs.*Supports the use of "indexed stock options" having an exercise price indexed or linked to a market or industry peer group stock performance index. *Does not support proposals linking executive compensation to corporate social responsibility performance measures.

Expensing Stock Options *Does not support proposals seeking to have a company expense future stock options as this would result in the understatement of the true cost of the dilution and would obscure the company's profitability.

Incorporation Jurisdiction Acknowledging the good governance practices and protections afforded shareholders in the United States, and also noting the financial impact of cost and taxation considerations of incorporating "off shore", *does not support proposals seeking to dictate the jurisdiction of incorporation. The determination of where to incorporate is a fundamental business decision balancing the combined economic and governance interests of the shareholders that is best left to the Board of Directors.

International Human Rights *Does not support proposals seeking specific action to promote human rights outside the United States. *Abstain on proposals seeking disclosure about international business activities. *Supports the adoption and implementation of the Global Sullivan Principles in light of their previous significant success in advancing human rights within U.S. corporate operations in South Africa. *Supports that adoption and implementation of the MacBride Principles of Fair Employment in Northern Ireland in light of advancements made within U.S. corporations there to eliminate religious discrimination in employment and hiring. *Supports the adoption and implementation of the China Business Principles as being a logical extension of the Sullivan Principles and the McBride Principles that have been effective in improving both the opportunity and condition of employment for workers.

Military Issues *Abstain on proposals pertaining to military issues/operations or the production of products used by or created for the military.

Poison Pill *Supports proposals seeking to have the creation of future and the extension of current poison pills be subjected to shareholder approval. The redemption of poison pill should be evaluated on a case-by-case basis, therefore *Does not support proposals that bundle the redemption of an existing pill with the shareholder approval of poison pill adoption.

Proxy Process *Does not support proposals seeking to expand the means or criteria for shareholders to gain access to or inclusion in issuer proxy materials unless such modification of process is done pursuant to SEC Rule uniformly applicable to all corporations.

Radioactive Waste Recognizing that all policies and procedures regarding radioactive waste must comply with regulations promulgated by the NRC, *Supports proposals seeking a renewal or new review of company policy in order to implement processes to reduce vulnerability to catastrophic nuclear accidents as being reasonable and as not imposing undue burden or costs on the company.

Severance Agreement Approval *Supports shareholder approval of severance packages that will provide for benefits greater than 2.5 times compensation (salary & bonus).

Share Retention *Supports proposals seeking the board of directors to adopt a policy requiring that directors and/or executives retain a percentage of shares acquired through equity compensation programs during their employment. However, *Does not support proposals that seek to establish a minimum percentage of shares to be retained. While the percentage should be relatively high, the board of directors should determine what is appropriate for the particular equity compensation programs of the company.

Tobacco *Does not support proposals advocating the disinvestment of tobacco operations or to otherwise effect the production of tobacco related products. *Supports proposals that seek either a uniform international warning system on the health risks of tobacco use or increased corporate public education activities regarding the health risks of tobacco use. *Review on a case-by-case basis proposals pertaining to issues such as youth smoking, cigarette smuggling and internet sale of cigarettes.

Workers' Rights *Supports proposals directed at the fair treatment of workers and their labor organizations seeking labor/management cooperation and enhance labor/management relations. *Supports the adoption of workplace codes of conduct and rights of employment protecting against child or compulsory labor, discrimination and freedom of association, such as those included in the ILO Conventions, which are in conformance or even may exceed the local law of a foreign jurisdiction. The fundamental rights of employment protection and workplace safety should be uniformly available to all workers engaged in the production of products and services sold by U.S. corporations regardless of the geographic location of the factory or plant.

PART C.   OTHER INFORMATION
-------   -----------------

ITEM 23.   Exhibits
--------   --------

(a)(1)         Agreement and Declaration of Trust of the Registrant. (1)

(a)(2) Amendment to the Agreement and Declaration of Trust of the Registrant dated August 19, 1991. (2)

(a)(3) Amendment to the Agreement and Declaration of Trust of the Registrant dated August 4, 1995. (1)

(b)            Amended and Restated By-laws of the Registrant. (2)

(c) Form of certificate for shares of beneficial interest, par value $.01 per share, of the Registrant. (1)

(d)(1) Investment Advisory Agreement between the Registrant, on behalf of The Tocqueville Genesis Fund, and Tocqueville Asset Management L.P. (the "Adviser"). (3)

(d)(2) Form of Investment Advisory Agreement between the Registrant, on behalf of The Tocqueville Gold Fund, and the Adviser. (4)

(d)(3) Investment Advisory Agreement between the Registrant, on behalf of The Tocqueville Fund, and the Adviser. (1)


(d)(4) Amendment to the Investment Advisory Agreement between the Registrant, on behalf of The Tocqueville Fund, and the Adviser.(8)


(d)(5) Investment Advisory Agreement between the Registrant, on behalf of The Tocqueville Small Cap Value Fund, and the Adviser. (1)

(d)(6) Investment Advisory Agreement between the Registrant, on behalf of The Tocqueville International Value Fund, and the Adviser. (1)


(d)(7) Amendment to the Investment Advisory Agreement between the Registrant, on behalf of The Tocqueville International Value Fund, and the Adviser.(8)


(e) Distribution Agreement, as amended, between the Registrant and Lepercq, de Neuflize/Tocqueville Securities, L.P. (3)

(f)            None.


(g)(1) Amended and Restated Custodian Agreement between the Registrant, The Tocqueville Alexis Trust and U.S. Bank, N.A. is filed herewith.

(g)(2) Global Custody Tri-Party Agreement between The Chase Manhattan Bank, U.S. Bank, N.A. (formerly Firstar Trust Company) and the Registrant, on behalf of The Tocqueville Small Cap Value Fund.
               (2)

(g)(3) Form of Amendment to the Global Custody Tri-Party Agreement between The Chase Manhattan Bank, U.S. Bank, N.A. (formerly Firstar Bank, N.A.) and the Registrant, on behalf of The Tocqueville Small Cap Value Fund. (2)

(g)(4) Form of Global Custody Tri-Party Agreement between The Chase Manhattan Bank, U.S. Bank, N.A. (formerly Firstar Trust Company) and the Registrant, on behalf of The Tocqueville Gold Fund. (1)


---------------
(1) Previously filed in Post-Effective Amendment No. 26 to the Registrant's Registration Statement on Form N-1A on January 30, 2002, and incorporated by reference herein.

(2) Previously filed in Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A on February 27, 2003, and incorporated by reference herein.

(3) Previously filed in Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A on March 1, 2004, and incorporated by reference herein.

(4) Previously filed in Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A on April 15, 1998, and incorporated by reference herein.


(8) Previously filed in Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A on December 29, 2004, and incorporated by reference herein.

(g)(5) Form of Amendment to the Global Custody Tri-Party Agreement between The Chase Manhattan Bank, U.S. Bank, N.A. (formerly Firstar Bank, N.A.) and the Registrant, on behalf of The Tocqueville Gold Fund. (2)

(g)(6) Global Custody Tri-Party Agreement between The Chase Manhattan Bank, U.S. Bank, N.A. (formerly Firstar Trust Company) and the Registrant, on behalf of The Tocqueville International Value Fund (formerly Tocqueville Europe Fund).
               (5)

(g)(7) Form of Amendment to the Global Custody Tri-Party Agreement between The Chase Manhattan Bank, U.S. Bank, N.A. (formerly Firstar Bank, N.A.) and the Registrant on behalf of The Tocqueville International Value Fund. (2)


(g)(8)         Form of Global Custody Tri-Party Agreement between JPMorgan
               Chase Bank, U.S. Bank, National Association and the Registrant on behalf of The Tocqueville Genesis Fund. (3)


(h)(1)         Administration Agreement between the Registrant and the Adviser.
               (2)

(h)(2) Fund Sub-Administration Servicing Agreement between the Adviser and Firstar Trust Company. (6)

(h)(3) Amendment to the Fund Sub-Administration Servicing Agreement between the Adviser and U.S. Bancorp Fund Services, LLC (formerly Firstar Mutual Fund
               Services, LLC). (2)

(h)(4) Amendment to the Fund Sub-Administration Servicing Agreement between the Adviser and U.S. Bancorp Fund Services, LLC. (3)


(h)(5) Amended and Restated Transfer Agent Servicing Agreement between the Registrant, The Tocqueville Alexis Trust and U.S. Bancorp Fund Services, LLC is filed herewith.

(h)(6) Amended and Restated Fund Accounting Servicing Agreement between the Registrant, The Tocqueville Alexis Trust and U.S. Bancorp Fund Services, LLC is filed herewith.

(h)(7) Amended and Restated Prospect Servicing Agreement between the Registrant, The Tocqueville Alexis Trust and U.S. Bancorp Fund Services, LLC is filed herewith.


---------------
(2) Previously filed in Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A on February 27, 2003, and incorporated by reference herein.

(3) Previously filed in Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A on March 1, 2004, and incorporated by reference herein.

(5) Previously filed in Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A on February 28, 1997, and incorporated by reference herein.

(6) Previously filed in Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A on February 28, 2001, and incorporated by reference herein.

(h)(8) Expense Limitation Agreement between the Registrant, on behalf of The Tocqueville Genesis Fund, and the Adviser . (3)


(i)(1) Opinions of Spengler, Carlson, Gubar, Brodsky & Frischling and Hale & Dorr. (2)

(i)(2) Consent of Paul, Hastings, Janofsky & Walker LLP is filed herewith.

(j)            Consent of PricewaterhouseCoopers LLP is filed herewith.


(k)            Annual Report for the fiscal year ended October 31, 2004. (9)


(l)            Certificate re: initial $100,000 capital. (2)

(m)(1) Plan for Payment of Certain Expenses for Distribution or Shareholder Servicing Assistance of Class A Shares of The Tocqueville Fund. (2)

(m)(2) Plan for Payment of Certain Expenses for Distribution or Shareholder Servicing Assistance of Class A Shares of The Tocqueville Small Cap Value Fund. (2)

(m)(3) Plan for Payment of Certain Expenses for Distribution or Shareholder Servicing Assistance of Class A Shares of The International Value Fund. (2)

(m)(4) Plan for Payment of Certain Expenses for Distribution or Shareholder Servicing Assistance of Class A Shares of The Tocqueville Gold Fund. (2)

(m)(5) Plan for Payment of Certain Expenses for Distribution or Shareholder Servicing Assistance of Class A Shares of The Tocqueville Genesis Fund. (3)

(m)(6) Distribution Agreement, as amended, between the Registrant and Lepercq, de Neuflize/Tocqueville Securities, L.P., is filed herewith. (3)

(n) Multiple Class Plan (in accordance with Rule 18f-3) of The Tocqueville Trust has been recscinded.

(o)            Reserved.


(p)(1)         Code of Ethics for the Registrant and Lepercq, de
               Neuflize/Tocqueville Securities, L.P. (8)

(p)(2)         Code of Ethics for the Adviser. (8)


(q)(1)         Powers of Attorney for The Tocqueville Trust. (2)

(q)(2)         Powers of Attorney for The Tocqueville Trust. (3)

---------------
(2) Previously filed in Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A on February 27, 2003, and incorporated by reference herein.

(3) Previously filed in Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A on March 1, 2004, and incorporated by reference herein.


(8) Previously filed in Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A on December 29, 2004, and incorporated by reference herein.

(9) Previously filed in Registrant's Annual Report on Form N-CSR filed on January 11, 2005, and incorporated by reference herein.

ITEM 24.  Persons Controlled By or Under Common Control with Registrant
--------  -------------------------------------------------------------

        None

ITEM 25.  Indemnification
--------  ---------------

        Article VIII of the Registrant's Agreement and Declaration of Trust provides as follows:

        The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or (b) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties) shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

        As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reasons of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

        Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Covered Persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Covered Person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Covered Person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26.   Business and Other Connections of Investment Advisor
--------   ----------------------------------------------------

                Name                      Business Activity within the past two fiscal years
-------------------------------------  --------------------------------------------------------
Francois D. Sicart                           Chairman and Director, Tocqueville Management
    Tocqueville Management Corp.         Corporation, the General Partner of Tocqueville Asset
    1675 Broadway                                           Management L.P.
    New York, New York  10019

Robert Kleinschmidt                        President, Chief Investment Officer and Director,
    Tocqueville Management Corp.        Tocqueville Management Corporation, the General Partner
    1675 Broadway                                of Tocqueville Asset Management L.P.
    New York, New York  10019



ITEM 27.   Principal Underwriters
--------   ----------------------

        (a)    The Tocqueville Alexis Trust

        (b) The following information is furnished with respect to the officers and partners of Lepercq, de Neuflize/Tocqueville Securities, L.P., the Registrant's principal underwriter. The business address for all persons listed below is 1675 Broadway, New York, New York 10019.

          Name and Principal            Positions and Offices with       Positions and Offices
           Business Address               Principal Underwriters            with Registrant
-------------------------------------  ----------------------------  -----------------------------
Tocqueville Management Corp.*                General Partner                   None
1675 Broadway
New York, New York  10019

Francois D. Sicart                          Chairman, CEO and          Chairman and Trustee
                                                Director

Robert Kleinschmidt                             President              President and Trustee


        (c)    Not Applicable.

ITEM 28.   Location of Accounts and Records
--------   --------------------------------

        The accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 relating to each series of the Trust are held by U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202, the Trust's transfer agent.

ITEM 29.   Management Services
--------   -------------------

        Not applicable.

ITEM 30.   Undertakings
--------   ------------

        Not applicable.



--------
* Francois Sicart and Robert Kleinschmidt are the directors and officers of Tocqueville Management Corp. and hold the positions listed above in Item 26.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 25th day of February, 2005.


                                            THE TOCQUEVILLE TRUST

                                            By: /s/ Francois D. Sicart
                                                --------------------------------
                                                Francois D. Sicart
                                                Principal Executive Officer






        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed by the following persons in the capacities indicated on the 25th of February, 2005.




        Signatures                              Title                              Date
        ----------                              -----                              ----

/s/ Francois D. Sicart          Chairman, Principal Executive             February 25, 2005
----------------------------    Officer and Trustee
Francois D. Sicart

/s/ Robert Kleinschmidt         President, Principal Operating            February 25, 2005
----------------------------    Officer, Principal Financial Officer
Robert Kleinschmidt             and Trustee


Lucille G. Bono*                Trustee
Charles W. Caulkins**           Trustee
James W. Gerard*                Trustee
Inge Heckel*                    Trustee
Guy A. Main*                    Trustee
Larry M. Senderhauf*            Trustee

/s/ Roger Cotta                                                           February 25, 2005
----------------------------
Roger Cotta
Attorney-in-Fact*



----------
    * Executed copies of the Powers of Attorney were filed as Exhibit (q)(1) to Registration Statement No. 33-8746 on February 27, 2003.

    ** Executed copy of the Power of Attorney was filed as Exhibit (q)(2) to Registration Statement No. 33-8746 on March 1, 2004.

                               INDEX TO EXHIBITS
                               -----------------

  Exhibit          Caption
  -------          -------

  Exhibit (g)(1)   Amended and Restated Custodian Agreement

  Exhibit (h)(5)   Amended and Restated Transfer Agent Agreement

  Exhibit (h)(6)   Amended and Restated Fund Accounting Servicing Agreement

  Exhibit (h)(7)   Amended and Restated Prospect Servicing Agreement

  Exhibit (i)(2)   Consent of Paul, Hastings, Janofsky & Walker LLP

  Exhibit (j)      Consent of PricewaterhouseCoopers LLP